As filed with the Securities and Exchange Commission on December 16, 1999

                                               Securities Act File No. 2-10685
                                       Investment Company Act File No. 811-214
===============================================================================

                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                       WASHINGTON, D.C. 20549
                              FORM N-1A
       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             |X|
                     Pre-Effective Amendment No.                           |_|
                   Post-Effective Amendment No. 88                         |X|
                               and/or
   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         |X|
                            Amendment No.                                  |X|
                  (Check Appropriate Box or Boxes)

                             --------------------

                      SENTINEL GROUP FUNDS, INC.
         (Exact Name of Registrant as Specified in Charter)

      National Life Drive
      Montpelier, Vermont                                  05604
(Address of Principal Executive Offices)                 (Zip Code)

                                (802) 229-3900
             (Registrant's Telephone Number, including Area Code)

                             --------------------

        D. Russell Morgan, Esq.                           Copy to:
     c/o Sentinel Group Funds, Inc.                John A. MacKinnon, Esq.
          National Life Drive                         Brown & Wood LLP
       Montpelier, Vermont 05604                   One World Trade Center
(Name and Address of Agent for Service)         New York, New York 10048-0557

                               ----------------

  It is proposed that this filing will become effective (check appropriate box)
                   |_| immediately upon filing pursuant to paragraph (b)
                   |_| on (date) pursuant to paragraph (b)
                   |_| 60 days after filing pursuant to paragraph (a)(1)
                   |_| on (date) pursuant to paragraph (a)(1)
                   |X| 75 days after filing pursuant to paragraph (a)(2)
                   |_| on (date) pursuant to paragraph (a)(2) of Rule 485.
  If appropriate, check the following box:
                   |_| this post-effective amendment designates a new
                       effective date for a previously filed post-effective amendment.


                                ---------------


 Title of Securities Being Registered: Common Stock, par value $.01 per share.

===============================================================================

                             SUBJECT TO COMPLETION

                PRELIMINARY PROSPECTUS DATED DECEMBER 16, 1999

     The information contained in this prospectus is not complete and may be changed. We may not use this prospectus to sell securities until the registration statement containing this prospectus, which has been filed with the Securities and Exchange Commission, is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                              THE SENTINEL FUNDS

                      SENTINEL FLEX CAP OPPORTUNITY FUND

                PROSPECTUS SUPPLEMENT DATED FEBRUARY , 2000 TO

       PROSPECTUS DATED MARCH 31, 1999, AS AMENDED ON SEPTEMBER 13, 1999

     On February , 2000, Sentinel Group Funds, Inc. (the "Company") began offering shares of a new Fund named Sentinel Flex Cap Opportunity Fund (the "Flex Cap Opportunity Fund"). This Supplement, which is to be used in conjunction with the Prospectus for the Sentinel Funds dated March 31, 1999, as amended on September 13, 1999 (the "Prospectus"), describes the investment objective and policies and other features of the Flex Cap Opportunity Fund.

     What is the Main Goal and Investment Strategy of the Flex Cap Opportunity Fund?

     The Flex Cap Opportunity Fund seeks long-term capital appreciation. The Fund will invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The Fund invests primarily in "growth" stocks. The Fund invests in companies of all sizes. Income is not an important factor in selecting investments.

     What are the Main Risks of Investing in the Flex Cap Opportunity Fund?

     The main risks of investing in the Fund include:

     - fluctuation in Fund price per share due to changes in the market prices of the investments.

     - the tendency of stocks, especially "growth" stocks, to be more volatile than some other investments you could make, such as bonds.

     - the risk that the cost of borrowing money to leverage the Fund's assets will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

     As with any equity fund, your investment will go up or down in value, and the loss of your investment is a risk of investing. An investment in the Flex Cap Opportunity Fund is best suited for investors who seek long-term capital growth and can tolerate substantial fluctuations in their investment's value. Compared with the other Sentinel Funds, the Flex Cap Opportunity Fund is likely to have the greatest price volatility, and may subject you to the highest risk of loss of your investment.

     There can be no assurance that the Flex Cap Opportunity Fund will achieve its investment objective.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment) Class A Shares:

Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of the offering price)...................................................    5.00% maximum
Maximum Deferred Sales Charge (Load)................................................           None1
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.........................           None
Redemption Fees.....................................................................           None1,2
Exchange Fees.......................................................................           None

------------
1    If you do not pay a sales charge because your purchase amount is
$1,000,000 or more, then you may pay a deferred sales charge of up to 1% if you redeem your shares within two years of your purchase.

2    If you redeem by wire transfer, we assess a wire charge of $25.

Class B Shares:

Maximum Sales Charge (Load) Imposed on Purchases....................................           None
Maximum  Deferred  Sales Charge  (Load) (as a percentage  of the lower of the purchase
price or the net asset value of the shares being redeemed)..........................           4.00%3
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.........................           None
Exchange Fees.......................................................................           None

------------
3 The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, the deferred sales charge declines.

Class C Shares:


Maximum Sales Charge (Load) Imposed on Purchases....................................           None
Maximum Deferred Sales Charge (Load) (as a percentage
of the lower of  the purchase price or the net asset value                                1.00% for one year
of the shares being redeemed)......................................................        after purchase
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.........................           None
Exchange Fees.......................................................................           None

Annual Fund Operating Expenses

     We estimate that the Flex Cap Opportunity Fund will incur the expenses shown below in its first year of operations, expressed as a percentage of the Fund's average net assets.


                                        Class A shares               Class B shares                 Class C Shares

Management Fees                             0.90%                         0.90%                          0.90%
Rule 12b-1 Fees (includes
     service fee
     and distribution fee)                  0.30%                         1.00%                          1.00%
Other Expenses:
     Accounting and
Administrative Costs                        0.03%                         0.03%                          0.03%
     Other                                  0.22%                         0.22%                          0.22%
                                            -----                         -----                          -----
Total Other Expenses                        0.25%                         0.25%                          0.25%
                                            -----                         -----                          -----
Total Fund Operating Expenses               1.45%                         2.15%                          2.15%
                                            =====                         =====                          =====

Examples:

         These examples are intended to help you compare the cost of investing in the Flex Cap Opportunity Fund with the cost of investing in other mutual funds. They assume that you invest $10,000 in the Flex Cap Opportunity Fund for the time periods indicated, that you pay the initial sales charge in the case of the Class A shares, that the Fund's operating expenses are as estimated above for the entire period, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.

                                          1 year                     3 years
                                          ------                     -------

Class A shares                               $                          $
Class B shares (assuming redemption          $                          $
        at the end of the period)

Class B shares (assuming no redemption       $                          $
        at the end of the period)
Class C shares (assuming redemption          $                          $
        at the end of the period)
Class C shares (assuming no redemption       $                          $
        at the end of the period)

     Details About the Flex Cap Opportunity Fund's Investment Objective, Principal Investment Strategies, and Associated Risks

     The Flex Cap Opportunity Fund seeks long-term capital appreciation. The Fund will invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The Fund invests primarily in "growth" stocks. The Fund's subadvisor, Fred Alger Management, Inc. ("Alger"), believes that these companies tend to fall into one of two categories:

-        High Unit Volume Growth

         Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

-        Positive Life Cycle Change

         Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger or acquisition.

         The Fund invests in companies of all sizes.

     The Fund can leverage its assets, that is, borrow money, to buy additional securities for its portfolio. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed. However, this subjects the Fund to the risk that the cost of borrowing money to leverage its assets may exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed. However, the Fund is not required to use leverage and there is no assurance that the Fund will use leverage.

     Prices of growth stocks tend to be higher in relation to their companies' earnings, and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile.

     Although the Fund does not intend to concentrate in any one industry, the companies which satisfy Alger's investment criteria may be concentrated in certain broad sectors, such as technology. This also may increase the volatility of the Fund's share price.

     The Fund's trading in some stocks may be relatively short-term, meaning that the Fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses. In addition, a high level of short-term trading may increase the Fund's realized gains, thereby increasing the amount of taxable distributions to shareholders at the end of the year.

     As with any equity fund, your investment will go up or down in value, and the loss of your investment is a risk of investing. An investment in the Fund is best suited for investors who seek long-term capital growth and can tolerate substantial fluctuations in their investment's value. Compared with the other Sentinel Funds, the Flex Cap Opportunity Fund is likely to have the greatest price volatility, and may subject you to the highest risk of loss of your investment.

     The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Alger believes that adverse market or other conditions warrant such investment. Such action is an attempt to protect the Fund's assets from a temporary unacceptable risk of loss, rather than directly to promote the Fund's investment objective.

     The Flex Cap Opportunity Fund may invest up to 15% of its net assets in illiquid securities and invest in portfolio depositary receipts up to 5% of its total assets. These securities and investment techniques are discussed in detail in the Sentinel Funds' Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Supplement and the Prospectus. You can get a free copy of the Statement of Additional Information by calling 1-800-282-FUND (3863), or by writing to Sentinel Administrative Service Company at P.O. Box 1499, Montpelier, VT 05601-1499.

Purchase Options

     The Flex Cap Opportunity Fund offers Class A shares, Class B shares and Class C shares. You can compare the differences among the Class A shares, Class B shares and Class C shares using the table below.

                                                                 Total 12b-1 Fee,
   Class             Sales Charge            Service Fee       Including Service Fee               Conversion Feature
------------   -------------------------   -----------------   ---------------------     ---------------------------------------
               Maximum 5.00% initial
     A         sales charge                Maximum of 0.20%      Maximum of 0.30%          No
                                                                                           Class B Shares convert to Class A
               CDSC of up to 4.00% for a                                                   Shares automatically after the
     B         maximum of six years             0.25%                  1.00%               applicable CDSC peroid

               CDSC of 1.00% for the
     C         first year only                  0.25%                  1.00%               No

     Please see page of the Prospectus for a discussion of things to think about when choosing which share class to buy.

Class A Shares

     For purchases of Class A shares of the Flex Cap Opportunity Fund, you pay the public offering price, which includes the front-end sales charge, next computed after we receive your order. The sales charge ranges from 5.0% of the offering price (5.3% of the net amount invested) to zero. Your sales charge depends on the size of your purchase.

     The sales charges for the various purchase size categories for the Flex Cap Opportunity Fund are shown below:

                                  Sales charge as a         Sales charge as a
                                    percentage of       percentage of net amount
Sale Size                           offering price              invested              Dealer Reallowance
-------------------------------  --------------------   -----------------------      ---------------------

$0 to $99,999                           5.00%                   5.25%                      4.50%
$100,000 to $249,999                    4.00%                   4.17%                      3.75%
$250,000 to $499,999                    2.50%                   2.56%                      2.25%
$500,000 to $999,999                    2.00%                   2.04%                      1.75%
$1,000,000 or more                      -0-                     -0-                        -0-

     In cases in which there is no sales charge because your purchase was $1,000,000 or more, the Funds' distributor, Sentinel Financial Services Company, will pay dealers compensation of 1.00% for sales of up to $4,999,999. In these cases, if you redeem the shares in the first one year after the purchase, a 1.0% contingent deferred sales charge ("CDSC") will be imposed, and if you redeem in the second year, a 0.5% CDSC will be imposed. For sales of $5,000,000 or more, Sentinel Financial will individually negotiate dealer compensation and CDSCs. After the second year, there will be no CDSC. You can find additional information on this CDSC on page of the Prospectus.

     You can receive a reduced sales charge for a number of reasons, as discussed on pages of the Prospectus.

     The Class A shares of the Flex Cap Opportunity Fund participate in the Company's Class A Distribution Plan, under which the Funds may pay distribution fees for the sale and distribution of their shares, and for services provided to shareholders. This Plan provides for a fee to the Distributor of the Sentinel Funds at a maximum annual rate of 0.30% of average daily net assets of the Class A shares of the Flex Cap Opportunity Fund. We will pay trail commissions to dealers on Class A shares of the Flex Cap Opportunity Fund at an annual rate of 0.20% of average daily net assets. Additional information on this Distribution Plan is set forth on page of the Prospectus.

Class B Shares

     For purchases of Class B shares of the Flex Cap Opportunity Fund, you pay the current net asset value. There is no initial sales charge. A CDSC will be imposed on Class B shares of the Flex Cap Opportunity Fund if you redeem shares during the CDSC period, unless you can use one of the CDSC waivers listed on page of the Prospectus. Whether you pay a CDSC upon a redemption and how much it is depends on the amount of your purchases and the number of years since you made the purchase. The CDSC schedules for Class B shares of the Flex Cap Opportunity Fund are shown below:

                                                    CDSC Percentage
                                          Year Since Purchase Payment Was Made

Purchase Amount                          1st        2nd        3rd       4th        5th        6th
---------------                         -----      -----      -----      ----       ----       ----

Up to $249,999                            4%         4%         3%         2%        2%         1%
$250,000 to $499,999                      3.50%      3%         2%         1%        1%
$500,000 to $1,000,000                    3%         2%         1%         1%         -          -

The maximum purchase amount for Class B shares is $1,000,000. For additional information on CDSCs for Class B shares, see page of the Prospectus.

     The Class B shares of the Flex Cap Opportunity Fund participate in the Company's Class B Distribution Plan. This Plan provides for a fee to Sentinel Financial at a maximum annual rate of 1.00% of average daily net assets of the Class B shares of the Flex Cap Opportunity Fund. We will pay trail commissions to dealers on Class B shares at varying rates depending on the overall average daily net assets in all Class B shares of the Sentinel Funds for which a particular registered representative is the registered representative of record, as described on page of the Prospectus. Additional information on this Distribution Plan is set forth on page of the Prospectus.

     Class B shares of the Flex Cap Opportunity Fund automatically convert to Class A shares of the Flex Cap Opportunity Fund at the end of the applicable CDSC period, in the same way as the Class B shares of the other Sentinel Funds which offer Class B shares convert to Class A shares of the same Fund. See page of the Prospectus.

     Sentinel Financial pays selling dealers, at the time you purchase Class B shares of the Flex Cap Opportunity Fund, the percentages of the aggregate purchase amount shown below (including purchases of Class A or Class C shares of the Fund, or shares of any other Sentinel Fund of any class (except the Sentinel U.S. Treasury Money Market Fund)):

     Amount of Purchase Payment                  Broker Dealer Payment
   ------------------------------              ---------------------------
       Up to $249,999                                    4.0%
       $250,000 to $499,999                              2.5%
       $500,000 to $999,999                              2.0%

Class C Shares

     For purchases of Class C shares of the Flex Cap Opportunity Fund, you pay the current net asset value. There is no initial sales charge. A CDSC in the amount of 1% of the purchase price will be imposed on Class C shares of the Flex Cap Opportunity Fund if you redeem shares during the first year after their purchase, unless you can use one of the CDSC waivers listed on page of the Prospectus. Similar to the Class B shares, Class C shares are subject to higher distribution fees than Class A shares. However, since Class C shares never convert to Class A shares, investments in Class C shares remain subject to these higher distribution fees for the entire holding period of your investment.

     The Class C shares of the Flex Cap Opportunity Fund participate in the Company's Class C Distribution Plan. Under this Plan, the Flex Cap Opportunity Fund pays a fee to Sentinel Financial at a maximum annual rate of 1.00% of average daily net assets of its Class C shares of the Flex Cap Opportunity Fund. In the first year after purchase Sentinel Financial keeps this fee to recover the initial sales commission. In subsequent years, the entire 1.00% will be paid to the selling dealer. Additional information on this Distribution Plan is set forth on page of the Prospectus.

     Sentinel Financial pays selling dealers, at the time you purchase Class C shares of the Flex Cap Opportunity Fund, amounts equal to 1% of the aggregate purchase amount.

Exchanges

     Shares of the Flex Cap Opportunity Fund may be exchanged into shares of the same class of any other Fund, as described on pages of the Prospectus. Flex of the Sentinel Funds offer Class A shares. Class B shares are offered for the Common Stock, Balanced, Mid Cap Growth, Growth Index, Small Company, World, High Yield Bond, Bond and U.S. Treasury Money Market Funds. Class C shares are offered for the Common Stock, Balanced, World and High Yield Bond Funds.

Other Information

     For other information on how to buy, sell, exchange or transfer shares of the Sentinel Funds, please see "How to Buy, Sell, Exchange and Transfer Shares", beginning on page of the Prospectus.

Dividends, Capital Gains and Taxes

     The Flex Cap Opportunity Fund pays dividends substantially equivalent to its net investment income, if any, once per year in December. Distributions of net realized capital gains, if any, are paid annually in December. Unless you elect otherwise, your dividends and capital gains distributions will be reinvested automatically in shares of the same class of the Flex Cap Opportunity Fund. See "Dividends, Capital Gains and Taxes" on page of the Prospectus.

Management of the Flex Cap Opportunity Fund

     The investment advisor to the Flex Cap Opportunity Fund is Sentinel Advisors Company, which also is the investment advisor to the other Sentinel Funds. Information on Sentinel Advisors can be found on page of the Prospectus. For its services as investment advisor, Sentinel Advisors receives from the Flex Cap Opportunity Fund a fee equal to 0.90% per annum of the average daily value of the net assets of the Flex Cap Opportunity Fund.

     Sentinel Advisors Company has retained the services of Fred Alger Management, Inc. to serve as subadvisor to the Flex Cap Opportunity Fund. In its role as subadvisor, Alger has the responsibility for making all the investment decisions for the Fund. It continuously reviews and administers the Fund's investment program. Alger is located at 1 World Trade Center, Suite 9333, New York, New York 10048.

     Portfolio Managers. David Alger and David Hyun are the individuals responsible for the day-to-day management of the Fund's portfolio and have served in that capacity since the inception of the Fund. Mr. Alger has been employed by Alger as Executive Vice President and Director of Research since 1971, and as President since 1995.

     Mr. Hyun has been employed by Alger as an Analyst since 1991 and as a Senior Vice President and co-manager since 1998.

                              THE SENTINEL FUNDS

                          SENTINEL GROWTH INDEX FUND

               PROSPECTUS SUPPLEMENT DATED SEPTEMBER 13, 1999 TO
                        PROSPECTUS DATED MARCH 31, 1999
                           AND, STARTING ON PAGE 7,
                PROSPECTUS SUPPLEMENT DATED SEPTEMBER 13, 1999

         On September 13, 1999, Sentinel Group Funds, Inc. (the "Company") began offering shares of a new Fund named Sentinel Growth Index Fund (the "Growth Index Fund"). This Supplement, which is to be used in conjunction with the Prospectus for the Sentinel Funds dated March 31, 1999 (the "Prospectus"), describes the investment objective and policies and other features of the Growth Index Fund.

WHAT IS THE MAIN GOAL AND INVESTMENT STRATEGY OF THE GROWTH INDEX FUND?

         The Growth Index Fund seeks to match, as closely as possible, before expenses, the performance of the S&P 500/BARRA Growth Index, which includes those stocks of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") with higher than average price to book value ratios. The Fund will invest primarily in the common stocks of the companies that comprise the S&P 500/BARRA Growth Index, in approximately the same proportions as they are represented in the S&P 500/BARRA Growth Index.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE GROWTH INDEX FUND?

         The value of the Growth Index Fund, like all equity mutual funds, will go up and down as the prices of the stocks held by the Fund go up and down. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks could decline generally or underperform other types of investment assets. An investor in the Fund could lose money over short or even long periods of time.

         The Growth Index Fund is also subject to investment style risk, which is the chance that returns from large capitalization growth stocks will trail returns from other asset classes or the overall stock market. Growth stocks tend to go through cycles of doing better, or worse, than the stock market in general. These periods have, in the past, lasted for as long as several years.

         There is also a risk that Growth Index Fund will not track closely the performance of the S&P 500/BARRA Growth Index for a number of reasons, including the Fund's costs of buying and selling securities and the flow of money into and out of the Fund.

         There can be no assurance that the Growth Index Fund will achieve its objective.

FEES AND EXPENSES

SHAREHOLDER FEES (fees paid directly from your investment)

CLASS A SHARES:

Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of the offering price).........................................2.50%1
Maximum Deferred Sales Charge (Load)........................................None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.................None
Redemption Fees .........................................................None1,2
Exchange Fees ..............................................................None
_______________
1 The sales charge is reduced to 2.0% for purchase amounts of $500,000 to $999,999, and to zero for purchase amounts of $1,000,000 or more. If you do not pay a sales charge because your purchase amount is $1,000,000 or more, then you may pay a deferred sales charge of up to 1% if you redeem your shares within two years of your purchase.

2 If you redeem by wire transfer, we assess a wire charge of $25.00.

CLASS B SHARES:

Maximum Sales Charge (Load) Imposed on Purchases............................None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the purchase price or the net asset value of the shares being redeemed).......2.50%3
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ................None
Exchange Fees ..............................................................None
_______________
3 The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, the deferred sales charge declines.

ANNUAL FUND OPERATING EXPENSES

         We estimate that the Growth Index Fund will incur the expenses shown below in its first year of operations, expressed as a percentage of the Fund's average net assets.

                                                CLASS A SHARES    CLASS B SHARES

Management Fees                                 0.30%             0.30%
Rule 12b-1 Fees (includes service fee
      and distribution fee)                     0.20%             0.75%
Other Expenses:
     Accounting and Administrative Costs        0.03%             0.03%
     Other                                      0.17%             0.17%
Total Other Expenses                            0.20%             0.20%
                                                --------          -----
Total Fund Operating Expenses                   0.70%(a)          1.25%(a)
                                                =====             =====
_________________________
(a) The above expense ratios do not reflect waivers of fees by Sentinel Advisors Company. Currently Sentinel Advisors voluntarily waives fees to the extent necessary to cap the expense ratio of the Class A shares of the Growth Index Fund at 0.65%. This fee waiver will also proportionately benefit the Class B shares of the Growth Index Fund. Sentinel Advisors currently intends to continue this fee waiver indefinitely; however, it may change or terminate the fee waiver at any time after November 30, 2000.

EXAMPLES:

         These examples are intended to help you compare the cost of investing in the Growth Index Fund with the cost of investing in other mutual funds. They assume that you invest $10,000 in the Growth Index Fund for the time periods indicated, that you pay the initial sales charge in the case of the Class A shares, that the Fund's operating expenses are as estimated above for the entire period, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below. NOTE THAT THE AMOUNTS SHOWN DO NOT REFLECT THE WAIVER OF FEES THAT LIMITS EXPENSE RATIOS AS DISCUSSED IN FOOTNOTE (A) ABOVE.

                                                     1 YEAR          3 YEARS
                                                     ------          -------

Class A shares                                       $320            $468
Class B shares (assuming redemption
        at the end of the period)                    $377            $597
Class B shares (assuming no redemption
        at the end of the period)                    $127            $397

         DETAILS ABOUT THE GROWTH INDEX FUND'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND ASSOCIATED RISKS

         The Growth Index Fund seeks to match, as closely as possible, before expenses, the performance of the S&P 500/BARRA Growth Index. The S&P 500/BARRA Growth Index includes those stocks of the S&P 500 Index with higher than average price to book value ratios. The S&P 500 is an unmanaged index and typically includes companies that are the largest and most dominant in their industries. There can be no assurance that the Fund will achieve its objective.

         The Fund will invest at all times at least 80% of its total assets in the common stocks of the companies that comprise the S&P 500/BARRA Growth Index. It intends normally to invest substantially all its total assets in these common stocks, in approximately the same weightings as the S&P 500/BARRA Growth Index. The Fund also may hold up to 20% of its assets in money market instruments and stock index options and futures. Futures and options are considered "derivatives" because they "derive" their value from a traditional security (like a stock or bond) or index. The Fund intends to buy index options or futures, if at all, only in anticipation of buying stocks.

         The Growth Index Fund is not "actively managed", which would involve the investment advisor buying and selling securities based on research and analysis. Rather, the Growth Index Fund tries to match, as closely as possible, before expenses, the performance of its target index, the S&P 500/BARRA Growth Index. It does this by holding, under normal circumstances, all of the common stocks included in the target index, in approximately the same weightings as in the index.

         The Growth Index Fund by itself is not a balanced investment program. The Growth Index Fund will generally hold exclusively the stocks of companies among the 500 largest U.S. publicly owned corporations. Of these stocks, the stocks included in the S&P 500/BARRA Growth Index have been valued in the stock market at levels which indicate that the market expects their issuers to have better than average prospects for growth of revenue and earnings. These stocks are sometimes referred to as "large capitalization growth stocks". The Growth Index Fund will not invest in other types of stocks, including the stocks of small companies, or so-called "value stocks", from which the market does not expect as much growth in revenue and earnings, but which can be purchased at lower valuations. Diversifying your investments beyond "large capitalization growth stocks" may lower the volatility of your overall investment portfolio, and could improve your long-run investment return.

         It is anticipated that the Growth Index Fund will have relatively small portfolio turnover. However, it may have to sell securities from time to time to meet redemption requests, and adjustments will be made in the portfolio from time to time because of changes in the composition of the S&P/BARRA Growth Index.

RISK FACTORS

         Stock Market Risk. The Growth Index Fund is subject to stock market risk, which is the risk that the value of common stocks in general will decline.

         Investment Style Risk. The S&P 500/BARRA Growth Index is comprised of larger companies which in general are perceived by the stock market to have higher growth potential. The Growth Index Fund thus focuses on so-called "large capitalization growth stocks". Changes in investment style may cause these large capitalization growth stocks to underperform the stock market in general, or other asset classes.

         Tracking Error Risk. There are several reasons why the Fund's performance may not match the S&P 500/BARRA Growth Index. First, the Fund incurs administrative expenses and transaction costs in trading stocks. Second, the composition of the S&P 500/BARRA Growth Index and the stocks held in the Fund may diverge, due to cash flows into or out of the Fund and changes in the composition of the index. Third, the timing and magnitude of cash flows into and out of the Fund may result in temporarily uninvested cash, or may lead to weightings of stocks held by the Fund which are not precisely the same as in the S&P 500/BARRA Growth Index.

         Futures and Options. If the Fund invests in stock index futures or options contracts, the Fund will be subject to the risks that:

          - the future or option will not fully offset the underlying positions,
          - the Fund cannot sell the future or option because of an illiquid secondary market, and
          - the intended risk management purpose of the future or option may not be achieved, and may produce losses or missed opportunities.

INFORMATION REGARDING THE INDEX

         The Growth Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Growth Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Growth Index Fund particularly or the ability of the S&P 500/BARRA Growth Index to track general stock market performance. S&P's only relationship to the Sentinel Funds is the licensing of certain trademarks and trade names of S&P and the S&P 500/BARRA Growth Index, which is determined, composed, and calculated without regard to the Growth Index Fund. S&P has no obligation to take the needs of the Sentinel Funds or the owners of the Growth Index Fund into consideration in determining, composing or calculating the S&P 500/BARRA Growth Index. S&P is not responsible for and has not participated in the determination of the prices at which the Growth Index Fund shares are sold, the timing of the offering of Growth Index Fund shares, or the determination of the prices at which Growth Index Fund shares may be redeemed. S&P has no obligation or liability in connection with the administration or marketing of the Growth Index Fund.

         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500/BARRA GROWTH INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE GROWTH INDEX FUND, OWNERS OF THE GROWTH INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500/BARRA GROWTH INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500/BARRA GROWTH INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PURCHASE OPTIONS

         The Growth Index Fund offers both Class A and Class B shares. You can compare the differences among the Class A shares and the Class B shares using the table below.

________________________________________________________________________________
                                      TOTAL 12B-1 FEE,
CLASS   SALES CHARGE    SERVICE FEE   INCLUDING SERVICE FEE   CONVERSION FEATURE
________________________________________________________________________________
A       Maximum 2.50%   Maximum of    Maximum of 0.20%         No
        initial sales   0.20%
        charge
________________________________________________________________________________
B       CDSC of up to   0.25%         0.75%                    Class B Shares
        2.50% for a                                            convert to Class
        maximum of                                             A Shares
        six years                                              automatically
                                                               after the
                                                               applicable CDSC
                                                               period
________________________________________________________________________________

         Please see page 27 of the Prospectus for a discussion of things to think about when choosing which share class to buy.

CLASS A SHARES

         For purchases of Class A shares of the Growth Index Fund, you pay the public offering price, which includes the front-end sales charge, next computed after we receive your order. The sales charge ranges from 2.50% of the offering price (2.56% of the net amount invested) to zero, depending on the size of your purchase, as shown below.

                         SALES CHARGE AS       SALES CHARGE AS A
                         A PERCENTAGE OF       PERCENTAGE OF NET     DEALER
SALE SIZE                OFFERING PRICE        AMOUNT INVESTED       REALLOWANCE
---- ----------------------------------        -----------------     -----------
$0 to $499,999           2.50%                 2.56%                 2.25%
$500,000 to $999,999     2.00%                 2.04%                 1.75%
$1,000,000 or more       -0-                   -0-                   -0-

In cases in which there is no sales charge because your purchase was $1,000,000 or more, the Funds' distributor, Sentinel Financial Services Company, will pay dealers compensation of 1.00% for sales of up to $4,999,999. In these cases, if you redeem the shares in the first one year after the purchase, a 1.0% CDSC will be imposed, and if you redeem in the second year, a 0.5% CDSC will be imposed. For sales of $5,000,000 or more, Sentinel Financial will individually negotiate dealer compensation and CDSCs. After the second year, there will be no CDSC. You can find additional information on this CDSC on page 28 of the Prospectus.

         You can receive a reduced sales charge for a number of reasons, as discussed on pages 28-30 of the Prospectus.

         The Class A shares of the Growth Index Fund participate in the Company's Class A Distribution Plan. This Plan provides for a fee to the Distributor of the Sentinel Funds at a maximum annual rate of 0.20% of average daily net assets of the Class A shares of the Growth Index Fund. We will pay trail commissions to dealers on Class A shares of the Growth Index Fund at an annual rate of 0.20% of average daily net assets. Additional information on this Distribution Plan is set forth on page 30 of the Prospectus.

CLASS B SHARES

         For purchases of Class B shares of the Growth Index Fund, you pay the current net asset value. There is no initial sales charge. A CDSC will be imposed on Class B shares of the Growth Index Fund if you redeem shares during the CDSC period, unless you can use one of the CDSC waivers listed on page 34 of the Prospectus. Whether you pay a CDSC upon a redemption and how much it is depends on the amount of your purchases and the number of years since you made the purchase. The CDSC schedules for Class B shares of the Growth Index Fund are shown below:

                                    CDSC PERCENTAGE
                                    ---------------

                                    Year Since Purchase Payment Was Made
                                    ------------------------------------

PURCHASE AMOUNT            1st      2nd     3rd      4th      5th      6th
---------------            ---      ---     ---      ---      ---      ---
Up to $500,000             2.50%    2.50%   2%       1.50%    1.25%    0.50%

$500,000 to $1,000,000     2%       2%      1%       1%         -        -

The maximum purchase amount for Class B shares is $1,000,000. For additional information on CDSCs on Class B shares, see page 30 of the Prospectus.

         The Class B shares of the Growth Index Fund participate in the Company's Class B Distribution Plan. This Plan provides for a fee to Sentinel Financial at a maximum annual rate of 0.75% of average daily net assets of the Class B shares of the Growth Index Fund. We will pay trail commissions to dealers on Class B shares at varying rates depending on the overall average daily net assets in all Class B shares of the Sentinel Funds for which a particular registered representative is the registered representative of record, as described on page 31 of the Prospectus. Additional information on this Distribution Plan is set forth on page 31 of the Prospectus.

         Class B shares of the Growth Index Fund automatically convert to Class A shares of the Growth Index Fund at the end of the applicable CDSC period, in the same way as the Class B shares of the other Sentinel Funds which offer Class B shares convert to Class A shares of the same Fund. See page 31 of the Prospectus.

         Sentinel Financial pays selling dealers, at the time you purchase Class B shares of the Growth Index Fund, an amount equal to 2.50% of your purchase payment (2.0% in the case of purchases between $500,000 and $1,000,000).

EXCHANGES

         Shares of the Growth Index Fund may be exchanged into shares of the same class of any other Fund, as described on pages 37-38 of the Prospectus, but only after at least 90 days have elapsed from their purchase, in the case of purchases initially made in the Growth Index Fund. Shares of other Sentinel Funds may be exchanged into shares of the same class of the Growth Index Fund, but not within the first 90 days after the initial purchase of such other Sentinel Fund shares.

OTHER INFORMATION

         The minimum initial investment in the Growth Index Fund is $5,000, except for IRA and other qualified retirement plan accounts (in which case the minimum investment is $1,000), and except that you may invest in the Fund with as little as $100 per month using the Automatic Investment Plan. The minimum subsequent investment for the Growth Index Fund is $100.

         For other information on how to buy, sell exchange or transfer shares of the Sentinel Funds, please see "How to Buy, Sell, Exchange and Transfer Shares", beginning on page 35 of the Prospectus.

INITIAL MARKETING INCENTIVE

         Sentinel Financial will pay to dealers, in addition to the normal dealer reallowance described above, an amount of 0.25% of investments during the first 90 days of the Growth Index Fund's operation for which a single registered representative is the registered representative of record, if the amount of such investments during the first 90 days of the Growth Index Fund's operation for which such registered representative is the registered representative of record is $500,000 or more.

DIVIDENDS, CAPITAL GAINS AND TAXES

         The Growth Index Fund pays dividends substantially equivalent to its net investment income, if any, once per year in December. Distributions of net realized capital gains, if any, are paid annually in December. Unless you elect otherwise, your dividends and capital gains distributions will be reinvested automatically in shares of the same class of the Growth Index Fund.

See "Dividends, Capital Gains and Taxes" on page 40 of the Prospectus.

MANAGEMENT OF THE GROWTH INDEX FUND

         The investment advisor to the Growth Index Fund is Sentinel Advisors Company, which also is the investment advisor to the other Sentinel Funds. Information on Sentinel Advisors can be found on page 42 of the Prospectus. For its services as investment advisor, Sentinel Advisors receives from the Growth Index Fund a fee equal to 0.30% per annum of the average daily value of the net assets of the Growth Index Fund.

         PORTFOLIO MANAGEMENT. Sentinel Advisors uses a team approach in managing the Sentinel Funds. The Growth Index Fund is managed by Sentinel Advisors' Equity Growth Team. Information on Sentinel Advisors' team approach to portfolio management and on the Equity Growth Team can be found on pages 42 and 43 of the Prospectus.

                 PROSPECTUS SUPPLEMENT DATED SEPTEMBER 13, 1999

          MATTERS NOT RELATING SPECIFICALLY TO THE GROWTH INDEX FUND

PORTFOLIO MANAGER CHANGES

         Effective June 22, 1999, Van Harissis jointed Sentinel Advisors as Senior Vice President, and became the leader of Sentinel Advisors' Equity
Value Team, replacing Richard A. Pender. Mr. Harissis was a managing director and portfolio manager at Phoenix Investment Partners from 1995 to 1999, and previously was a portfolio manager at Howe & Rusling. Effective July 12, 1999, William C. Kane, previously co-manager of the Bond Fund, became the sole portfolio manager of the Bond Fund. Richard D. Temple is retiring from Sentinel Advisors.

World Fund SubAdvisor

         Effective July 1, 1999, the sub-advisor to the World Fund changed from INVESCO Capital Management, Inc. to INVESCO Global Asset Manaement (N.A.), Inc. These entities are under common control. The terms of the contract have not changed and the personnel serving the World Fund has not changed.


WAIVER OR REDUCTION OF A CDSC

         Effective September 13, 1999, we have changed the situations in which a CDSC will be waived, by replacing situation 5 on page 34 of the Prospectus under "Waiver or Reduction of a CDSC" with the following:

            5. The CDSC will be waived on redemption of shares acqired prior to September 13, 1999 in amounts up to 10% annually of the account's then current net asset value. Note that in the case of Class D shares this amount is up to 8% annually instead of up to 10% annually. The CDSC will be waived on redemptions made under Systematic Withdrawal Plans for shares acquired on or after September 13, 1999 in amounts up to 10% annually of the account's then net asset value. Again in the case of Class D shares this amount is up to 8% annually instead of up to 10% annually. We have also enhanced our systematic withdrawal plan administration to permit Systematic Withdrwawl Plans to be either a fixed dollar amount or a percentage of the account's value, rather than only a percentage of the amount's value; and

EXAMPLES

The numbers below replace the corresponding numbers in the examples shown on page 13 of the Prospectus.

CLASS B (if you redeem at the end of the period):        1 year        3 years     5 years

Common Stock                                             $584           $ 869       $1180
Balanced                                                  593             897        1226
Mid Cap Growth                                            632            1015        1425
Small Company                                             628            1003        1405
World                                                     628            1003        1405
High Yield                                                555             780        1029
Bond                                                      587             879        1195
Money Market                                              480             549         633

CLASS C (if you redeem at the end of the period):        1 year

Common Stock                                             $295
Balanced                                                  321
World                                                     324
High Yield                                                309

CLASS D (if you redeem at the end of the period):        1 year      3 years       5 years

Balanced                                                 $769         $1023         $1302


PERFORMANCE DATA

         The Funds may from time to time include average annual total return figures in advertisements or other material the Funds send to existing or prospective shareholders. The Funds calculate these figures by determining the average annual compounded rates of return that would produce the redeemable value of the Fund being shown at the end of each period for a given initial investment. All recurring and nonrecurring expenses are included in the calculation. It is assumed that all dividends and distributions are reinvested. In addition, to better illustrate the performance of money already invested in the Funds, the Funds may also periodically advertise total return without subtracting sales charges.

         The fixed income Funds also may quote yields in advertisements. Yields are computed by dividing net investment income for a recent 30-day (or one month) period by the product of the average daily number of shares outstanding during that period and the maximum offering price per share on the last day of the period. The result is then annualized. These Funds may also show comparable yields to those shareholders already invested in the Funds by using the net asset value per share instead of maximum offering price in the above calculations. This has the effect of raising the quoted yields. The Tax-Free Income, New York and Pennsylvania Funds may also include tax-equivalent yields in advertisements. Tax-equivalent yields increase the yield as calculated above to make it comparable on an after-tax basis to an investment which produces taxable income.

         The Funds also may compare their performance to relevant indices in advertisements. The equity Funds may compare their performance to stock indices, including the Dow Jones Industrial Average, the S&P 500 Index, the S&P 500/BARRA Growth Index, and the Russell 2000 Index. The World Fund may compare its performance to the "EAFE" (Europe, Australia, Far East) Index. The High Yield Fund may compare its performance to the Chase Manhattan Bank Index. The fixed income Funds may compare their performance to bond or money market indices, including the Lehman Aggregate Bond Index, Municipal Bond Index, or Government Bond Index, and Donoghue's Money Fund Report.

         The Funds also may refer to rankings and ratings published by independent tracking services and publications of general interest including Lipper Analytical Services, Inc., CDA/Wiesenberger, Morningstar, Donoghue's; magazines such as Money, Forbes, Kiplinger's Personal Finance Magazine, Financial World, Consumer Reports, Business Week, Time, Newsweek, U.S. News and World Report; and other publications such as the Wall Steet Journal, Barron's, Investor's Daily, and Standard & Poor's Outlook. These ranking services and publications may rank the performance of the Funds against all other mutual funds or against funds in specified categories. The rankings may or may not include the effects of sales or other charges.

HIGH YIELD FUND CLASS B SHARES - PROMOTION

         As a special promotion during the period May 1, 1999 to December 31, 1999, Sentinel Financial Services Company will pay to dealers who agree to participate in the promotion, on sales of Class B shares of Sentinel High Yield Bond Fund, the following amounts (stated as percentages of the aggregate purchase amount):

                AMOUNT OF PURCHASE AMOUNT                BROKER-DEALER PAYMENT
                Up to $249,999...................................5.00%
                $250,000 to $499,999.............................3.5%
                $500,000 to $999,999.............................3.0%

         These amounts are 1.0% greather than the payments normally made on such sales.

          THE SENTINEL FUNDS


          Sentinel Common Stock Fund
          Sentinel Balanced Fund

          Sentinel Mid Cap Growth Fund
          Sentinel Small Company Fund
          Sentinel World Fund
          Sentinel High Yield Bond Fund
          Sentinel Bond Fund
          Sentinel Government Securities Fund
          Sentinel Short Maturity Government Fund
          Sentinel U.S. Treasury Money Market Fund
          Sentinel Tax-Free Income Fund
          Sentinel New York Tax-Free Income Fund
          Sentinel Pennsylvania Tax-Free Trust


         This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

         The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                        Prospectus dated March 31, 1999

                               Table of Contents

Key Facts About The Sentinel Funds

Details About the Funds' Investment Objectives, Principal Investment Strategies and Related Risks
Purchase Options
How to Buy, Sell, Exchange and Transfer Shares
How the Funds are Priced
Dividends, Capital Gains and Taxes
Management of the Funds
Financial Highlights

                      Key Facts About the Sentinel Funds

What are the main goals and investment strategies of each of the Sentinel
Funds?

This prospectus contains information about the thirteen mutual funds that comprise the Sentinel Family of Funds. In this prospectus, each Sentinel Fund is referred to individually as a "Fund". Sentinel Advisors Company is the investment advisor for each Fund. We cannot guarantee that any Fund will achieve its goals. A brief description of each Fund follows.

 . SENTINEL COMMON STOCK FUND seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole, by investing in a diverse group of common stocks of well-established companies. [PIE CHART APPEARS HERE]

 . SENTINEL BALANCED FUND seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value, by investing in both common stocks and bonds.

 . SENTINEL MID CAP GROWTH FUND seeks growth of capital, by focusing its investments on common stocks of mid sized growing companies. Income is not a factor in selecting stocks. [PIE CHART APPEARS HERE]

 . SENTINEL SMALL COMPANY FUND seeks growth of capital, by investing mainly in common stocks of small and medium-sized companies that Sentinel Advisors believes have attractive growth potential and are attractively valued. Income is not a factor in selecting stocks. [PIE CHART APPEARS HERE]

 . SENTINEL WORLD FUND seeks growth of capital, by investing in common stocks of established non-U.S. companies or in U.S. companies that conduct their business mainly outside the United States. [PIE CHART APPEARS HERE]

 . SENTINEL HIGH YIELD BOND FUND seeks high current income and total return by investing mainly in lower rated corporate bonds, sometimes called "junk bonds", that have higher effective interest rates than investment grade bonds. These lower rated bonds are more speculative and more likely to default than investment grade bonds. [PIE CHART APPEARS HERE]

 . SENTINEL BOND FUND seeks high current income while seeking to control risk by through investingments mainly in investment grade bonds.
[PIE CHART APPEARS HERE]

 . SENTINEL GOVERNMENT SECURITIES FUND seeks high current income while seeking to control risk by investing mainly in U.S. government bonds.
[PIE CHART APPEARS HERE]

 . SENTINEL SHORT MATURITY GOVERNMENT FUND seeks high current income and limited fluctuations in principal value by investing mainly in a portfolio of U.S. government bonds with a weighted average maturity of three years or less.
[PIE CHART APPEARS HERE]

 . SENTINEL U.S. TREASURY MONEY MARKET FUND seeks as high a level of current income as is consistent with stable principal values, by investing solely in short-term direct obligations of the U.S. Treasury. [PIE CHART APPEARS HERE]

 . SENTINEL TAX-FREE INCOME FUND seeks high current income exempt from federal income taxes while seeking to control risk by investing mainly in investment grade municipal bonds. [PIE CHART APPEARS HERE]

 . SENTINEL NEW YORK TAX-FREE INCOME FUND seeks high current income exempt from federal income tax and New York State and City personal income taxes, while seeking to control risk, by investing in investment grade municipal bonds of New York issuers. [PIE CHART APPEARS HERE]

 . SENTINEL PENNSYLVANIA TAX-FREE TRUST seeks high current income exempt from federal and Pennsylvania income taxes, while seeking to control risk, by investing in investment grade municipal bonds of Pennsylvania issuers.
[PIE CHART APPEARS HERE]

What are the main risks of investing in the Funds?

Investment in each Fund is subject to certain risks. Some of the risk factors described below affect more than one Fund; others are specific to certain Funds. More information on each Fund's risk factors is described under "Details About the Funds' Investment Objectives, Principal Investment Strategies, and Related Risks".

EQUITY FUND RISKS

The value of all equity funds, including the Common Stock Fund, the Balanced Fund, the Mid Cap Growth Fund, the Small Company Fund and the World Fund, may go up or down as the prices of the stocks held by the Funds go up or down. Changes in value may occur because the U.S. or other stock markets are rising or falling, or due to business developments or other factors that affect the value of particular companies. If the value of the stocks held in these Funds goes down, you may lose money. The stocks of smaller companies may be subject to greater changes in value than stocks of larger, more established companies, because they generally have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, small company stocks may trade less frequently and in lower share volumes, which could contribute to wider price fluctuations.

Because the World Fund invests mainly in foreign countries, it is subject to additional risks. The World Fund's foreign stock investments may go up or down in value depending on foreign stock markets which may be rising or falling, fluctuations in foreign exchange rates, foreign political and economic developments and U.S. and foreign laws relating to foreign investment. Non-U.S. securities also may be less liquid, more volatile and harder to value than U.S. securities. If the value of the stocks held by the World Fund go down, you may lose money.

FIXED INCOME FUND RISKS

The High Yield, Bond, Government Securities, Short Maturity Government, Tax-Free Income, New York and Pennsylvania Funds, and the bond portion of the Balanced Fund, primarily in bonds. Bonds are subject to several types of risk. A bond's issuer may default on payments of interest or repayments of principal. The market also may judge that the odds that an issuer of bonds could default in the future have increased. Interest rates available in the market may increase, which would reduce the present value of the fixed payments to be received from outstanding bonds. Any of these factors could cause the value of bonds held by these Funds to fall. If the value of the portfolio investments falls you could lose money.

U.S. government bonds are very unlikely to default or to decline in credit quality. However, the value of U.S. government bonds generally will rise if interest rates fall, and fall if interest rates rise. The longer the remaining term of a bond, the more its value will tend to fluctuate as interest rates change. As a result, the Short Maturity Government Fund is subject to the least risk of the fixed-income Funds, since it invests mainly in U.S. government securities with relatively shorter maturities. However, the value of the shares of the Short Maturity Government Fund will fluctuate, and you can lose money in this Fund. The Government Securities Fund also faces very little credit quality risk, but since it invests in longer term securities, it faces more interest rate risk than the Short Maturity Government Fund. Both of these Funds, as well as the Bond Fund and the bond portion of the Balanced Fund, also invest in mortgage-backed securities, which have varying rates of principal repayments. When interest rates fall, mortgage prepayments generally increase, which may cause mortgage-backed securities to lose value. To the extent these Funds invest in mortgage-backed securities, they also are subject to extension risk. Extension risk is the possibility that when interest rates rise, prepayments occur at a slower than expected rate. In that event, a security that was considered short or intermediate-term at the time of purchase may effectively become a long-term security. Long-term securities generally tend to fluctuate more widely in response to changes in interest rates than shorter-term securities.

Corporate and municipal bonds, in which the High Yield, Bond, Tax-Free Income, New York and Pennsylvania Funds, and the bond portion of the Balanced Fund invest, are subject to default risk, or credit quality risk, as well as interest rate risk. Generally, the degree of default risk is reflected in the ratings of the securities. Investment grade rated securities generally are less subject to default risk than, for example, the lower rated securities in which the High Yield Fund invests. While any corporate or municipal security is subject to the risk of default, the lower the rating of a bond the more speculative it is and the more likely it is that the issuer may default or the security may be downgraded.

The High Yield Fund involves significantly more risk than the other fixed-income Funds, since it primarily invests in lower rated bonds while the other Funds primarily invest in higher quality bonds. In addition to greater default risk, lower rated bond values experience greater fluctuations in value for several other reasons. An economic downturn is more likely to affect the ability of issuers who are less financially strong to make their bond payments. There may be less active trading in lower rated bond issues, and lower rated bond prices are more responsive to negative publicity or changes in investor perceptions. The risk of loss if a lower rated bond defaults also may also be greater than for investment grade bonds because lower rated bonds are more likely to be unsecured and may be subordinated to other creditors.

Because the New York and Pennsylvania Funds invest only in bonds of issuers in a single state, these Funds are more susceptible to the risk factors affecting municipal issuers in those states than funds which are more diversified geographically. These Funds are more sensitive to changes in the economic condition and governmental policies of their single states. For example, the economic condition of a single significant industry within one of these states may impact municipal issuers in that state or that state's revenues.

MONEY MARKET FUND

The Money Market Fund invests only in short-term securities issued directly by the U.S. Treasury. The Fund is designed to maintain a stable net asset value, and declare daily dividends. An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

Risk/Return Bar Charts

The bar charts and tables shown below for each of the Funds provide indications of the risks of investing in each Fund. The bar charts shows changes in each Fund's performance for Class A shares for each calendar year over a ten year period, or for a shorter period for those Funds that have been in existence for less than ten years.

Sales charges are not reflected in the bar charts. If sales charges were reflected, returns would be less than those shown. The tables on page __ compares the average annual total returns for each class of each Fund's shares for one, five and ten years with those of an appropriate broad-based securities market index. How each Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.

                          Sentinel Common Stock, Fund

Sentinel Common Stock
---------------------
Inception: 1934
Total Return (%)
----------------------------------------------------------------------------------
1989     1990     1991    1992     1993     1994    1995     1996    1997    1998
----------------------------------------------------------------------------------
27.6    (2.7)    30.4     5.8      9.3     (1.2)    34.4    20.8     27.9    14.0
----------------------------------------------------------------------------------

During the 10 year period shown in the above bar chart, the highest return for a quarter for the Common Stock Fund was 16.5% (quarter ended December, 1998) and the lowest return for a quarter was (11.7%) (quarter ended September, 1998).

                            Sentinel Balanced Fund

                             [GRAPH APPEARS HERE]

Sentinel Balanced
----------------------
Inception: 1938
Total return (%)
-------------------------------------------------------------------------
1989   1990   1991   1992   1993   1994   1995   1996   1997   1998
-------------------------------------------------------------------------
19.4   1.9    23.3   6.2    9.6    (3.6)  25.2   12.1   20.6   11.9
-------------------------------------------------------------------------

During the 10 year period shown in the above bar chart, the highest return for a quarter for the Balanced Fund was 9.9% (quarter ended December, 1998) and the lowest return for a quarter was (6.5)% (quarter ended September, 1990).


                         Sentinel Mid Cap Growth Fund

                             [GRAPH APPEARS HERE]

Sentinal Mid Cap Growth*
-----------------------
Inception: 1969
Total return (%)
----------------------------------------------------------------------------
1989    1990    1991   1992    1993    1994    1995    1996    1997    1998
----------------------------------------------------------------------------
26.9    0.51    26.2   6.0     3.3     (7.5)   26.0    18.2    32.1    15.7
----------------------------------------------------------------------------


During the 10 year period shown in the above bar chart, the highest return for a quarter for the Growth Fund was 25.1% (quarter ended December, 1998) and the lowest return for a quarter was (14.7)% (quarter ended September, 1990).

* Known as Sentinel Growth Fund prior to March 31, 1999.

                          Sentinel Small Company Fund

                              [GRAPH APPEARS HERE]

Sentinel Small Company
----------------------
Inception: 1993
Total return (%)

----------------------------------------------
1994       1995     1996     1997      1998
----------------------------------------------
 0.1       12.5     21.3     21.2      7.2
----------------------------------------------

During the 5 year period shown in the above bar chart, the highest return for a quarter for the Small Company Fund was 18.3% (quarter ended December, 1998) and the lowest return for a quarter was (15.3%) (quarter ended September, 1998).

                              Sentinel World Fund

                              [GRAPH APPEARS HERE]

Sentinel World
---------------
Inception: 1993
Total return (%)

------------------------------------
1994    1995   1996   1997   1998
------------------------------------
 1.1    14.0   11.9   14.2   10.3
------------------------------------

During the 5 year period shown in the above bar chart, the highest return for a quarter for the World Fund was 14.1% (quarter ended March, 1998) and the lowest return for a quarter was (14.9)% (quarter ended September, 1998).

                           Sentinel High Yield Fund

                             [GRAPH APPEARS HERE]

Sentinel High Yield
-------------------
Inception: 1997
Total Return (%)
----------------
1998
-----
1.1
-----

During the 1 year period shown in the above bar chart, the highest return for a quarter for the High Yield Fund was 5.1% (quarter ended March, 1998) and the lowest return for a quarter was (6.6)% (quarter ended September, 1998).

                              Sentinel Bond Fund

                             [GRAPH APPEARS HERE]

Sentinel Bond
---------------
Inception: 1969
Total return (%)

----------------------------------------------------------------------------
 1989   1990    1991  1992    1993    1994    1995  1996    1997    1998
----------------------------------------------------------------------------
12.5    7.2    18.0   7.7    12.4    (4.9)   19.9   1.9     8.6     7.6
----------------------------------------------------------------------------
During the 10 year period shown in the above bar chart, the highest return for a quarter for the Bond Fund was 7.3% (quarter ended June, 1989) and the lowest return for a quarter was (3.8)% (quarter ended March, 1994).

                      Sentinel Government Securities Fund

                              [GRAPH APPEARS HERE]

Sentinel Gov. Sec.
------------------
Inception: 1986
Total return (%)

----------------------------------------------------------------------------
  1989  1990    1991  1992   1993    1994     1995  1996    1997     1998
----------------------------------------------------------------------------
 12.6   9.2    15.2   7.4    9.3    (4.4)    19.0   0.08    9.3      9.1
----------------------------------------------------------------------------
During the 10 year period shown in the above bar chart, the highest return for a quarter for the Government Securities Fund was 5.7% (quarter ended June, 1995) and the lowest return for a quarter was (3.6)% (quarter ended March, 1994).


                    Sentinel Short Maturity Government Fund

                              [GRAPH APPEARS HERE]

Sentinel Short Maturity Gov.
----------------------------
Inception: 1986
Total return (%)
-------------------------------------
 1996     1997    1998
-------------------------------------
4.6       6.8     6.3
-------------------------------------

During the 3 year period shown in the above bar chart, the highest return for a quarter for the Short Maturity Government Fund was 2.5% (quarter ended June,
1997) and the lowest return for a quarter was (0.01)% (quarter ended March,
1996)

                    Sentinel US Treasury Money Market Fund

Sentinel US Treasury Money Market
---------------------------------
Inception: 1993
        Total Return (%)
--------------------------------------
1994    1995    1996    1997    1998
--------------------------------------
3.3     5.0     4.5     4.6     4.5
--------------------------------------

During the 5 year period shown in the above bar chart, the highest return for a quarter for the U.S Treasury Money Market Fund was 1.3% (quarter ended December,
1995) and the lowest return for a quarter was 0.6% (quarter ended March, 1994).

                         Sentinel Tax-Free Income Fund

Sentinel Tax-Free Income
------------------------
Inception: 1990
        Total Return (%)
--------------------------------------------------------------------
1991      1992    1993     1994     1995      1996     1997    1998
--------------------------------------------------------------------
12.1      9.0     12.7     (5.3)    15.3      2.6      9.3     5.8
--------------------------------------------------------------------

                             [GRAPH APPEARS HERE]

During the 8 year period shown in the above bar chart, the highest return for a quarter for the Tax-Free Income Fund was 6.2% (quarter ended September, 1995) and the lowest return for a quarter was (4.9)% (quarter ended March, 1994).

                       Sentinel NY Tax-Free Income Fund

Sentinel NY Tax-Free Income
---------------------------

           Total return (%)
Inception: 1995
-----------------------------------
   1996          1997         1998
-----------------------------------
   3.0           10.4         6.8
-----------------------------------


                              [GRAPH APPEAR HERE]

During the 3 year period shown in the above bar chart, the highest return for a quarter for the New York Tax-Free Income Fund was 4.1% (quarter ended June,
1997) and the lowest return for a quarter was (2.2)% (quarter ended March,
1996).

                          Sentinel PA Tax-Free Trust

Sentinel PA Trust
-----------------

         Total return (%)
Inception:
--------------------------------------------------------------------------------
1989     1990    1991     1992    1993    1994     1995     1996    1997   1998
--------------------------------------------------------------------------------
 8.5     5.9     10.3     9.4     9.7     (4.9)     14.2     3.4     8.6    5.0
--------------------------------------------------------------------------------

                              [GRAPH APPEAR HERE]

During the 10 year period shown in the above bar chart, the highest return for a quarter for the Pennsylvania Tax-Free Trust was 5.7% (quarter ended June, 1989) and the lowest return for a quarter was (4.3)% (quarter ended March, 1994).


Average Annual Total Returns

The tables below show the average annual total returns that were achieved by each class of shares of each Fund for the year ended December 31, 1998, the 5 years ended December 31, 1998, and the 10 years ended December 31, 1998, unless the Fund or class of shares did not exist for a full time period (in that case, average annual total returns since inception are shown). All returns include the effect of the maximum sales charges, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class B and Class C shares. An appropriate broad-based securities market index is also included for each Fund.

                                   Past      Past    Past 10 Years/
                                 One Year   5 Years  Since Inception
                                 ---------  -------  ---------------

Common Stock Fund Class A            8.30     17.31            15.35
S&P 500 Index                       28.72     24.09            19.22

Common Stock Fund Class B            9.11                      17.82(1)
S&P 500 Index                       28.72                      28.72

Common Stock Fund Class C

Balanced Fund Class A                6.29     11.65            11.72
Lehman Aggregate Bond Index          8.69      7.27             9.27
S&P 500 Index                       28.72     24.09            19.22

Balanced Fund Class B                7.04                      12.60(1)
Lehman Aggregate Bond Index          8.69                       8.69
S&P 500 Index                       28.72                      28.72

Balanced Fund Class C*
Balanced Fund Class D**

Mid Cap Growth Fund Class A          9.93     14.87            13.43
S&P 500 Index                       28.72     24.09            19.22

Mid Cap Growth Fund Class B*

Small Company Fund Class A           1.81     11.00            11.45(2)
Russell 2000 Index                  (2.24)    11.90            13.24

Small Company Fund Class B           2.22                      11.69(1)
Russell 2000 Index                  (2.24)                     10.79

World Fund Class A                   4.80      9.08            13.13(2)
Morgan Stanley                      20.33      9.50            12.90
International "EAFE" (Europe,
Australia, Far East) Index

World Fund Class B                   5.23                       9.83(1)
Morgan Stanley                      20.33                       9.04
International "EAFE" (Europe,
Australia, Far East) Index

World Fund Class C*

High Yield Bond Fund Class A        (2.99)                      3.76(3)
Lehman High Yield Index              1.87                       5.54

High Yield Bond Fund Class B        (3.24)                      2.11(3)
Lehman High Yield Index              1.87                       5.54


*No information is provided for the Class C shares of the Common Stock, Balanced, World and High Yield Funds and the Class B shares of the Mid Cap Growth Fund because those classes began operations less than one year prior to December 31, 1998.

**No information is provided for the Class D shares of the Balanced Fund because that class began operations on January 4, 1999.

                                       Past     Past    Past 10 Years/
                                     One Year  5 Years  Since Inception
                                     --------  -------  ---------------

Bond Fund Class A                        3.30     5.41             8.41
Lehman Aggregate Bond Index              8.69     7.27             9.29

Bond Fund Class B                        2.45                     11.69(1)
Lehman Aggregate Bond Index              8.69                      8.69

Government Securities Fund Class A       4.75     5.59             8.11
Lehman Government Bond Index             9.85     7.18             9.17

Short Maturity Government Fund Class A   5.20                      6.34(4)
Lehman 1-3 Yr. Gov't Bond Index          6.96                      6.91

U.S. Treasury Money Market Fund Class A  4.5      4.4              4.0 (2)
U.S. Treasury Money Market Fund Class B                            4.6 (1)
Lipper US Treasury Money Market Funds    4.77     5.13             5.40

Tax-Free Income Fund Class A             1.60     4.46             7.18(5)
Lehman Municipal Bond Index              6.48     6.22             8.32

New York Fund Class A                    2.52                      6.57(6)
Lehman Municipal Bond Index              6.48                      7.91

Pennsylvania Fund Class A                0.79     4.20             6.45
Lehman Municipal Bond Index              6.48     6.22             8.22

(1) From inception on April 1, 1996.
(2) From inception on March 1, 1993.
(3) From inception on June 23, 1997.
(4) From inception on March 24, 1995.
(5) From inception on October 1 1990.
(6) From inception on March 27, 1995.

Fees and Expenses

These tables describe the fees and expenses that you pay if you buy and hold shares of the Funds:

Shareholder Fees (fees paid directly from your investment):

Class A Shares (available for all Funds):

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) --
         Common Stock, Balanced, Mid Cap Growth, Small Company and World
         Funds................................................... 5.00% maximum
         High Yield, Bond, Government Securities, Tax-Free Income,
         New York and Pennsylvania Funds......................... 4.00% maximum
         Short Maturity Government Fund...........................1.00%
         Money Market Fund........................................None
Maximum Deferred Sales Charge (Load)                              None/1/
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.......None
Redemption Fees...................................................None/1/
Exchange Fees.....................................................None/2/
------------
  /1/If you redeem by wire transfer, we assess a wire charge of $25.00. In addition, you pay a deferred sales charge of up to 1% on certain redemptions of Class A shares made within two years of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

  /2/If you exchange Class A shares of the Money Market Fund for Class A shares of another Fund, and you did not acquire the Money Market Fund shares in an exchange from another Fund's Class A shares, then you pay a sales charge equal to the sales charge imposed on new purchases of the new Fund.

Class B Shares (available for the Common Stock, Balanced, Mid Cap Growth, Small Company, World, High Yield, Bond and Money Market Funds)

Maximum Sales Charge (Load) Imposed on Purchases.........................  None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the purchase price or net asset value of shares being redeemed).....  4.00%
maximum/3/
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.............  None
 Exchange Fees..........................................................  None
------------
/3/ The maximum deferred sales charge imposed on shares redeemed in the first year after purchase. For shares held longer than one year, the deferred sales charge declines.

Class C Shares (available for the Common Stock, Balanced, World and High Yield Funds):

Maximum Sales Charge (Load) Imposed on Purchases........................  None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the purchase price or net asset value of shares being redeemed) ....  1.00%
 for one year after purchase
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends..............None
 Exchange Fees........................................................... None

Class D Shares (available for the Balanced Fund only)

Maximum Sales Charge (Load) Imposed on
Purchases......................................................... .....  None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the purchase price or net asset value of shares being redeemed) .....6.00% maximum
/4/
Maximum Sales Charge (Load) Imposed on Reinvested Dividends....  None
 Exchange Fees.................................................. None
------------

/4/The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, the deferred sales charge declines.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

CLASS A:
                                          COMMON                   MID CAP       SMALL
                                          STOCK     BALANCED       GROWTH       COMPANY           WORLD
                                         -------  -------------  ----------  ------------   ------------------
Management Fees........................   0.55%       0.61%          0.61%          0.61%            0.61%
Rule 12b-1 Fees (includes service fee
 and distribution fee).................   0.30        0.30           0.30           0.30             0.30
Other Expenses:
  Accounting and Administrative
   Costs...............................   0.03        0.03           0.03           0.03             0.03
  Other................................   0.14        0.19           0.35           0.39             0.32
Total Other Expenses...................   0.17        0.22           0.38           0.42             0.35
                                         ------      ------        -------        -------          -------
Total Fund Operating Expenses..........   1.02%       1.13%          1.29%          1.33%            1.26%
                                         ======      ======        =======        =======          =======

                                         HIGH                              GOVERNMENT     SHORT MATURITY
                                         YIELD         BOND                SECURITIES     GOVERNMENT
                                         -------       ------------        ----------     ------------
Management Fees........................   0.75%            0.53%              0.53%           0.53%
Rule 12b-1 Fees (includes service fee
 and distribution fee).................   0.20             0.20               0.20            0.35
Other Expenses:
  Accounting and Administrative
   Costs...............................   0.03             0.03               0.03            0.03
  Other................................   0.30             0.19               0.23            0.21
Total Other Expenses...................   0.33             0.22               0.26            0.24
                                         ------        -----------         ----------     ------------
Total Fund Operating Expenses..........   1.28%            0.95%(a)           0.99%(a)        1.12%(a)
                                         ======        ===========         ==========     ============
                                         MONEY         TAX FREE      NEW YORK         PENNSYLVANIA
                                         MARKET        INCOME        TAX FREE         TAX FREE
                                         ---------    ---------    -------------     ------------
Management Fees........................    0.40%         0.53%        0.53%             0.55%
Rule 12b-1 Fees (includes service fee
 and distribution fee).................    None          0.20         0.20              0.20
Other Expenses:
  Accounting and Administrative
   Costs...............................    0.03          0.03         0.03              0.24
  Other................................    0.30          0.16         0.25              0.32
Total Other Expenses...................    0.33          0.19         0.28              0.56
                                         --------
Total Fund Operating Expenses..........    0.73%         0.92%(a)     1.01%(a)          1.31%(a)
                                         ========      ==========  ===============   ==============

CLASS B:                                 COMMON                       SMALL       MID CAP
                                         STOCK         BALANCED       COMPANY     GROWTH
Management Fees........................   0.55%          0.61%           0.61%      0.61%
Rule 12b-1 Fees (includes service fee
and distribution fee).................    1.00           1.00            1.00       1.00
Other Expenses:
  Accounting and Administrative
   Costs...............................   0.03           0.03            0.03       0.03
  Other................................   0.23           0.26             .61       0.65
Total Other Expenses...................   0.26           0.29             .64       0.68
                                         ------        -------        -------    -------
Total Fund Operating Expenses..........   1.81%          1.90%           2.25%      2.29%
                                         ======        =======        =======    =======

                                                  HIGH
                                         WORLD    YIELD BOND     BOND        MONEY MARKET
                                         ------   ---------      ---------   ------------
Management Fees........................    0.61%       0.75%          0.53%          0.40%
Rule 12b-1 Fees (includes service fee
 and distribution fee).................    1.00        0.56           1.00           None
Other Expenses:
  Accounting and Administrative
   Costs...............................    0.03        0.03           0.03           0.03
  Other................................    0.61        0.18           0.28           0.35
Total Other Expenses...................    0.64        0.21           0.31           0.38
                                         ------   ---------        -------        -------
Total Fund Operating Expenses..........    2.25%       1.52%          1.84(a)        0.78%
                                         ======   =========      =========        =======

CLASS C:

                                         COMMON                              HIGH
                                         STOCK        BALANCED     WORLD     YIELD BOND
                                         ---------    --------     ------    ------
Management Fees........................     0.55%         .61%       0.61%      0.75%
Rule 12b-1 Fees (includes service fee
 and distribution fee).................     1.00          1.00       1.00       1.00
Other Expenses:
  Accounting and Administrative
   Costs...............................     0.03          0.03       0.03       0.03
  Other................................     0.34          0.54       0.57       0.28
Total Other Expenses...................     0.37          0.57       0.60       0.31
                                          ------      --------     ------     ------
Total Fund Operating Expenses..........     1.92%         2.18%      2.21%      2.06%
                                          ======      ========     ======     ======

CLASS D:
                                                                 BALANCED
                                                                 --------
Management Fees                                                   0.61  %
Rule 12b-1 Fees (includes service fee & distribution fee)         0.75  %
Other Expenses:
  Accounting and Administrative Costs                             0.03  %
  Other                                                           0.27  %
Total Other Expenses                                              0.30  %
                                                                 -------
Total Fund Operating Expenses                                     1.66  %
                                                                 =======

_____________________________


(a)  Current Expense Ratios
The above expense ratios do not reflect waivers or reimbursements of expenses by Sentinel Advisors.


Currently Sentinel Advisors voluntarily waives or reimburses the expenses of the Funds shown below to the extent necessary to cap expense ratios at the amounts shown. These waivers or reimbursements will continue at least until November 30, 1999.


     Bond Fund Class A shares......................................... 0.76%
     Government Securities Fund Class A shares........................ 0.83%
     Short Maturity Government Fund Class A shares.................... 0.77%
     Tax-Free Income Fund Class A shares.............................. 0.73%
     Pennsylvania Fund Class A shares................................. 0.69%
     New York Fund Class A shares..................................... 0.00%

Because the Bond Fund also has Class B shares, the waiver of advisory fees of the Bond Fund also benefits the Class B shares of the Bond Fund. The Class B shares of the Bond Fund will experience the same reduced effective advisory fee rate as the Class A shares of the Bond Fund. Sentinel Advisors intends to reset these expense caps annually to amounts approximately equal to 90% of the average expense ratios of the Class A shares of the Funds' peer groups (except that in the case of the Short Maturity Government Fund, the expense cap is to be increased by approximately 0.15% to take that Fund's higher Rule 12b-1 fee into account). However, these arrangements may be changed or terminated at any time after November 30, 1999.

Examples:

These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in each Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund's operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.

NOTE THAT THE AMOUNTS SHOWN DO NOT REFLECT ANY OF THE WAIVERS OR REIMBURSEMENTS THAT LIMIT EXPENSE RATIOS TO THE LEVELS SHOWN IN FOOTNOTE (A) ON PAGE 12.

Class A:                                          1 year           3 years           5 years           10 years
                                                  ------           -------           -------           --------
Common Stock ..................................   $  599           $   808           $  1035           $   1685
Balanced ......................................      609               841              1091               1806
Growth ........................................      625               889              1172               1979
Small Company .................................      629               900              1192               2021
World .........................................      622               880              1157               1946
High Yield ....................................      525               790              1074               1883
Bond ..........................................      493               691               904               1520
Government Securities .........................      497               703               925               1564
Short Maturity Government .....................      213               452               711               1450
Money Market ..................................       75               233               406                906
Tax-Free Income ...............................      490               682               889               1486
New York ......................................      499               709               936               1587
Pennsylvania ..................................      528               799              1089               1916

Class B (if you redeem at the end of the period):
                                                  1 year            3 years          5 years           10 years
                                                  ------            -------          -------           --------
Common Stock ..................................   $  224            $   599          $  1000           $   1728
Balanced ......................................      233                627             1046               1838
Growth ........................................      272                745             1245               2143
Small Company .................................      268                733             1225               2140
World .........................................      268                733             1225               2105
High Yield ....................................      195                510              849               1689
Bond ..........................................      227                609             1015               1710
Money Market ..................................      120                279              453                939

Class B (if you do not redeem):
                                                  1 year            3 years          5 years           10 years
                                                  ------            -------          -------           --------
Common Stock ..................................   $  184            $   569          $   980           $   1728
Balanced ......................................      193                597             1026               1838
Growth ........................................      232                715             1225               2143
Small Company .................................      228                703             1205               2140
World .........................................      228                703             1205               2105
High Yield ....................................      155                480              829               1689
Bond ..........................................      187                579              995               1710
Money Market ..................................       80                249              433                939


Class C: (if you redeem at the end of the period)
                                                     1 year        3 years           5 years           10 years
                                                     ------        -------           -------           --------
Common Stock ....................................    $  205        $   603           $  1037           $   2243
Balanced ........................................       231            682              1169               2513
World ...........................................       234            691              1185               2544
High Yield ......................................       219            646              1108               2390

Class C (if you do not redeem):
                                                     1 year        3 years           5 years           10 years
                                                     ------        -------           -------           --------
Common Stock ....................................    $  195        $   603           $  1037           $   2243
Balanced ........................................       221            682              1169               2513
World ...........................................       224            691              1185               2544
High Yield ......................................       209            646              1108               2390

Class D: (if you redeem at the end of the period)
                                                     1 year        3 years           5 years           10 years
                                                     ------        -------           -------           --------
Balanced                                             $  229        $   573           $   942           $   1696

Class D: (if you do not redeem)                      1 year        3 years           5 years           10 years
                                                     ------        -------           -------           --------
Balanced                                             $  169        $   523           $   902           $  1696

Details About the Funds' Investment Objectives, Principal Investment Strategies, and Related Risks

Each Fund has distinct investment objectives and policies. Investment objectives are fundamental policies of each Fund that may only be changed by a majority vote of the outstanding shares of that Fund. We cannot guarantee that these objectives will be achieved.

Each Fund's investment objectives and policies are described in this section. A general discussion of the Funds' investment policies and associated risks follows.

THE COMMON STOCK FUND INVESTS IN COMMON STOCKS OF WELL-ESTABLISHED COMPANIES

 . THE COMMON STOCK FUND seeks a combination of growth of capital, current income, growth of income, and relatively low risk as compared with the stock market as a whole. It seeks this goal by investing mainly in a diverse group of common stocks of well-established companies, most of which pay regular dividends. Sentinel Advisors tries to select stocks of leading companies that are financially strong and are selling at attractive prices in relation to their values. When appropriate, the Fund also may invest in preferred stocks or debentures convertible into common stocks.

THE BALANCED FUND INVESTS IN A COMBINATION OF STOCKS AND BONDS

 . THE BALANCED FUND seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value. It seeks this goal by investing in common stocks similar to those in the Common Stock Fund and in investment grade bonds similar to those in the Bond Fund, with at least 25% of its assets in bonds. When determining this percentage, convertible bonds and/or preferred stocks are considered common stocks, unless these securities are held primarily for income. Sentinel Advisors will divide the Fund's assets among stocks and bonds based on whether it believes stocks or bonds offer a better value at the time. More bonds normally enhance price stability, and more stocks usually enhance growth potential.

THE MID CAP GROWTH FUND INVESTS IN STOCKS OF MID-SIZED GROWING COMPANIES

 . THE MID CAP GROWTH FUND seeks growth of capital by focusing its investments on common stocks of mid-sized growing companies. Sentinel Advisors tries to invest in companies with favorable growth potential with attractive pricing in relation to this growth potential, and experienced and capable managements. The Fund will invest at least 65% of its assets in stocks whose market capitalizations are within the range of the stocks comprising the Standard & Poors 400 Midcap Index. Income is not a factor in selecting investments.

Sentinel Advisors emphasizes stocks it believes to have superior potential for growth, rather than wide diversification. The Fund may invest up to 25% of its assets in stocks of companies within a single industry. The Fund is actively managed. It is possible that the Fund's turnover rate may exceed 100% annually. High turnover would cause the Fund to incur higher trading costs, including more brokerage commissions. It may also cause the Fund to recognize capital gains and capital losses for tax purposes earlier than it would if its turnover rate was lower.

THE SMALL COMPANY FUND INVESTS IN STOCKS OF SMALL AND MEDIUM-SIZED COMPANIES.

 . THE SMALL COMPANY FUND seeks growth of capital, by investing mainly in common stocks of small and medium-sized companies that Sentinel Advisors believes have attractive growth potential and are attractively valued. Income is not a factor in selecting stocks. The Fund invests at least 65% of its assets in stocks of companies with market capitalizations of less than $2 billion, and the median market capitalization of the Fund's holdings is less than $1 billion. Market capitalization is the total value of all the outstanding shares of common stock of a company. Up to 25% of the Fund's assets may be invested in securities within a single industry.

The Small Company Fund's policy is to avoid short-term trading. However, the Fund may sell a security without regard to its holding period if Sentinel Advisors believes it is in the Fund's best interest to do so. The Fund's turnover rate is not expected to exceed 100% annually. The Fund is intended for long-term investors willing to accept more risk in order to seek above-average gains.

THE WORLD FUND INVESTS IN STOCKS OF NON-U. S. COMPANIES.

 . THE WORLD FUND seeks growth of capital, by investing mainly in common stocks of established non-U.S. companies, or in U.S. companies that conduct their business mainly outside the United States. INVESCO Capital Management, Inc. manages the World Fund under a sub-advisory arrangement. The World Fund will normally spread its assets over many different countries, and will normally not concentrate its investments in any one country. The Fund generally will not invest more than 25% of its assets in any one country, but the Fund may invest up to 40% of its assets in any one country if INVESCO feels that economic and business conditions make it appropriate to do so.

The Fund focuses its investments on developed foreign countries, but may invest up to 5% of its assets in emerging markets. It normally will have substantial investments in European countries. See page ___ for a discussion of the European Economic and Monetary Union.

Normally, at least 75% of the Fund's total assets are invested in securities of non-U.S. issuers selected by INVESCO mainly for their long-term capital growth prospects. The remaining 25% may be invested in companies organized in the United States that have at least 50% of their assets and/or revenues outside the United States. The Fund also may also invest in convertible or debt securities rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's.

The majority of the Fund's trading of stocks will occur on established stock exchanges or in the over-the-counter markets in the countries in which investments are being made. The Fund also expects to purchase American Depositary Receipts, and European Depositary Receipts in bearer form, which are designed for use in European securities markets. ADRs are traded on U.S. exchanges or in the U.S. over-the-counter markets, and represent foreign stocks. To expedite settlement of portfolio transactions and minimize currency value fluctuations, the Fund may purchase foreign currencies and/or engage in forward foreign currency transactions. Normally, however, the Fund does not hedge its foreign currency exposure.

You should note that investing in foreign stocks involves some risks which normally are not associated with investing in U.S. securities, including those
described on page       below.

THE HIGH YIELD BOND FUND INVESTS IN LOWER RATED CORPORATE BONDS

 . THE HIGH YIELD BOND FUND seeks high current income and total return by investing mainly in lower rated corporate bonds, sometimes called "junk bonds". The High Yield Fund is managed by a sub-advisor, Evergreen Investment Management Company. The High Yield Fund will normally invests at least 80% of its total assets in lower rated bonds. These bonds, because of the greater possibility that the issuers will default, are not investment grade - that is, they are rated below BBB by Standard & Poor's or below Baa by Moody's, or are unrated but considered by Evergreen to be of comparable credit quality). The High Yield Fund may invest in debt securities of any maturity. No more than 25% of the High Yield Fund's assets are will be invested in a single industry and no more than 5% of its assets in a single issuer. Lower rated debt securities and their associated risks are described in more detail and the risks inherent in
investing in them are discussed on page     .

The High Yield Fund also may also invest up to 20% of its total assets in common stocks, usually as a result of warrants associated with its bond holdings, but also, under certain circumstances, to seek capital appreciation. The Fund also may also invest in bonds convertible into common stock. If the Fund receives common stock in exchange for defaulted bonds in a corporate reorganization, the Fund will treat this common stock as a new investment. If this new investment would not be permitted under this restriction, then common stock in an amount at least equal to the amount of the new investment will be promptly sold.

The High Yield Fund, when aggregated with the holdings of other mutual funds advised by Evergreen, will not own more than 20% of the outstanding debt securities of any issuer.

The High Yield Fund may invest up to 15% of its net assets in illiquid securities. The Fund will not be able to readily resell illiquid securities and resale of some of these securities may be restricted by law or contractual provisions. The inability to sell these securities at the most opportune time may cause the net asset value of the Fund to go down.

The High Yield Fund may invest in corporate loans made by banks or other financial institutions. The Fund may not be readily able to resell some of these corporate loans and they may be subject to restrictions on resale. If so, they would be subject to the Fund's limitation on illiquid securities. The value of a corporate loan will depend mainly on the borrower's ability to repay its debts. The High Yield Fund will invest in a corporate loan only if, in Evergreen's judgment, the borrower is capable of repaying the loan. However, Evergreen does not have any set minimum credit rating criteria regarding these borrowers. Evergreen will monitor the creditworthiness of the borrowers of corporate loans in which the High Yield Fund invests, but there can be no assurance that Evergreen will recognize factors that might ultimately impair the value of a corporate loan in time to protect the High Yield Fund from loss.

The High Yield Fund may invest up to 25% of net assets in the securities of foreign issuers, if they are denominated in U.S. dollars and are purchased and held by the High Yield Fund in the United States. You should note that investing in foreign securities involves certain special risk considerations which normally are not associated with investing in U.S. securities, including those
described on page      .

The High Yield Fund does not expect to invest in futures and options, or other derivatives contracts during the coming year. However, if derivative securities are developed which permit effective hedging of a lower quality bond portfolio, the High Yield Fund may, for hedging purposes only, buy or sell derivative securities contracts. The total market value of any of these derivatives contracts at the time a position is taken will not exceed 5% of the High Yield Fund's net assets.

THE BOND FUND INVESTS IN INVESTMENT GRADE BONDS

 . THE BOND FUND seeks high current income while seeking to control risk by investing mainly in investment grade bonds. The Fund will invest exclusively in fixed-income securities. At least 80% of the Fund's assets, will normally be invested in the following types of bonds:

  1. Corporate bonds which at the time of purchase are rated within the four highest rating categories of Moody's, Standard & Poor's or any other nationally recognized statistical rating organization;

  2. Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including the mortgage-backed securities described in
     the section on the Government Securities Fund on page     ;

  3. Debt securities (payable in U.S. dollars) issued or guaranteed by Canadian governmental entities; and

  4. Debt obligations of domestic banks or bank holding companies, even though not rated by Moody's or Standard & Poor's, that Sentinel Advisors believes have investment qualities comparable to investment grade corporate securities.

The remainder of the Fund's assets may be invested in other fixed income securities, such as straight or convertible debt securities and straight or convertible preferred stocks.

The Fund will invest no more than 20% of its total assets in lower quality bonds. These bonds are described in more detail in the discussion of the High Yield Fund. The risks inherent in these lower rated bonds are discussed on
pages      .

The Bond Fund may not invest more than 25% of its total assets in any one industry, except for U.S. Government Securities. In applying this limitation, Sentinel Advisors classifies utility companies according to their services, and financial services companies according to the end users of their services. For example, natural gas, electric, and telephone will each be considered a separate industry, as will auto finance, bank finance, and diversified finance.

THE GOVERNMENT SECURITIES FUND INVESTS IN U.S. GOVERNMENT BONDS

 . THE GOVERNMENT SECURITIES FUND seeks high current income while seeking to control risk by investing mainly in U.S. government bonds. These bonds include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government, and obligations of U.S. government agencies and instrumentalities.

The Fund is not required to invest set amounts in any of the various types of U.S. government securities. Sentinel Advisors will choose the types of U.S. government securities that it believes will provide the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

The Fund may make unlimited investments in mortgaged-backed U.S. government securities, including pass-through certificates guaranteed by the Government National Mortgage Association. Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of fixed monthly installments of principal and interest. Timely repayment of principal and payment of interest is guaranteed by the full faith and credit of the U.S. government. The Fund may invest in mortgage-backed securities guaranteed by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. In all of these mortgage-backed securities, the actual maturity of and realized yield will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States.

While the maximum life of a mortgage-backed security is typically 30 years, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, or foreclosed. Prepayments are passed through to the mortgage-backed securityholder along with regularly scheduled repayments of principal and payments of interest.

If prevailing interest rates are below the rates on the mortgages, the mortgage borrowers are more likely to refinance their mortgages than if interest rates are at or above the interest rates on the mortgages. Faster prepayments will reduce the potential of the mortgage-backed securities to rise in value during periods of falling interest rates, while the risk of falling value during periods of rising interest rates may be comparable to other bonds of similar maturities.

The Fund may engage in the "dollar roll" transactions described on page        .

The Fund also may use repurchase agreements as a means of making short-term investments. It will invest only in repurchase agreements with durations of seven days or less, only where the collateral securities are U.S. government securities, and only in aggregate amounts of not more than 25% of the Fund's net assets. The Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

In addition, the Fund may invest up to 20% of its net assets in high quality money market instruments which are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. These include bank money market instruments, commercial paper or other short-term corporate obligations listed in the highest rating categories by nationally recognized statistical rating organizations. These money market instruments may be used as a means of making short-term investments.

THE SHORT MATURITY GOVERNMENT FUND INVESTS IN U. S. GOVERNMENT BONDS WITH LIMITED MATURITIES

 . THE SHORT MATURITY GOVERNMENT FUND seeks high current income and limited fluctuations in principal value by investing mainly in U.S. government bonds that have average maturities from two to five years. Under normal circumstances, the dollar weighted average maturity of the portfolio will be three years or less. This Fund invests at least 65% of its assets in U.S. Government Securities with average maturities of from two to five years. The remainder of the Fund's assets may be invested in U.S. government securities with other maturities. The U.S. government securities in which the Fund will invests include the same types of securities in which the Government Securities Fund will invest.

The Fund is not required to invest set amounts in any types of U.S. government securities. Sentinel Advisors chooses the types of U.S. government securities that it believes will provide the best return with the least risk in light of its analysis of current conditions and its outlook for interest rates and the economy. Like the Government Securities Fund, the Short maturity Government Fund may make unlimited investments in mortgage-backed U.S. government securities.

The Fund may engage in the "dollar roll" transactions described on page    .

In addition, like the Government Securities Fund, the Short Maturity Government Fund may invest up to 20% of its net assets in high quality money market instruments which are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also use repurchase agreements as a means of making short-term investments, in the same way as described for the Government Securities Fund above.

The Fund is not guaranteed or insured by the U.S. Government, and the value of the Fund's shares will fluctuate.

THE MONEY MARKET FUND INVESTS SOLELY IN SHORT-TERM U. S. TREASURY SECURITIES

THE U.S. TREASURY MONEY MARKET FUND seeks as high a level of current income as is consistent with stable principal values, by investing solely in short-term direct obligations of the U.S. Treasury. These obligations include U. S. Treasury bills, notes and bonds with remaining maturities of 397 days or less. The Fund may earn less income than funds owning longer term securities or lower quality securities that have less liquidity, greater market risk and greater market value fluctuations.

The Fund seeks to maintain a net asset value of $1.00 per share, by using the amortized cost method of valuing its securities. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less.

In many states, the Fund's income dividends may be exempt from state and local income taxes, but subject to federal income taxes. For more information on state and local tax exemption, see "Taxes" herein.

THE TAX-FREE INCOME FUND INVESTS IN INVESTMENT GRADE MUNICIPAL BONDS

 . THE TAX-FREE INCOME FUND seeks high current income exempt from federal income taxes while seeking to control risk, by investing mainly in investment grade municipal bonds. The interest earned from these municipal bonds, in the opinion of the issuer's bond counsel, are exempt from federal income tax. These investments may include municipal bonds issued by states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities. The Fund seeks to spread its holdings out broadly among municipal bonds of different states and regions, and among different types of issuing authorities.

Normally at least 80% of the total assets of the Tax-Free Income Fund will be invested in municipal bonds rated within the four highest rating categories of either Moody's or Standard & Poor's. The Fund also may invest in unrated municipal bonds if Sentinel Advisors believes the credit characteristics are at least equivalent to those of municipal bonds ranked in the fourth highest rating category of either Moody's or Standard & Poor's. Although this is not a fundamental policy, no more than 5% of the Fund's total assets may be invested in lower rated municipal bonds.

THE NEW YORK FUND INVESTS IN INVESTMENT GRADE MUNICIPAL BONDS OF NEW YORK
ISSUERS

 . THE NEW YORK TAX-FREE FUND seeks high current interest income exempt from federal and New York State and City personal income taxes, while seeking to control risk, by investing in investment grade municipal bonds of New York issuers. The interest on these municipal bonds will be, in the opinion of the issuer's bond counsel, exempt from federal income tax and New York State and City personal income tax. Normally these bonds will have remaining maturities of more than one year at the time of investment.

The Fund may, however, invest up to 20% of its net assets in short-term New York municipal bonds. Normally, at least 80% of the total assets of the New York Fund will be invested in municipal bonds rated within the four highest rating categories of either Moody's or Standard & Poor's. The New York Fund also may invest in unrated municipal bonds if Sentinel Advisors believes the credit characteristics are at least equivalent to those of municipal bonds ranked in the fourth highest rating category of either Moody's or Standard & Poor's. Although this is not a fundamental policy, no more than 5% of the New York Fund's total assets may be invested in lower rated New York municipal bonds.

THE PENNSYLVANIA FUND INVESTS IN INVESTMENT GRADE MUNICIPAL BONDS OF PENNSYLVANIA ISSUERS

 . THE PENNSYLVANIA FUND seeks high current interest income exempt from federal and Pennsylvania personal income taxes, while seeking to control risk, by investing in investment grade municipal bonds of Pennsylvania issuers. The interest on these municipal bonds is, in the opinion of the issuer's bond counsel, exempt from federal income tax and Pennsylvania personal income tax.

The Pennsylvania Fund normally will invest substantially all of its net assets in Pennsylvania municipal bonds with maturities of more than one year. The Fund may, however, invest up to 20% of its net assets in short-term Pennsylvania municipal bonds. All of the Pennsylvania municipal bonds in which the Pennsylvania Fund invests will be rated in the top four rating categories by Moody's or Standard & Poor's or, if unrated, will have equivalent investment characteristics, as determined by Sentinel Advisors.

At least 75% of the Pennsylvania Fund's assets will always be invested in municipal obligations rated "A" or higher by Moody's or by Standard & Poor's or if not rated, bonds that, in the opinion of Sentinel Advisors, have equivalent investment characteristics, or highly rated municipal notes or tax-exempt commercial paper. The Pennsylvania Fund cannot invest in "junk" municipal obligations.

GENERAL INFORMATION RELEVANT TO THE INVESTMENT PRACTICES OF THE FUNDS, AND ASSOCIATED RISKS

We cannot guarantee that any Fund's investment objective will be achieved.

Information Relevant to the Equity Funds

RISKS YOU FACE BY INVESTING IN THE EQUITY FUNDS

Stock Market and Selection Risk. The Common Stock, Balanced, Mid Cap Growth, Small Company and World Funds are subject to stock market and selection risk. Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Sentinel Advisors or INVESCO select will under perform that stock market or other funds with similar investment objectives and investment strategies.

Risks of Stocks of Smaller Companies. The stocks of small and medium-sized companies typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

Risks of Investing in Foreign Securities.

  The Common Stock, Balanced, Mid Cap Growth, Small Company, High Yield and Bond Funds may invest in securities of foreign issuers, although only where they are trading in the United States (or in the case of the High Yield and Bond Funds, on the Eurodollar market), and only where trading is denominated in U.S. dollars. The World Fund invests in securities traded in foreign markets and denominated in foreign currencies.

RISKS APPLICABLE MOST DIRECTLY TO THE WORLD FUND

Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities. For example, the Funds may be affected favorably or unfavorably by changes in currency rates or exchange control regulations. Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result. If the Funds, most particularly the World Fund, had to sell securities to meet unanticipated cash requirements, it may be forced to accept lower prices. There may be less supervision and regulation of foreign exchanges. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. Other possible risks include seizing of assets by foreign governments, high and changing taxes, difficulty enforcing judgments against foreign issuers, withholding taxes imposed by foreign governments on dividend or interest payments, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

European Economic and Monetary Union ("EMU"). Certain European countries have agreed to enter the EMU in an effort to, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these countries. Among other things, EMU establishes a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) will be redenominated in the euro and, thereafter, will be listed, trade, and make dividend and other payments only in euros. Although EMU is generally expected to have a beneficial effect, it could negatively affect the World Fund in a number of situations, including as follows:

 .    If the euro, or EMU as a whole, does not take effect as planned, the World
     Fund's investments could be adversely affected. For example, sharp currency fluctuations, exchange rate volatility and other disruptions of the markets could occur.

 .    Withdrawal from EMU by a participating country could also have a negative effect on the World Fund's investments, for example, if securities redenominated in euros are transferred back into that country's national currency.

 .    Computer, accounting and trading systems must be capable of recognizing the euro as a distinct currency. Like other investment companies and business organizations, the World Fund could be adversely affected if the systems used by Sentinel Advisors, INVESCO, the Fund's other service providers, or entities with which the Fund or its service providers do business have not properly addressed this issue. These issues may negatively affect the operations of the companies the Funds invest in as well.

Risks of Holding Fund Assets Outside the United States. The World Fund generally holds its foreign securities outside the United States in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the World Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Also, brokerage commissions, and other costs of buying, selling or holding securities in foreign markets are often higher than in the United States. This can reduce amounts the World Fund can earn on its investments. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for the World Fund to carry out transactions.

Emerging Markets Risk. The World Fund may invest up to 5% of its assets in emerging markets. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affects returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, investments in them may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment values used in the United States, such as price to earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Information Relevant to the Fixed-Income Funds

The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets. Bonds with longer maturities and longer durations (a measure of a bond's sensitivity to changes in interest rates) generally have higher yields and are subject to greater price fluctuation due to interest rate changes than bonds with shorter maturities or shorter effective durations.

The Bond, New York and Tax-Free Income Funds, and the bond portion of the Balanced Fund, may invest without limitation in bonds in the fourth highest rating category of Moody's and Standard & Poor's. The Pennsylvania Fund may invest up to 25% of its assets in these bonds. While considered "investment-grade", these bonds may have more speculative characteristics and may be more likely to be downgraded than bonds rated in the three highest rating categories. If a bond is downgraded below investment-grade, Sentinel Advisors will determine whether selling it is in the shareholders' best interest. To arrive at this decision, Sentinel Advisors will consider, among other things, the market price, credit risk, and general market conditions.

LOWER QUALITY BONDS ARE MORE RISKY THAN HIGHLY RATED BONDS

Risks of Lower Quality Bonds. The High Yield Fund may invest without limitation, and the Bond Fund and the bond portion of the Balanced Fund may invest up to 20% of total assets in lower rated bonds. The Tax-Free Income and New York Funds may invest up to 5% of total assets in lower quality bonds. Because of the increased risk of default, these bonds generally have higher nominal or effective interest rates than higher quality bonds. The Funds may purchase bonds in the lowest rating categories (D for S&P and C for Moody's) and comparable unrated securities. However, the Funds will only purchase securities rated lower than B- by S&P or B3 or lower by Moody's if Sentinel Advisors or Evergreen believes the quality of the bonds is higher than indicated by the rating.

Lower quality bonds may pay interest at fixed, floating or adjustable rates. The value of floating or adjustable rate bonds is less likely to be adversely affected by interest rate changes than fixed rate bonds. However, if interest rates fall, the Funds may earn less income if they hold floating or adjustable rate bonds.

Lower rated bonds are more speculative and likely to default than higher quality bonds. Lower rated bond values also tend to fluctuate more widely in value for several reasons. An economic downturn may have a greater impact on the ability of issuers with less financial strength to make their bond payments. These bonds may not be traded as actively. Their prices may respond more adversely to negative publicity and investor perceptions. If trading in lower rated bonds becomes less active, the Funds may have more difficulty in valuing these bonds. Success in investing in junk bonds depends heavily on Sentinel Advisors' or Evergreen's credit analysis. Lower rated bonds are also more sensitive than other debt securities to adverse business developments affecting specific issuers. The risk of loss due to default by the issuer of a lower quality bond may be significantly greater than the risk for higher rated bonds because lower quality bonds are more likely to be unsecured and may be subordinated to other creditors. If a bond defaults, the Funds may incur additional expenses in seeking a recovery or participating in a restructuring. Lower quality bonds also may have call features that permit the issuer to repurchase the securities from the Funds before their maturity. If a call is exercised during a period of declining interest rates, the affected Fund would probably have to replace the called bonds with lower yielding bonds, and the Fund's investment income would go down.

Zero Coupon and Similar Bonds. The High Yield and Bond Funds, and the bond portion of the Balanced Fund, also may invest in bonds that do not pay interest, but instead are issued at a significant discount to their maturity values (referred to as zero coupon securities), that pay interest in additional securities instead of cash (referred to as pay-in-kind securities) or that pay interest at predetermined rates that increase over time (referred to as step coupon bonds). Even though the Funds may not get cash interest payments on these bonds, under existing tax law the Funds nevertheless must accrue and distribute the income deemed to be earned on a current basis. This may cause a Fund to have to sell other investments to raise the cash needed to make income distributions.

Restricted Bonds. The High Yield and Bond Funds and the bond portion of the Balanced Fund may purchase certain restricted bonds, often called Rule 144A bonds, for which trading is limited to qualified institutional buyers. Sentinel Advisors or Evergreen may determine that Rule 144A bonds are liquid securities under guidelines approved by the Funds' Board of Directors, and these Rule 144A bonds will not be subject to the High Yield Fund's limitation on illiquid securities, or the prohibition on illiquid securities for the Bond Fund and bond portion of the Balanced Fund. These liquid Rule 144A Securities may become illiquid if qualified institutional buyers are unavailable.

Portfolio Turnover. In the fiscal year ended November 30, 1998, the fixed income Funds shown below had the following rates of portfolio turnover:

     Government Securities Fund  .........................    355%
     Bond Fund ...........................................    147%
     High Yield Fund......................................    139%
     Short Maturity Government Fund ......................    229%

     In addition, the Balanced Fund had portfolio turnover of 31% for the equity portion, and 153% for the bond portion.

Funds are actively managed, and their portfolios are constantly monitored and adjusted to try to increase income, protect the income stream or improve the quality of the holdings. This investment policy results in higher portfolio turnover, but this need not adversely affect performance, because these Funds generally do not pay commissions. They deal directly with dealers acting as principals when buying or selling. The trading price may include a profit to the dealer, but the Funds will only make these trades when Sentinel Advisors or Evergreen believes it will help the Funds to achieve their investment objectives. This higher portfolio turnover may cause the Funds to recognize capital gains or capital losses for tax purposes earlier than they otherwise would.

Dollar Rolls. The Bond, Government Securities, Short Maturity Government and Balanced Funds may also enter into "dollar rolls". In a dollar roll, a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month, and simultaneously contracts to buy back securities of the same type, coupon and maturity on a predetermined future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed or U.S. Treasury securities. In return, a Fund receives the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), and interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll in which the proceeds of a dollar roll are held in a separate account and invested only in high grade money market instruments. The Funds may only invest in covered rolls. The use of dollar rolls tends to increase the portfolio turnover of the Funds, and increases portfolio income without increasing the risk levels of the Funds.

Information Relevant to the Tax-Exempt Funds

Alternative Minimum Tax. Interest income on certain "private activity" bonds is a preference item for shareholders subject to the alternative minimum tax. Municipal bonds whose interest is a preference item for alternative minimum tax purposes will comprise less than 20% of each of the Tax-Free Income and New York Funds' total assets.

Possible Taxability of Temporary Defensive Investments. If Sentinel Advisors anticipates a rise in interest rates, the Tax-Free Income, New York and Pennsylvania Funds may invest temporarily in short-term debt obligations, including taxable investments, to help protect shareholder capital. These investments may include notes of municipal issuers, U.S. government securities, and money market instruments. Under these conditions, the Pennsylvania Fund will limit its investments in securities other than Pennsylvania municipal bonds to 20% of its assets, and will invest in non-governmental issuers only where the bonds are rated in one of the two highest categories of either Standard & Poor's or Moody's.

The interest on municipal bonds issued by states other than your state of residence is exempt only from federal income tax. Interest on certain types of U.S. government securities is exempt only from state personal income tax. Interest on money market instruments is generally fully subject to both federal and any applicable state income taxes.

Use of Financial Futures Contracts and Related Options. The New York, Pennsylvania and Tax-Free Income Funds may purchase and sell certain exchange-traded financial futures contracts and related options, only to hedge against adverse changes in interest rates, to protect against declines in the value of municipal bonds held by the Funds, or to hedge against increases in the cost of municipal bonds to be purchased for the Funds in the future.

None of the New York, Pennsylvania or Tax-Free Income Funds will purchase and sell financial futures contracts or related options if, immediately after purchase, the sum of the initial margin on existing futures positions plus the premiums paid for outstanding options exceeds 5% of the Fund's total assets.

Risks Associated with Options and Futures Transactions. Options and futures transactions involve certain risks. However, Sentinel Advisors believes that since the New York, Pennsylvania and Tax-Free Income Funds would use these investments for hedging purposes only, their use would not subject these Funds to the risks frequently associated with the speculative use of options and futures. However, there are certain risks related to futures transactions used for hedging purposes that you should understand. One is that the hedge would be ineffective if Sentinel Advisors' forecasts of interest rates prove to be incorrect. Another is that the secondary market for a financial futures contract may become illiquid. This may happen, for example, if the particular market exceeds its daily price fluctuation limit. If this happens, the Funds may not be able to close out futures positions. The change in the market value of a Fund's municipal bonds also may not be perfectly correlated with the prices paid for futures contracts, which may cause the hedge to be ineffective. From their inceptions through March 31, 1999, none of the New York, Pennsylvania or Tax-Free Income Funds engaged in any hedging transactions involving financial futures and related options.

Information Relevant to the New York and Pennsylvania Funds

Since each of the New York and Pennsylvania Funds concentrates in state municipal bonds, these Funds are more susceptible to factors adversely affecting New York or Pennsylvania governmental entities than a municipal bond fund that is diversified nationally. Each of these Funds' net asset value is particularly sensitive to changes in the economic condition and governmental policies of the state in which it invests. For example, if the economic condition of a single significant industry within New York or Pennsylvania deteriorates, specific governmental issuers within the state or the anticipated revenues to the state may be weakened, and the net asset value of the Fund's shares may fall as a result. Adverse changes in employment rates, federal revenue sharing or laws on tax-exempt financing may also cause the value of the Funds' shares to fall.

Sentinel Advisors does not believe that the current economic conditions in New York State, New York City or Pennsylvania will have a significant adverse effect on the Funds' ability to invest in high quality New York or Pennsylvania municipal bonds. Since these Funds focus on investment grade bonds, the Funds expect to be less subject to market and credit risks than a fund that invests mainly in lower quality New York or Pennsylvania municipal bonds.

Information Relevant to All Funds

PERIODICALLY THE FUNDS MAY BE LESS THAN FULLY INVESTED

Temporary Defensive Positions. Each of the Funds, other than the U.S. Treasury Money Market Fund, the Government Securities Fund and the Short Maturity Government Fund, may be less than fully invested in securities called for by its principal investment strategies at any time. If the investment advisor feels that it is necessary under adverse market conditions to take a temporary defensive position, these funds may depart significantly or completely from their principal investment strategies. If the investment advisor's judgment in taking a temporary defensive position proves to be incorrect, the Funds may not achieve their investment objective.

Repurchase Agreements. All of the Funds, except the Money Market Fund, may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price. If the counterparty defaults on its repurchase obligation, the Fund would have the bonds and be able to sell them to another party, but it could suffer a loss if the proceeds from a sale of the bonds turns out to be less than the repurchase price stated in the agreement.
If the counterparty becomes insolvent or goes bankrupt, a Fund may be delayed in being able to sell bonds that were subject to the repurchase agreement. For more information about repurchase agreements, please refer to the Statement of Additional Information.

Purchase Options

The Balanced Fund offers Class A, Class B, Class C and Class D shares.

The Common Stock, World and High Yield Funds offer Class A, Class B and Class C shares.

The Mid Cap Growth, Small Company and Bond Funds offer Class A shares and Class B shares.

The Government Securities, Short Maturity, Tax-Free Income, New York and Pennsylvania Funds offer only Class A shares.

This prospectus frequently uses the term CDSC, which stands for Contingent Deferred Sales Charge. This type of charge is assessed when you redeem shares
subject to a CDSC, if none of the waivers listed on page     apply.  If you do
not redeem shares during the time periods in which an investment is subject to a CDSC, you will not pay this charge.

You can compare the differences among the four classes of shares using the table below.

--------------------------------------------------------------------------------
                                       TOTAL 12B-1 FEE,
CLASS   SALES CHARGE   SERVICE FEE    INCLUDING SERVICE FEE  CONVERSION FEATURE
-----   ------------   -----------    ---------------------  ------------------
--------------------------------------------------------------------------------
A       Maximum 5.00%  Maximum of     Maximum of 0.30%       No
        initial sales  0.20% (Maxi-   (Maximum of 0.20%
        charge (Maxi-  mum of 0.10%   for fixed income
        mum 4% for     for fixed      funds)
        fixed income   income funds)
        funds)

--------------------------------------------------------------------------------
B       CDSC of up to  0.25%          1.00%                  Class B Shares
        4.00% for a                                          convert to Class
        maximum of                                           A Shares
        six years                                            automatically
                                                             after the
                                                             applicable CDSC
                                                             period

--------------------------------------------------------------------------------
C       CDSC of 1.00%   0.25%         1.00%                  No
        for the first
        year only

--------------------------------------------------------------------------------
D       CDSC of up to   None          0.75%                  Class D Shares
        6% for seven                                         convert to
        years                                                Class A Shares
                                                             automatically
                                                             at the end of the
                                                             tenth year
--------------------------------------------------------------------------------

The Short Maturity Government Fund currently only offers Class A Shares as described below.

--------------------------------------------------------------------------------
                                       TOTAL 12B-1 FEE,
CLASS   SALES CHARGE    SERVICE FEE   INCLUDING SERVICE FEE  CONVERSION FEATURE
-----   ------------    -----------   ---------------------  ------------------
A       Maximum 1.00%   Maximum of    Maximum of 0.35%       None
        initial sales   0.25%
        charge
--------------------------------------------------------------------------------


The U.S. Treasury Money Market Fund offers Class A and Class B Shares. Initial purchases of Class A Shares of the Money Market Fund are not subject to any initial sales charge, CDSC or Rule 12b-1 fees. Class B shares of the Money Market Fund are not offered for direct purchase, except where the investment is to be exchanged into Class B shares of other Funds within 90 days, or in dollar-cost averaging programs into Class B shares of other Funds where you invest a minimum of $10,000, each dollar-cost averaging transaction is at least $1,000, and the program is completed within 24 months. They may also be acquired in exchange for the Class B shares of another Fund.

More detailed information about each class of shares is included in the descriptions of each class below.

If you who hold your shares for an extended period of time, you may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.

THINGS TO THINK ABOUT WHEN CHOOSING WHICH SHARE CLASS TO BUY

The Funds' purchase options are designed to enable you to choose the method of purchasing Fund shares that is most beneficial to you. Factors you should consider include:

-    the amount of the investment,
-    the intended length of the investment,
-    the type of Fund you want,
- whether you are eligible for a waiver or reduction of an initial sales charge or CDSC, and
-    whether you intend to utilize the exchange privilege.

Class A shares have the advantage of lower ongoing distribution expenses. The disadvantage of the Class A shares is that you pay an initial sales charge. If in your circumstances the lower ongoing expenses outweigh the impact of the initial sales charge, Class A shares may be appropriate for you.

Class B shares have the advantage that you pay no initial sales charge. The disadvantages are that you pay higher ongoing distribution fees for a fixed period of time, and during this time you may pay a CDSC if you redeem. Class B shares ultimately convert to Class A shares, so long term investors eventually also obtain the benefit of the Class A shares' lower ongoing expenses. Class B shares are appropriate for those for whom the benefit of avoiding an initial sales charge outweighs the higher ongoing expenses and possible CDSCs incurred prior to the conversion to Class A shares.

Class C shares have the advantages of no initial sales charge and a relatively small CDSC that applies only in the first year. You pay higher ongoing distribution fees for the entire period of your investment, however. This class may be appropriate for you if the benefits of avoiding both an initial sales charge and a significant CSDC outweigh the continuing higher distribution fees. Over long periods, however, the other share classes may outperform Class C shares.

The Class D shares, available for the Balanced Fund only, are similar to the Class B shares, except that you are subject to a higher CDSC, that applies for seven years instead of six, and conversion to Class A shares does not occur until the tenth year. The benefit to you is that the ongoing distribution fees are lower than for Class B shares. Class D shares may appeal to Balanced Fund investors who want to avoid paying an initial sales charge, are willing to pay ongoing distribution fees higher than those on Class A shares until they convert, but want to benefit from lower ongoing distribution fees than those on Class B or C shares.

There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares or Class C shares accepted is $1,000,000. The maximum purchase of Class D shares of the Balanced Fund is $250,000.

You should also consider that exchange privileges into other Funds are more limited for classes other than Class A shares. Class B shares may only be exchanged among the other funds offering Class B shares - the Common Stock, Balanced, Mid Cap Growth, Small Company, World, Bond, High Yield and Money Market Funds. For Class C shareholders, only the Class C shares of the Common Stock, Balanced, World and High Yield Funds, and the Class A shares of the Money Market Fund, are available for exchanges. In the case of the Class D shares of the Balanced Fund, the only possible exchange is into the Class A shares of the Money Market Fund, and back into the Class D shares of the Balanced Fund.

CLASS A SHARES

Sales Charges

CLASS A SHARES ARE GENERALLY SUBJECT TO A FRONT-END SALES CHARGE

For all purchases of Class A shares, you pay the public offering price, which includes the front-end sales charge, next computed after we receive your order. The sales charge ranges from 5.0% of the offering price (5.3% of the net amount invested) to zero. Your sales charge will depend on the size of your purchase.

  Sales charges for the Common Stock, Balanced, Mid Cap Growth, Small Company and World Funds:

                                    SALES CHARGE AS       SALES CHARGE AS
NET                                 A PERCENTAGE OF       PERCENTAGE OF        DEALER
---                                 ------------ --       ---------- --        ------
SALE SIZE                           OFFERING PRICE        AMOUNT INVESTED      REALLOWANCE
---- ----                           -------- -----        ------ --------      -----------

$0 to $99,999                       5.00%                     5.26%               4.50%

$100,000 to $249,999                4.00%                     4.17%               3.75%

$250,000 to $499,999                2.50%                     2.56%               2.25%

$500,000 to $999,999                2.00%                     2.04%               1.75%

$1,000,000 or more                   -0-                       -0-                 -0-


Sales charges for the High Yield, Bond, Government Securities, Tax-Free Income, New York and Pennsylvania Funds:

                                   SALES CHARGE AS   SALES CHARGE AS A
                                   ----- ------ --   ----- ------ -- -
NET                                A PERCENTAGE OF   PERCENTAGE OF         DEALER
---                                - ---------- --   ---------- --         ------
SALE SIZE                          OFFERING PRICE    AMOUNT INVESTED       REALLOWANCE
---- ----                          -------- -----    ------ --------       -----------
$0 to $99,999                           4.00%            4.17%                4.00%

$100,000 to $249,999                    3.50%            3.63%                3.25%

$250,000 to $499,999                    2.50%            2.56%                2.25%

$500,000 to $999,999                    2.00%            2.04%                1.75%

$1,000,000 or more                       -0-              -0-                  -0-

For the Short Maturity Government Fund, the sales charge for sales of up to $999,999 is 1.00% of the offering price (1.01% of the net amount invested), with a dealer reallowance of 0.75% of the offering price. For sales of $1,000,000 and over, there is no initial sales charge. There is no sales charge on purchases of shares of the Money Market Fund.

In cases in which there is no sales charge because your purchase was $1,000,000 or more, the Funds' distributor, Sentinel Financial Services Company, will pay dealers compensation of 1.00% for sales of up to $14,999,999 (for the Common Stock, Balanced, Mid Cap Growth and Small Company Funds) and for sales of up to $4,999,999 for sales of the other Funds. In these cases, if you redeem the shares in the first one year after the purchase, a 1.0% CDSC will be imposed, and if you redeem in the second year, a 0.5% CDSC will be imposed. For sales in excess of these amounts, Sentinel Financial will individually negotiate dealer compensation and CDSCs. After the second year, there will be no CDSC. Any CDSC is imposed on the lower of the cost or the current net asset value of the shares redeemed. If you redeem part of your shares, your redemption request will be increased by the amount of any CDSC due. If you redeem your entire account, we will deduct any CDSC due from the redemption proceeds. Sentinel Financial receives the entire amount of any CDSC paid. The CDSC is waived in the
circumstances described on page       .  In determining whether a CDSC is
payable, we will first redeem shares not subject to any charge.

Reduced Sales Charges

YOU CAN RECEIVE A REDUCED SALES CHARGE FOR A NUMBER OF REASONS

Sales charges on Class A shares may be reduced or eliminated in certain situations. Please note that, to take advantage of any reduced or eliminated sales charge, you must advise Sentinel Financial or your representative of your eligibility at the time of purchase, and provide any necessary information about the accounts involved.

Right of Accumulation. Quantity discounts begin with investments in Class A shares of $100,000. You may qualify for quantity discounts based on the total of all classes of shares purchased, on purchases made at different times, and on purchases made by you, your spouse and minor children, or a fiduciary for these persons. Contact Sentinel Service for help in combining accounts for purposes of obtaining quantity discounts by combining accounts or purchases.

Letter of Intent. You may use a letter of intent to obtain a reduced sales charge, if you plan to make investments of $100,000 or more in Class A shares or of $250,000 or more in Class B shares over a 13 month period (30 months in the case of corporate qualified plans). The letter of intent is not a binding commitment by you to complete the intended purchases. All your purchases made under the letter of intent during the period covered will be made at the reduced sales charge for your intended total purchase. Dividends and distributions will be reinvested without a sales charge and will not count as purchases under the letter of intent. We will hold in escrow 2% of the shares you purchase under the letter of intent, and release these shares when you have completed the intended purchases. If by the end of the period covered by the letter of intent you have not made the intended purchases, an additional sales charge may be due. The additional amount will be equal to what the initial sales charge would have been on the amount actually invested, minus the sales charges already paid. We will notify you if an additional sales charges is due. You may pay this additional sales charge within 20 days after our notification is sent, or we may redeem shares held in escrow to the extent necessary to pay this charge. Then we will release any remaining escrow shares. The redemption of shares for this purpose will be a taxable event to you.

Group Investments. Any group of investors which notifies Sentinel Financial that it will act as a group in purchasing Fund shares, in order to reduce selling expenses, will be treated as a single entity for purposes of the reduced sales charges for quantity purchases, including the right of accumulation and letter of intent.

AG&T Advantage Program. Employers establishing either SIMPLE IRA plans under the Small Business Protection Act of 1996 or Section 403(b) plans, for which American Guaranty & Trust Company is the custodian, may group participating employee accounts together in such a way as to result in reduced sales charges for quantity purchases. Quantity discounts under this program are based upon amounts previously invested in the Funds.

Net Asset Value Purchases. You may purchase Class A shares of the Funds at net asset value if you are included in the following list.
     -  current and former Directors of the Funds and predecessors to the Funds;
     - current and retired employees of the general partners of Sentinel Advisors and their affiliates;
     -  directors, employees and clients of the Funds' sub-advisors;
     - directors and employees of Beneficial Life Insurance Company, and other strategic partners of Sentinel Advisors and/or Sentinel Financial;
     - registered representatives of securities dealers that have entered into a sales agreement with Sentinel Financial;
     - members of the immediate families of, or survivors of, all of these individuals;
     - non-profit organizations with which any of these persons are actively involved;
     - investment advisors, financial planners, bank trust departments or broker-dealers who place trades for their own accounts or the accounts of their clients, and who charge a management, consulting or other fee for their services, and clients of these investment advisors, financial planners, bank trust departments or broker dealers who place trades for their own accounts, if the accounts are linked to the master account of the investment advisor, financial planner or broker-dealer;
     -  purchasers who are investing section 403(b) loan principal repayments;
     - purchasers who are buying with the redemption proceeds from other mutual fund shares for which a sales charge or CDSC has been paid;
     - investments being transferred from individually managed trust accounts at American Guaranty & Trust Company; and
     - qualified pension, profit-sharing or other employee benefit plans, if the total amount invested in the plan is at least $1,000,000, the sponsor signs a $1,000,000 letter of intent, or the shares are purchased by an employer-sponsored plan with at least 100 eligible employees, and all of the plan's transactions are executed through a single financial institution or service organization who has entered into an agreement with Sentinel Financial to use the Funds in connection with the accounts.

Sentinel Financial may pay dealers for share purchases of the Funds (other than the Money Market Fund) sold at net asset value to an employee benefit plan in accordance with the last item on the list above, as follows: 1% of the first $2 million of these purchases, plus 0.80% of the next $1 million of these purchases, plus 0.50% of the next $17 million of these purchases, plus 0.25% of amounts in excess of $20 million of these purchases.

American Guaranty and Trust Company may also invest short-term balances of trust accounts in the Short Maturity Government Fund at net asset value. If more than one person owns an account, all owners must qualify for the lower sales charge. Please also note you may be charged a transaction fee by a broker or agent if you effect transactions in Fund shares through a broker or agent.

Reinstatement. If you sell shares or receive dividends or capital gains distributions in cash and subsequently want to reinvest your proceeds, you may do so within 365 days at net asset value, without paying any additional sales charge.

Distribution Plans

The Class A shares of each Fund, other than the Money Market Fund, have adopted plans under Rule 12b-1 that allows the Funds to pay distribution fees for the sale and distribution of their shares, and for services provided to shareholders. The Class A shares of the Funds will pay to Sentinel Financial a monthly fee at the maximum annual rate of (a) .30% of average daily net assets in the case of the Small Company, Mid Cap Growth, World, Common Stock and Balanced Funds, (b) .20% of average daily net assets in the case of the High Yield, Bond, New York, Pennsylvania, Tax-Free Income and Government Securities Funds, or (c) .35% of average daily net assets in the case of the Short Maturity Government Fund.

Sentinel Financial uses a portion of these fees to pay service fees to dealers. For the Class A shares of the Small Company, Mid Cap Growth, World, Common Stock and Balanced Funds, annual service fees are 0.20% of the average net assets owned by the dealer's clients. For the Class A shares of the Bond, New York, Pennsylvania, Tax-Free Income and Government Securities Funds, annual service fees are 0.10% per annum of the average net assets owned by the dealer's clients. For the Short Maturity Government Fund, annual service fees are 0.25% of the average net assets owned by the dealer's clients. No service fee is paid with respect to Fund accounts opened prior to March 1, 1993.

CLASS B SHARES

THERE IS NO INITIAL SALES CHARGE ON CLASS B SHARES, BUT THEY ARE SUBJECT TO A
CDSC

For all purchases of Class B shares, you pay the current net asset value. There is no initial sales charge. A CDSC will be imposed on Class B shares (including Class B shares of the Money Market Fund), if you redeem shares during the CDSC
period, unless you can use one of the CDSC waivers listed on page     .

CDSC. Whether you pay a CDSC upon a redemption of Class B shares and how much it is depends on the amount of your purchases, and the number of years since you made the purchase. The CDSC schedules for Class B shares are shown below:

FOR PURCHASE AMOUNTS OF UP TO $249,999:
YEAR SINCE PURCHASE
PAYMENT WAS MADE                         CDSC PERCENTAGE
------- --- ----                         ---- ----------
First.......................................  4%
Second......................................  4%
Third.......................................  3%
Fourth....................................... 2%
Fifth........................................ 2%
Sixth........................................ 1%


FOR PURCHASE AMOUNTS FROM $250,000 TO $499,999:
YEAR SINCE PURCHASE
PAYMENT WAS MADE                         CDSC PERCENTAGE
------- --- ----                         ---- ----------
First.......................................  3.5%
Second......................................  3%
Third.......................................  2%
Fourth......................................  1%
Fifth.......................................  1%


FOR PURCHASE AMOUNTS FROM $500,000 TO $999,999:
YEAR SINCE PURCHASE
PAYMENT WAS MADE                         CDSC PERCENTAGE
------- --- ----                         ---- ----------
First.......................................  3%
Second......................................  2%
Third.......................................  1%
Fourth......................................  1%

In determining whether a CDSC is payable, we will take redemptions first from shares acquired through reinvestment of distributions, or any other shares as to which a CDSC is waived. We will next take redemptions from the earliest purchase payment from which a redemption or exchange has not already been taken. The amount of the CDSC will be equal to the CDSC percentage from the schedules above, multiplied by the lower of the purchase price or the net asset value of the shares being redeemed. If you redeem part of your shares, you may choose whether any CDSC due is deducted from the redemption proceeds of your redemption request is increased by the amount of any CDSC due. Sentinel Financial receives any CDSC imposed on a redemption of Class B shares.

Because the CDSC may be lower and the conversion to Class A shares may be faster, for purchases of over $250,000, you should consider whether you would benefit from the right of accumulation or a letter of intent in connection with the purchase of Class B shares. These privileges operate in the same way as the similar privileges which permit reduced sales charges on Class A shares.

Distribution Plan. The Class B shares of the Common Stock, Balanced, Mid Cap Growth, Small Company, World, High Yield and Bond Funds, have adopted a plan under Rule 12b-1 that allows these Funds to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders. The Class B shares of each Fund will pay to Sentinel Financial a fee of up to a total of 1.00% annually of average daily net assets, of which up to 0.25% shall be for service fees to broker-dealers. The High Yield Fund Class B shares are not assessed a distribution fee on the seed money shares owned by National Life Insurance Company, which will result in an overall distribution fee to the Class B shares of the High Yield Fund of less than 1.00% for so long as National Life maintains its investment.

Sentinel Financial pays to dealers a service fee which varies based on the average daily assets in Class B shares of the Funds (other than the Money Market
Fund) for which each registered representative of the dealer is the registered representative of record at the time service fees are paid, as follows:

Average Daily Assets in Class B Shares of the               Annual
Funds for which a Particular Individual is the              Broker-Dealer
Registered Representative of Record                         Service Fee
-----------------------------------                         -----------

$0 - $99,999..................................................  -0-
$100,000 - $199,999...........................................  0.10%
$200,000 - $999,999...........................................  0.25%
$1,000,000 and over...........................................  0.50%

A selling dealer may elect a service fee of 0.25% per annum, instead of the above arrangement. Class B shares will not pay service fees which total more than 0.25% per year. If the above schedule requires a payment from Sentinel Financial which exceeds 0.25% of average daily assets of the Class B shares of any Fund, then Sentinel Financial will not be able to recover the excess from the Funds. Sentinel Financial may change the amounts of assets needed to qualify for the 0.10%, 0.25% and 0.50% service fee rates from time to time. Sentinel Financial intends to manage these asset levels with the goal of producing an average service fee on Class B shares of 0.25%. The Class B share service fee for the first year after a purchase will be used to recover a portion of the cost of the dealer concession paid by SFSC to the selling dealer, which portion of the dealer concession is considered the service fee for the first year. No service fee is paid on Class B shares in house accounts, accounts in nominee name, or accounts in dealer street name.

Conversion to Class A Shares. The Class B shares automatically convert to Class A shares after a fixed period of time, which depends upon the size of your purchase. For purchases up to $250,000, the automatic conversion occurs at the end of the sixth year; for purchases from $250,001 to $500,000, the automatic conversion occurs at the end of the fifth year; and for purchases from $500,001 to $999,999, the automatic conversion occurs at the end of the fourth year. The holding period for Class B shares will include the holding period of Class B shares of another Fund from which they were exchanged.

Payments to Dealers. Sentinel Financial pays selling broker-dealers, at the time you purchase Class B shares, the percentages of the aggregate purchase amount shown below (including purchases of Class A, Class C and Class D shares under a right of accumulation or letter of intent):

                                               BROKER-
                                               DEALER
AMOUNT OF PURCHASE PAYMENT                     PAYMENT
------ -- -------- -------                     -------

Up to $249,999                                 4.0%
$250,000 to $499,999                           2.5%
$500,000 to $999,999                           2.0%

Class B Shares of the Money Market Fund. The Class B shares of the Money Market Fund do not bear the higher ongoing distribution expenses normally associated with the Class B shares. However, time during which assets are in the Class B shares of the Money Market Fund will not count either toward the time that must elapse before Class B shares are automatically converted to Class A shares of the same Fund, or toward the time that results in a declining CDSC. Therefore, if the Class B shares of the Money Market Fund are ultimately redeemed, you will pay a CDSC in the same amount as would have been due on the date the assets were exchanged into the Class B shares of the Money Market Fund, regardless of how long you hold the Class B shares of the Money Market Fund. Also, if you exchange the Money Market Fund Class B shares back into Class B shares of another Fund, and then later redeem those shares, your CDSC, if any, will not reflect the time you held the Money Market Fund Class B shares. The automatic conversion into Class A shares will occur only after you hold Class B shares of Funds other than the Money Market Fund for the six, five or four year period.

CLASS C SHARES

THERE IS NO INITIAL SALES CHARGE ON CLASS C SHARES, BUT THEY REMAIN SUBJECT TO HIGHER ONGOING FEES FOR THE ENTIRE INVESTMENT PERIOD

For all purchases of Class C shares, you pay the current net asset value. There is no initial sales charge. A CDSC in the amount of 1.00% of the purchase price will be imposed on Class C shares if you redeem shares during the first year after their purchase, unless you can use one of the CDSC waivers listed on page
     .

Similar to the Class B shares, Class C shares are subject to higher distribution fees than Class A shares. However, since Class C shares never convert to Class A shares, investments in Class C shares remain subject to these higher distribution fees for the entire holding period of the investment.

CDSC. you will pay a CDSC if you redeem Class C shares in the first year after purchase, in the amount of 1.00% of the lower of the purchase price or the net asset value of the shares redeemed unless a waiver applies. We apply the same rules in determining a CDSC as we do for Class B shares. Sentinel Financial receives the entire amount of any CDSC paid.

Distribution Plan. The Class C shares of the Common Stock, Balanced, World, and High Yield Funds have adopted a plan under Rule 12b-1 that allows these Funds to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders. These Funds pay to Sentinel Financial a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. In the first year after the purchase Sentinel Financial keeps this fee to recover the initial sales commission of 1.00% that it pays to the selling dealer. In subsequent years, the entire 1.00% will be paid to the selling dealer.

Exchanges. If you purchase Class C shares, you will have the ability to exchange at net asset value only for the Class C shares of other Funds, except that you may also exchange into Class A shares of the Money Market Fund. However, if you exchange Class C shares into Money Market Fund Class A shares within one year of your purchase of the Class C shares, and then subsequently redeem the Money Market Fund shares, you may pay a CDSC. If you exchange Class C shares into Money Market Fund Class A shares, you may exchange back into Class C shares at any time, but may not exchange at net asset value into Class A shares or Class B shares of any fund.

Payments to Dealers. For all sales of Class C shares, Sentinel Financial intends to make payments to selling broker-dealers, at the time you purchase Class C shares, of amounts equal to 1% of the aggregate purchase amount.

CLASS D SHARES (BALANCED FUND ONLY)

THERE IS NO INITIAL SALES CHARGE ON CLASS D SHARES, BUT THEY ARE SUBJECT TO A
CDSC

For all purchases of Class D shares of the Balanced Fund, you pay the current net asset value. There is no initial sales charge. A CDSC will be imposed on Class D shares (including Class A shares of the Money Market Fund, if you exchange Class D shares into the Money Market Fund), if you redeem shares during the seven years after their purchase, unless you can use one of the CDSC waivers
listed on page      .

CDSC. Whether you pay a CDSC upon a redemption of Class D shares and how much it is depends on the number of years since you made the purchase. The CDSC schedule for Class D shares is shown below:

YEAR SINCE PURCHASE
PAYMENT WAS MADE                         CDSC PERCENTAGE
------- --- ----                         ---- ----------
First.......................................  6%
Second......................................  6%
Third.......................................  5%
Fourth......................................  4%
Fifth.......................................  4%
Sixth.......................................  3%
Seventh.....................................  2%

The above schedule is higher than the schedules of CDSCs for Class B shares, which start at maximums of 4% and extend for a maximum of six years. The CDSC
waivers, which are listed on page     , are the same as those available for
Class B shares, except that the annual CDSC-free percentage redemption amount is 8% instead of 10%. We apply the same rules in determining a CDSC as we do for Class B shares. Sentinel Financial receives the entire amount of any CDSC paid.

Distribution Plan. The Class D shares of the Balanced Fund have adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of their shares. The Fund pays a fee to Sentinel Financial at a maximum annual rate of 0.75% of average daily net assets of the Class D shares of the Balanced Fund. The Class D Distribution Plan is similar in its operation to the Class B Distribution Plan, except that there is no service fee of up to 0.25%, and no asset-based service fee payable to dealers. These distribution fees are lower than those that apply to Class B shares, but they are higher than those that apply to Class A shares.

Conversion to Class A Shares. The Class D shares automatically convert to Class A shares after 10 years.

Exchanges into Class A Shares of the Money Market Fund. You may exchange Class D shares of the Balanced Fund into Class A shares of the Money Market Fund. However, if you do so within seven years of the purchase of the Class D shares, and subsequently redeem the Money Market Fund shares, you may pay a CDSC. You may exchange back into Class D shares of the Balanced Fund at any time, but in this case the time your investment was in the Money Market Fund will not count toward the time for conversion to Class A shares of the Balanced Fund, or for reduction or elimination of the CDSC.

Payments to Dealers. For sales of Class D shares of the Balanced Fund, Sentinel Financial intends to make payments to selling broker-dealers, at the time you purchase Class D shares, of amounts equal to 6% of the aggregate purchase amount. If a selling broker-dealer has entered into agreements required by Sentinel Financial, Sentinel Financial may pay annualized commissions in advance with respect to Class D accounts which are set up to make, and are expected to make monthly automated additional purchases.

WAIVER OR REDUCTION OF A CDSC

A CDSC will be waived in the following situations if you notify us at the time of redemption that a waiver applies:

     1. Redemptions of shares you acquire from the reinvestment of income distributions and/or capital gains distributions;

     2. Redemptions from your account (including when you own the shares as joint tenant with your spouse) following your death, or from the account of a trust whose primary income beneficiary has died, if the redemption occurs within one year of your death or the beneficiary's death;

     3. Redemptions from qualified retirement accounts taken in equal or substantially equal periodic payments not to exceed life, or joint life expectency and not otherwise subject to the 10% penalty tax for early withdrawal of Code section 72(t);

     4. Redemptions that occur as a result of a loan taken from an account established as a retirement plan account for an employee of a tax-exempt organization under section 403(b)(7) of the Code;

     5. Redemptions in amounts up to 10% annually of the account's then current net asset value. Note that in the case of Class D shares, this amount is up to 8% annually instead of up to 10% annually). Note also that to establish a Systematic Withdrawal Plan during the period a CDSC will apply, Plan redemptions must be calculated based upon a percentage of the account's net asset value, rather than a fixed dollar amount; and

     6. For Class B share 401(k) plans administered by BYSIS, redemptions resulting from the termination of a participant's participation in the plan.

Sentinel Financial may require documentation to show a waiver applies, such as certifications by plan administrators, applicable tax forms, or death certificates. The waiver provisions will not apply to Class B shares initially invested in the Money Market Fund as part of the program described on page __.

No CDSC will apply to Class B, Class C or Class D share accounts owned by affiliates of Sentinel Advisors, if Sentinel Financial has not paid an initial commission to a selling dealer.

OTHER MATTERS RELATING TO DISTRIBUTION OF FUND SHARES

Equity Services, Inc., 1717 Capital Management Company, Janney Montgomery Scott, Inc., and Hornor, Townsend & Kent, Inc., which are wholly-owned subsidiaries of the partners of Sentinel Advisors, receive a dealer reallowance equal to the entire sales charge on their sales of Fund shares. As a result, they may be considered underwriters of the Funds' shares.

Sentinel Financial will reimburse all broker-dealers who agree with Sentinel Financial to undertake activities designed to specifically promote the Funds, for costs incurred by these broker-dealers in the course of these activities. Sentinel Advisors may consider sales of shares of the Funds in the selection of broker-dealers to execute portfolio transactions for the Funds, as long as commissions paid are no higher than would otherwise be paid and the prices are, in Sentinel Advisors' judgment, the best then available.

How to Buy, Sell, Exchange and Transfer Shares

BUYING SHARES

THERE ARE SEVERAL CONVENIENT WAYS TO BUY SHARES

You may invest in the Funds with only $50 using the Automatic Investment Plan. Otherwise, the minimum initial investment in any Fund is $1,000, except for certain retirement plan accounts. The minimum subsequent investment is $50. We reserve the right to reject any order.

Purchasing Shares by Check

To purchase shares by check, make your check payable to "Sentinel Administrative Service Company" and mail it to Sentinel Administrative Service Company, P. O. Box 1499, Montpelier, VT 05601-1499. To make your initial purchase by check, please also fill out an application (one is attached to this prospectus) and return the application with your check. all checks must be drawn in U.S. dollars on a U.S. bank. The funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date.

Your purchase will be effected on the day when federal funds are made available to a Fund, usually within one business day after Sentinel Service receives the check. We may charge a fee of $25 for each check returned unpaid due to insufficient funds.

Purchasing Shares by Wire

You may purchase shares by wiring federal funds directly to Sentinel Service when the New York Stock Exchange and Federal Reserve banks are open for business.

To make your initial purchase by wire, call our toll-free number noted below and obtain an account number. Complete the application and return it promptly to Sentinel Service.

Your bank may charge you a fee to wire funds. Payments made by wire and received by Sentinel Service on any business day are available to the Fund on the next business day.

Dealer Wire Purchase Orders

As a convenience to shareholders, Sentinel Financial will, acting for the Funds without charge, ordinarily accept orders from dealers who have sales agreements with the Funds for the purchase of shares at the applicable offering price.

Purchasing Shares Online

If you already have an account you may purchase shares of the Funds over the Internet by accessing the Funds' website at www.sentinelfunds.com.

Automatic Investment Plan

This feature affords you the opportunity to dollar-cost average using periodic electronic funds transfer from your bank account to the Fund(s) of your choice.

Telephone Investment Service

This feature enables you to purchase Fund shares via electronic funds transfers from your bank account simply by phoning Sentinel Service.

Government Direct Deposit Privilege

You may purchase Fund shares (minimum of $50.00 per transaction) by having local, state or Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your account. You may deposit as much of the payments as you elect. To enroll in Government Direct Deposit, please contact Sentinel Service.

Payroll Savings Plan

You may purchase Fund shares (minimum of $50.00 per transaction) automatically on a regular basis by having money withheld from your paycheck, if your employer permits this. You may have part or all of your paycheck transferred to your existing Sentinel account electronically each pay period. To establish a Sentinel Payroll Savings Plan account, please contact Sentinel Service.

SELLING SHARES

You may sell your shares back to the Funds at net asset value, less any applicable CDSC, as of the close of business on the day your instructions are received, in good order, prior to 4:00 p.m. on a day that the NYSE is open for business.

YOU  MAY SELL YOUR SHARES IN A NUMBER OF CONVENIENT WAYS

If your shares are held by Sentinel Service, you can sell your shares in the following ways.

By Mail

You may sell your shares by providing Sentinel Service with the appropriate instructions by mail. Your instructions must be signed by the registered owner(s) exactly as the shares are registered. If the proceeds of the redemption exceed $50,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days, the signatures of the registered owner(s) must be guaranteed by an eligible financial institution that meets Sentinel Service's requirements.

Dealer Wire Redemption Orders

For the convenience of shareholders, Sentinel Financial, acting for the Funds without charge, ordinarily accepts orders from dealers who have sales agreements with the Funds for the repurchase of shares based on net asset value, less any applicable CDSC. Brokers are not prohibited from charging for their service onfor these redemptions.

Telephone Redemption

You may redeem up to $1,000,000 from your account each business day by providing instructions to do so over the telephone, by calling Sentinel Service at 1-800-282-FUND(3863). You may request that a check made payable to the registered owners be sent their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $25 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers. You may request a redemption on the Funds' automated voice response system.

Neither the Funds, Sentinel Advisors nor Sentinel Service is responsible for the authenticity of exchange or redemption instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses that take into account the cost of these procedures and the potential risk of loss. In processing telephone exchange or redemption requests, the Funds will use reasonable procedures to confirm that telephone instructions are genuine, and if these procedures are not employed, the Funds may be liable for any resulting losses. These procedures include receiving all calls for telephone redemptions and exchanges on a recorded telephone line, and screening callers through a series of questions regarding specific account information.

You may indicate on your purchase application that you do not wish to have telephone transaction privileges.

Online Redemption

You may also request a redemption over the Internet by accessing the Funds' website at www.sentinelfunds.com.
           ---------------------

By Checkwriting

If you own Class A shares of the High Yield, Bond, New York, Pennsylvania, Tax-Free Income, Government Securities, Short Maturity Government and Money Market Funds, you may sell shares by writing a check against your account. This check writing privilege is free. If you write a check to redeem shares, we normally will not honor the redemption check if those shares have been purchased less than 15 days prior to the date the check is presented to Sentinel Service. Redemptions by checkwriting are taxable transactions.

By Systematic Withdrawals

You may arrange to receive automatic regular withdrawals from your account. Each withdrawal will be a taxable event. You must reinvest dividends and capital gains distributions to use systematic withdrawals. No interest will accrue on amounts represented by uncashed checks sent under a systematic withdrawal plan.

If You Hold Share Certificates

If you are the shareholder of record and have a certificate representing ownership in a Fund, you can redeem your shares by mailing the certificate to Sentinel Administrative Service Company, P. O. Box 1499, Montpelier, VT 05601-1499, with appropriate instructions to redeem. Your instructions should be signed by the registered owner(s) exactly as the shares are registered. The signatures of the registered owner(s) must be guaranteed by an eligible financial institution which meets Sentinel Service's requirements if the proceeds of the redemption exceed $50,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days. We suggest sending certificates by certified mail. You may also redeem share certificates by presenting them in person to Sentinel Service at its office at National Life Drive, Montpelier, Vermont.

Other Information on Redeeming Shares

Normally, Sentinel Service will mail you a check in payment for your shares within seven days after it receives all documents required to process the redemption. We may delay payment during any period in which the right of redemption is suspended or date of payment is postponed because the NYSE is closed, trading on the NYSE is restricted, or the Securities and Exchange Commission deems an emergency to exist. No interest will accrue on amounts represented by uncashed redemption checks.

We may require additional documentation to redeem shares that are registered in the name of a corporation, trust, company retirement plan, agent or fiduciary, or if a shareholder is deceased. We will not honor redemption requests if you have bought the shares by check within 15 days of the redemption request, unless we have confirmed that your check has been cleared for payment.

Distributions from retirement plans may be subject to withholding by the Internal Revenue Service under the Code.

Certain Account Fees

Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate, and/or to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months.

Pension, 401(k) and profit-sharing plans which elect to have individually registered accounts for the benefit of plan participants will be assessed an annual service fee for each participant account, in the amounts shown below.


                                          FEE PER
AVERAGE ACCOUNT VALUE                     PARTICIPATING ACCOUNT
---------------------                     ---------------------

$0 - $1000..................................    $20.00
$1000 - $2999...............................    $10.00
$3000 and over..............................    No fee

This fee will be deducted automatically from each participant account in June of each year unless it is prepaid.

EXCHANGES FROM ONE FUND TO ANOTHER

You may exchange shares of one Fund for shares of the same class of another Fund, without charge, by phoning Sentinel Service or by providing appropriate instructions in writing to Sentinel Service. Initial purchases of less than $1 million of the Short Maturity Government Fund must remain in the account for 90 days before they are eligible for an exchange.

Because Class B shares in the Tax-Free Income, New York, Pennsylvania, Government Securities and Short Maturity Government Funds are not currently offered, holders of Class B shares may not exchange into these Funds. Similarly, because Class C shares of the Mid Cap Growth, Small Company, Bond, Tax-Free Income, New York, Pennsylvania, Government Securities and Short Maturity Government Funds are not currently offered, holders of Class C shares may not exchange into these Funds. Class C shares may be exchanged for Class A shares of the Money Market Fund (but if the Class C shares had not been held for a year before the exchange into the Money Market Fund, a 1.00% CDSC may apply if the Money

Market Fund shares are then redeemed). The Money Market Fund shares may be exchanged back into Class C shares at any time.

Holders of Class D shares of the Balanced Fund may not make exchanges into other Funds, except that Class D shares may be exchanged for Class A shares of the Money Market Fund. The Money Market Fund shares may be exchanged back into Class D shares of the Balanced Fund at any time. If these Money Market Fund shares are subsequently redeemed, however, we will assess a CDSC in the amount which would have applied to the Class D shares of the Balanced Fund on the date of the exchange into the Money Market Fund.

Funds are only available for exchange for residents of states in which these Funds are registered. If you initially buy Class A shares in the Money Market Fund, you may not exchange into other Funds without being treated as an initial purchaser of the other Fund's shares. Holding periods for shares which have been exchanged for the currently held shares will be included in the holding period of the current shares, except that time in the Money Market Fund will not count toward the holding period necessary to reduce or eliminate any applicable CDSC, or to be converted into Class A shares. The normal minimum account sizes apply to new accounts opened by exchange.

New purchases must remain in an account for 15 days before they can be exchanged to another Fund. The Funds disclaim liability for unauthorized telephone instructions under the same policy that applies to telephone redemption
instructions, discussed on page    .  We currently do not limit the number of
times you may exercise the exchange privilege. We may modify or terminate the exchange privilege in accordance with the rules of the Securities and Exchange Commission (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).

You may also set up your account to exchange automatically a specified number or dollar-value of shares in one of the Funds into shares of the same class in another Fund at regular intervals.

TRANSFERS OF OWNERSHIP OF SHARES

When you need to change ownership of your shares or change the name on an account, a Sentinel Service representative will assist you.

How the Funds Are Priced

HOW THE VALUE OF FUND SHARES IS DETERMINED

Net asset value for each Fund is calculated once each business day at 4:00 p.m., Eastern Time, and becomes effective immediately upon its determination. The net asset value per share is computed by dividing the total value of the assets of each Fund, less its liabilities, by the total number of each Fund's outstanding shares. The Funds' investments are valued as shown below:

   . Equity securities are valued at the latest transaction prices on the principal stock exchanges on which they are traded.

   . Unlisted and listed securities for which there were no sales during the day are valued at the mean between the latest available bid and asked prices.

   . Fixed-income securities are valued daily on the basis of valuations furnished by an independent pricing service.

   . Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

   . Exchange-traded options are valued at the last sale price unless there is no timely sale price, in which event current prices provided by market makers are used.

The Money Market Fund's assets are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class B, Class C or Class D shares, reflecting the higher daily expense accruals of Class B, Class C and Class D shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions. Dividends and distributions will differ by the appropriate amount of the expense accrual differences between the classes.

Dividends, Capital Gains and Taxes

The Funds distribute their net investment income as follows:


WHEN THE FUNDS PAY DIVIDENDS

FUND                                       DIVIDENDS PAID
----                                       --------------

Mid Cap Growth Fund......................... Annually
Small Company Fund.......................... Annually
World Fund.................................. Annually
Common Stock Fund........................... Quarterly
Balanced Fund............................... Quarterly
High Yield Fund............................. Monthly
Bond Fund................................... Monthly
Government Securities Fund.................. Monthly
Short Maturity Government Fund.............. Monthly
Tax-Free Income Fund........................ Monthly
New York Tax-Free Income Fund............... Monthly
Pennsylvania Tax-Free Trust................. Monthly

The Money Market Fund's net income is determined as of the close of business, 4:00 p.m. Eastern Time, on each day the NYSE is open. The Fund declares dividends of all of its daily net income to shareholders of record as of the close of business the preceding business day. Dividends are declared and accrued each day the NYSE is open and are payable monthly. The amount of the dividend may fluctuate daily and dividends will not be paid on days when net realized losses on securities in the portfolio or expenses exceed the Fund's income.

Distributions of any net realized capital gains for a fiscal year are paid in December, following the November 30th fiscal year-end.

You may elect to receive all or any part of your dividends and/or capital gains distributions in cash, shares of your Fund, or shares of another Fund of the same class. Unless you elect otherwise, your dividends will be reinvested in shares of the same Fund. Any dividend or distribution of less than $10.00 must be reinvested. If you elect to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

You will pay tax on dividends and capital gains distributions from the Funds whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another Fund, any gain or the transaction may be subject to tax. Except for the Tax-Free Income, New York and Pennsylvania Funds, the Funds intend to make distributions that will be taxed either as ordinary income or capital gains.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Funds' ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the World Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. You may be able to claim a credit or deduction with respect to such taxes if certain requirements are met.

By law, the Funds must withhold 31% of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

New York, Pennsylvania and Tax-Free Income Funds

Each of the New York, Pennsylvania and Tax-Free Income Funds intends to invest a sufficient portion of its assets in municipal bonds and notes to qualify to pay "exempt-interest dividends" to shareholders. These exempt-interest dividends are generally not subject to federal income tax. However, these Funds may invest portions of their assets in investments which generate income that is not exempt for federal income tax. Most of the income from the Tax-Free Income Fund will be subject to any state income tax to which you are subject. Any capital gains distributed by the these Funds will normally be taxable as capital gains. In addition, gain from the sale of municipal bonds purchased at a market discount will be treated as ordinary income for federal income tax purposes rather than capital gain. This rule may increase the amount of ordinary income dividends you receive.

Distributions from the New York Fund which are attributable to interest income received from New York municipal bonds also will be exempt from New York State and New York City personal income tax. Distributions from the Pennsylvania Fund which are attributable to interest income received from Pennsylvania municipal bonds also will be exempt from Pennsylvania personal income tax.

Distributions from the Pennsylvania Fund will be exempt from the Philadelphia School District investment income tax for individual residents of the City of Philadelphia if they are attributable to interest received from Pennsylvania municipal bonds or from qualifying U.S. government obligations, or if they are capital gain dividends for federal income tax purposes. Shares of the Pennsylvania Fund will be exempt from Pennsylvania county personal property tax to the extent Pennsylvania Fund holds Pennsylvania municipal bonds and qualifying U.S. government obligations on the annual assessment date.

If the New York and Pennsylvania Funds invest in investments other than New York municipal bonds and Pennsylvania municipal bonds, respectively, a portion of their income distributions may be subject to state and local taxes, and possibly federal income tax. The Funds will inform shareholders annually as to the portions of their distributions which are exempt-interest dividends and which are exempt from state and local income taxes.

This section summarizes some of the consequences under current federal tax law and relevant state and local tax laws of investments in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of investments in the Funds under all applicable tax laws.

Management of the Funds

INVESCO ACTS AS SUBADVISOR TO THE WORLD FUND

EVERGREEN ACTS AS SUBADVISOR TO THE HIGH YIELD FUND

Sentinel Advisors Company manages the Funds' investments and their business operations under the overall supervision of the Board of Directors of Sentinel Group Funds, Inc. (for all Funds except the Pennsylvania Fund) and the Board of Trustees of Sentinel Pennsylvania Tax-Free Trust. Sentinel Advisors has the responsibility for making all investment decisions for the Funds, except where it has retained a subadvisor to make the investment decisions for a Fund. Sentinel Advisors has retained INVESCO Capital Management, Inc. as the subadvisor to manage the investments of the World Fund, and Evergreen Investment Management Company as the subadvisor to manage the investments of the High Yield Fund. Sentinel Advisors is a partnership of affiliates of three major insurance companies, National Life Insurance Company, Provident Life Insurance Company, and Penn Mutual Life Insurance Company. Its principal business address is National Life Drive, Montpelier, Vermont 05604. INVESCO is located at 1315 Peachtree Street, Atlanta, Georgia 30309. Evergreen is located at 200 Berkeley Street, Boston, Massachusetts 02116.

The Funds' investment advisory contracts call for the Funds to pay Sentinel Advisors fees, which were, for the fiscal year ended November 30, 1998, equal to the following percentages of the Funds' average daily net assets:

Common Stock Fund ..................................... 0.55%
Balanced Fund.......................................... 0.61%
Growth Fund............................................ 0.61%
Small Company Fund..................................... 0.61%
World Fund............................................. 0.61%
High Yield Bond Fund .................................. 0.75%
Bond Fund.............................................. 0.53%
Government Securities Fund............................. 0.53%
Short Maturity Government Fund......................... 0.53%
U.S. Treasury Money Market Fund ....................... 0.40%
Tax-Free Income Fund................................... 0.53%
New York Tax-Free Income Fund.......................... 0.53%
Pennsylvania Tax-Free Trust ........................... 0.55%

Sentinel Advisors currently waives all or a portion of its advisory fees for some of the Funds. The effective advisory fee rates (as a percentage of each Fund's average daily net assets) that these Funds paid in the fiscal year ended November 30, 1998, after taking these waivers into account, were as follows:

Bond Fund ............................................. 0.35%
Government Securities Fund ............................ 0.45%
Short Maturity Government Fund ........................ 0.23%
Tax-Free Income Fund .................................. 0.35%

New York Tax-Free Income Fund ......................    0%
Pennsylvania Tax-Free Trust ........................ 0.01%

Portfolio Managers

Sentinel Advisors employs a team approach in managing the Funds. The management teams are comprised of a lead portfolio manager, other portfolio managers and research analysts. Each team includes members with one or more areas of expertise and shares the responsibility for providing ideas, information and knowledge in managing the Funds. Rodney A. Buck, the Chief Executive Officer of Sentinel Advisors, is also Chairman and Chief Executive Officer of National Life Investment Management Company, Inc., and Senior Vice President and Chief Investment Officer of National Life. Mr. Buck has been employed by Sentinel Advisors or its affiliates since 1972. There are three investment management teams: an Equity Value Team, headed by Daniel J. Manion, Vice President of Sentinel Advisors; an Equity Growth Team, headed by Robert
L. Lee, Senior Vice President of Sentinel Advisors; and a Fixed Income Team, headed by David M. Brownlee, Senior Vice President of Sentinel Advisors.

Each of Messrs. Buck, Lee, Brownlee and Manion is a Chartered Financial Analyst. Mr. Lee, Mr. Brownlee and Mr. Manion have each been associated with Sentinel Advisors since 1993.

The Common Stock Fund is managed by Mr. Manion. Mr. Manion has been a member of the Common Stock Fund management team since 1994. Mr. Lee has been the portfolio manager for the Growth Fund since November, 1993. The Small Company Fund is managed by Scott T. Brayman, Vice President of Sentinel Advisors, and Mr. Lee. Mr. Brayman is a Chartered Financial Analyst, and has been with Sentinel Advisors since 1995. He has been involved with the Small Company Fund since he joined Sentinel Advisors. Prior to joining Sentinel Advisors, he was associated with Argyle Capital Management, Inc.

The Balanced Fund is managed by a team consisting of Mr. Buck, Mr. Manion and Richard D. Temple, Vice President of Sentinel Advisors. Mr. Buck has been the Fund's lead portfolio manager since 1982. Mr. Temple is a fixed-income portfolio manager who has been employed by Sentinel Advisors or its affiliates since 1969.

The portfolio managers for the Bond Fund are Mr. Temple and William C. Kane, Vice President of Sentinel Advisors. Mr. Temple has been the lead portfolio manager for the Bond Fund since 1985. Mr. Kane is a Chartered Financial Analyst, and has been employed by Sentinel Advisors or its affiliates since 1992. The portfolio manager of the Government Securities and Short Maturity Government Funds is Mr. Brownlee. The portfolio manager of the Tax-Free Income, New York and Pennsylvania Funds is Kenneth J. Hart, Vice President of Sentinel Advisors. Mr. Hart has been with Sentinel Advisors or its affiliates since 1990. The portfolio managers of the Money Market Fund are Mr. Temple and Darlene Coppola, Money Market Trader of Sentinel Advisors. Ms. Coppola has been employed by Sentinel Advisors or its affiliates since 1974.

Erik B. Granade, International Equity Portfolio Manager of INVESCO, has been the lead manager of the World Fund since June 1994. Michele T. Garren has been the Fund's co-manager since September, 1997. Mr. Granade is a Chartered Financial Analyst. He was associated with Cashman Farrell and Associates from June, 1994 to March 31, 1996, when he moved to INVESCO. Prior to June, 1994 he was an International Portfolio Manager with Provident Capital Management, Inc. Ms. Garren is a Chartered Financial Analyst. She was associated with AIG Global Investment Corp from August, 1993 to July, 1996.

The portfolio manager for the High Yield Fund is Prescott B. Crocker, Senior Vice President and Group Head of Corporate Fixed Income at Evergreen. Mr. Crocker is a Chartered Financial Analyst, and has been the High Yield Fund's portfolio manager since its inception on June 20, 1997. Mr. Crocker joined Evergreen in February, 1997. Prior to that he was President of Boston Security Counselors, the investment management subsidiary of the brokerage firm Advest Co. Inc. He had joined Boston Security Counselors in November of 1993 as Senior Vice President- Fixed Income, where he managed among others the Advest Advantage series High Yield Trust. Upon the sale of the Advest Advantage funds to Northstar Investment Management Co. in July of 1995, Mr. Crocker joined that company as Fund Manager. He returned to Boston Security Counselors in August of 1996 as President.

Year 2000 Issues. Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the year 2000 from the year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Funds could be adversely affected if the computer systems used by Sentinel Advisors and Sentinel Service do not properly address this problem prior to January 1, 2000. Sentinel Service and its parent companies are currently analyzing these issues and are in the process of implementing the systems modifications necessary to prepare for the year 2000. Currently neither Sentinel Service nor Sentinel Advisors expects that the transition to the 21/st/ century will have any material impact on its ability to continue to service the Funds at current levels. In addition, Sentinel Service and Sentinel Advisors have sought assurances from the Funds' other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the year 2000, and Sentinel Service and Sentinel Advisors will continue to monitor the situation. At this time, however, no assurance can be given that the Funds' other service providers have anticipated every step necessary to avoid any adverse effect on the Funds attributable to the Year 2000 Problem. The Year 2000 Problem could also have a negative impact on the companies in which the Funds invest, and this could hurt the Funds' investment returns.

Financial Highlights
--------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years, or for the period of the Fund's operations, in the case of the High Yield, Short Maturity Government, and New York Funds. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, are included in the Funds' Annual Report to Shareholders, which is available upon request.


----------------------------------------------------------------------------------------------------------------------------------
                         Income From Investment Operations                                            Less Distributions
----------------------------------------------------------------------------------------------------------------------------------

                                                           NET GAINS OR
                                                             LOSSES ON
                      FISCAL     NET ASSET      NET      SECURITIES (BOTH                 DIVIDENDS
                       YEAR       VALUE,    INVESTMENT       REALIZED       TOTAL FROM    (FROM NET   DISTRIBUTIONS    TOTAL
                      (PERIOD    BEGINNING    INCOME            AND         INVESTMENT   INVESTMENT   (FROM CAPITAL   DISTRI-
FUND                  ENDED)     OF PERIOD    (LOSS)        UNREALIZED)     OPERATIONS     INCOME)        GAINS)      BUTIONS
------------------  -----------  ---------  -----------  -----------------  -----------  -----------  --------------  -------
Common              11/30/94        $29.63      $ 0.83        $(1.35)        $(0.52)       $0.80         $0.06        $0.86
Stock - A           11/30/95         28.25        0.72          8.09           8.81         0.74          1.11         1.85
                    11/30/96         35.21        0.59          8.18           8.77         0.61          2.77         3.38
                    11/30/97         40.60        0.57          7.03           7.60         0.57          3.54         4.11
                    11/30/98         44.09        0.42          5.19           5.61         0.45          4.69         5.14

Balanced -          11/30/94        $15.27      $ 0.58        $(1.12)        $(0.54)       $0.56         $0.09        $0.65
A                   11/30/95         14.08        0.58          2.78           3.36         0.59          0.01         0.60
                    11/30/96         16.84        0.54          2.13           2.67         0.54          0.42         0.96
                    11/30/97         18.55        0.56          2.18           2.74         0.55          0.45         1.00
                    11/30/98         20.29        0.54          1.76           2.30         0.55          1.16         1.71

Mid Cap             11/30/94        $17.51      $ 0.05        $(0.92)        $(0.87)       $0.03         $0.46        $0.49
Growth  A           11/30/95         16.15        0.07          3.33           3.40         0.05          2.57         2.62
                    11/30/96         16.93        0.03          3.23           3.26         0.07          2.55         2.62
                    11/30/97         17.57       (0.02)         4.00           3.98         0.02          2.80         2.82
                    11/30/98         18.73       (0.03)         1.08           1.05          ---          5.13         5.13

Small               11/30/94        $ 6.87      $(0.04)       $ 0.18         $ 0.14        $ ---         $1.48        $1.48
Company- A          11/30/95          5.53        0.02          0.56           0.58          ---          0.91         0.91
                    11/30/96          5.20        0.01          0.95           0.96         0.03          0.96         0.99
                    11/30/97          5.17        0.02          1.16           1.18         0.01          0.04         0.05
                    11/30/98          6.30         ---          0.14           0.14         0.02          0.75         0.77

World - A           11/30/94        $11.86      $ 0.08        $ 0.89         $ 0.97        $0.03         $0.06        $0.09
                    11/30/95         12.74        0.14          1.14           1.28         0.09          0.15         0.24
                    11/30/96         13.78        0.12          1.99           2.11         0.13          0.07         0.20
                    11/30/97         15.69        0.11          1.80           1.91         0.11          0.24         0.35
                    11/30/98         17.25        0.18          1.52           1.70         0.12          0.64         0.76

High Yield          5 Mo. To
- A                 11/30/97(C)     $10.00      $ 0.32        $ 0.41         $ 0.73        $0.32        $ ---        $0.32
                    11/30/98         10.41        0.87         (0.58)          0.29         0.86          0.09        0.95

Bond - A            11/30/94          6.90        0.39         (0.70)         (0.31)       $0.39         $0.35        $0.74
                    11/30/95          5.85        0.42          0.64           1.06         0.42           ---         0.42
                    11/30/96          6.49        0.41         (0.14)          0.27         0.41           ---         0.41
                    11/30/97          6.35        0.40          0.01           0.41         0.40           ---         0.40
                    11/30/98          6.36        0.40          0.09           0.49         0.40           ---         0.40

Government          11/30/94        $10.45       $0.59        $(1.04)        $(0.45)       $0.58         $0.11        $0.69
Securities          11/30/95          9.31        0.63          0.99           1.62         0.63           ---         0.63
                    11/30/96         10.30        0.61         (0.30)          0.31         0.61           ---         0.61
                    11/30/97         10.00        0.59          0.09           0.68         0.59           ---         0.59
                    11/30/98         10.09        0.61          0.37           0.98         0.61           ---         0.61

----------------------------------------------------------------------------------------------------------------------------------
                                                         Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         RATIO OF NET
                                                                                                          INVESTMENT
                                                                              RATIO OF                     INCOME TO
                                                                             EXPENSES TO       RATIO       AVG. NET
                      NET ASSET             NET ASSETS AT     RATIO OF       AVERAGE NET      OF NET     ASSETS BEFORE
                       VALUE,      TOTAL        END OF       EXPENSES TO    ASSETS BEFORE    INCOME TO   VOLUNTARY EX-   PORTFOLIO
                       END OF     RETURN*    PERIOD (000     AVERAGE NET       EXPENSE       AVG. NET    PENSE REIM--    TURNOVER
FUND                   PERIOD       (%)        OMITTED)      ASSETS (%)    REDUCTION**(%)   ASSETS (%)    BURSEMENTS     RATE  (%)
--------------------  ---------  ---------  --------------  -------------  ---------------  -----------  -------------  -----------
Common                   $28.25     (1.8)      $  839,335          1.02             1.02         2.82             ----         15
Stock - A                 35.21     32.8        1,057,944          1.09             1.10         2.29             ----         22
                          40.60     27.2        1,306,592          1.06             1.07         1.64             ----         22
                          44.09     20.9        1,509,999          1.04             1.05         1.41             ----         24
                          44.56     14.3        1,610,630          1.01             1.02         0.98             ----         28

Balanced -               $14.08     (3.6)      $  226,328          1.21             1.21         3.97             ----         66
A                         16.84     24.4          267,103          1.27             1.29         3.77             ----        110
                          18.55     16.6          297,288          1.20             1.22         3.13             ----         83
                          20.29     15.4          314,948          1.16             1.17         2.93             ----         63
                          20.88     12.2          330,067          1.12             1.13         2.69             ----         81

Mid Cap                  $16.15     (5.1)      $   50,447          1.43             1.43         0.30             ----         58
Growth  A                 16.93     24.9           60,446          1.50             1.54         0.42             ----         84
                          17.57     22.6           69,816          1.40             1.43         0.16             ----         98
                          18.73     27.3           88,184          1.29             1.32        (0.15)            ----        161
                          14.65      8.3           97,895          1.26             1.29        (0.23)            ----         97

Small                    $ 5.53      2.0       $   88,420          1.58             1.58        (0.74)            ----         46
Company- A                 5.20     12.2           89,321          1.56             1.60         0.26             ----         79
                           5.17     22.0           99,393          1.47             1.51         0.23             ----         60
                           6.30     23.0          115,532          1.34             1.36         0.38             ----         45
                           5.67      2.7          109,598          1.31             1.33        (0.07)            ----         45

World - A                 12.74      8.2       $   41,970          1.58             1.58         0.62             ----         30
                          13.78     10.2           47,702          1.56             1.63         0.79             ----         32
                          15.69     15.5           71,458          1.43             1.48         0.94             ----         14
                          17.25     12.5           89,740          1.29             1.32         1.14             ----         21
                          18.19     10.3          100,790          1.24             1.26         1.18             ----         12

High Yield- A            $10.41      7.3#      $   11,084          1.20+            1.26+        7.80+            ----        133
                           9.75      2.7           31,120          1.26             1.28         8.42             ----        139

Bond - A                   5.85     (4.9)      $   80,487          0.98             0.98         6.34             6.34        133
                           6.49     18.8          108,755          0.99             1.03         6.81             6.81        237
                           6.35      4.5           99,408          0.98             1.00         6.46             6.46        176
                           6.36      6.7           88,756          0.97             0.99         6.37             6.37        130
                           6.45      8.0           91,297          0.77             0.95         6.26             6.11        147

Government               $ 9.31     (4.5)      $  104,457          1.00             1.00         5.95             5.95        149
Securities - A            10.30     17.9          108,100          1.03             1.04         6.50             6.50        367
                          10.00      3.2           92,299          1.00             1.01         6.18             6.18        614
                          10.09      7.2           75,810          0.98             0.99         6.15             6.15        249
                          10.46     10.0           76,498          0.91             0.99         6.02             5.94        355

                                                              Less Distributions
--------------------------------------------------------------------------------

                                                                   NET GAINS OR
                                                                   LOSSES ON
                      FISCAL         NET ASSET     NET             SECURITIES (BOTH             DIVIDENDS
                      YEAR           VALUE,        INVESTMENT      REALIZED         TOTAL FROM  (FROM NET   DISTRIBUTIONS   TOTAL
                      (PERIOD        BEGINNING     INCOME          AND              INVESTMENT  INVESTMENT  (FROM CAPITAL   DISTRI-
FUND                  ENDED)         of PERIOD     (LOSS)          UNREALIZED)      OPERATIONS  INCOME)     GAINS)          BUTIONS
----                  ------         ---------     ------          -----------      ----------  -------     ------          -------
Short                 8 Mo. to
Maturity              11/30/95 (A)    $ 9.64        $ 0.40          $ 0.20           $ 0.60      $ 0.40        $  ---       $ 0.40
Gov't. - A            11/30/96          9.84          0.57           (0.03)            0.54        0.57           ---         0.57
                      11/30/97          9.81          0.56            0.01             0.57        0.56           ---         0.56
                      11/30/98          9.82          0.57            0.06             0.63        0.57           ---         0.57

Money                 11/30/94        $ 1.00        $ 0.03          $  ---           $ 0.03      $ 0.03        $  ---       $ 0.03
Market - A            11/30/95          1.00          0.05             ---             0.05        0.05           ---         0.05
                      11/30/96          1.00          0.04             ---             0.04        0.04           ---         0.04
                      11/30/97          1.00          0.04             ---             0.04        0.04           ---         0.04
                      11/30/98          1.00          0.04             ---             0.04        0.04           ---         0.04

Tax-Free - A          11/30/94        $13.81        $ 0.68          $(1.34)          $(0.66)     $ 0.68        $ 0.12       $ 0.80
                      11/30/95         12.35          0.67            1.27             1.94        0.67           ---         0.67
                      11/30/96         13.62          0.65           (0.09)            0.56        0.65           ---         0.65
                      11/30/97         13.53          0.65            0.24             0.89        0.65          0.13         0.78
                      11/30/98         13.64          0.65            0.33             0.98        0.65          0.19         0.84

New York - A          8 Mo. to
                      11/30/95(A)     $11.19        $ 0.36          $ 0.53           $ 0.89      $ 0.36        $  ---       $ 0.36
                      11/30/96         11.72          0.53             ---             0.53        0.53           ---         0.53
                      11/30/97         11.72          0.60            0.25             0.85        0.60          0.09         0.69
                      11/30/98         11.88          0.62            0.34             0.96        0.62          0.03         0.65

Pennsyl-              11/30/94        $13.57        $ 0.64          $(1.28)          $(0.64)     $ 0.64        $  ---       $ 0.64
vania                 11/30/95         12.29          0.66            1.11             1.77        0.66           ---         0.66
- A                   11/30/96         13.40          0.66           (0.03)            0.63        0.66          0.08         0.74
                      11/30/97         13.29          0.64            0.13             0.77        0.64          0.08         0.72
                      11/30/98         13.34          0.63            0.26             0.89        0.63          0.12         0.75

Common                8 Mo. To
Stock - B             11/30/96(B)     $35.43        $ 0.22          $ 5.05           $ 5.27      $ 0.13        $  ---       $ 0.13
                      11/30/97         40.57          0.27            6.99             7.26        0.26          3.54         3.80
                      11/30/98         44.03          0.07            5.19             5.26        0.13          4.69         4.82

Balanced - B          8 Mo. To
                      11/30/96(B)     $17.09        $ 0.26          $ 1.37           $ 1.63      $ 0.14        $  ---       $ 0.14
                      11/30/97         18.58          0.42            2.18             2.60        0.41          0.45         0.86
                      11/30/98         20.32          0.38            1.77             2.15        0.40          1.16         1.56

Mid Cap               11 Mo. to
Growth - B            11/30/98(E)     $13.08        $(0.17)         $ 1.61           $ 1.44      $  ---        $  ---       $  ---

Small                 8 Mo. To
Company - B           11/30/96(B)     $ 4.82        $(0.03)         $ 0.33           $ 0.30      $  ---        $  ---       $  ---
                      11/30/97          5.12         (0.03)           1.13             1.10         ---          0.04         0.04
                      11/30/98          6.18         (0.03)           0.11             0.08         ---          0.75         0.75

World - B             8 Mo. to
                      11/30/96(B)     $14.49        $(0.08)         $ 1.17           $ 1.09      $  ---        $  ---       $  ---
                      11/30/97         15.58          0.01            1.74             1.75        0.04          0.24         0.28
                      11/30/98         17.05          0.04            1.47             1.51         ---          0.64         0.64

                                                                                                            RATIO OF NET
                                                                                                            INVESTMENT
                                                                              RATIO OF                      INCOME TO
                                                                              EXPENSES TO     RATIO         AVG. NET
                        NET ASSET               NET ASSETS AT    RATIO OF     AVERAGE NET     OF NET        ASSETS BEFORE
                        VALUE,      TOTAL       END OF           EXPENSES TO  ASSETS BEFORE   INCOME TO     VOLUNTARY EX-
PORTFOLIO
                        END OF      RETURN*     PERIOD (000      AVERAGE NET  EXPENSE         AVG. NET      PENSE REIM-    TURNOVER
FUND                    PERIOD      (%)         OMITTED)         ASSETS (%)   REDUCTION**(%)  ASSETS (%)    BURSEMENTS     RATE (%)
----                    ------      ---         --------         ----------   --------------  ----------    ----------     -------
Short Maturity          $ 9.84       6.3#        $ 28,417          1.00+          1.38+         6.07+           5.76           58
Gov't. - A                9.81       5.6           36,474          1.00           1.20          6.09            5.93          120
                          9.82       6.0           45,044          1.00           1.18          6.20            6.14           61
                          9.88       6.6           68,346          0.82           1.12          6.04            5.76          229

Money                   $ 1.00       3.1         $ 75,301          0.81           0.81          3.01            ----         ----
Market - A                1.00       5.0           80,664          0.81           0.82          4.83            ----         ----
                          1.00       4.6           80,804          0.78           0.78          4.38            ----         ----
                          1.00       4.6           85,911          0.76           0.77          4.46            ----         ----
                          1.00       4.6           98,115          0.72           0.73          4.47            ----         ----

Tax-Free - A            $12.35      (5.1)        $ 99,935          0.75           0.94          5.11            4.92           92
                         13.62      16.0          110,506          0.90           0.99          5.06            5.00          112
                         13.53       4.3           99,967          0.94           0.97          4.86            4.86          112
                         13.64       6.9           87,935          0.91           0.95          4.84            4.84           47
                         13.78       7.4           88,683          0.74           0.92          4.77            4.59           37

New York - A            $11.72       8.1#         $ 5,332          1.22+          1.29+         4.60+           4.60+          32
                         11.72       4.8            5,749          1.04           1.10          4.65            4.65           48
                         11.88       7.7            7,704          0.30           1.09          5.31            4.57           21
                         12.19       8.3           11,978          ----           1.01          5.17            4.19            6

Pennsyl-                $12.29      (4.9)        $ 31,172          1.30           1.30          4.84            4.84           56
vania - A                13.40      14.8           34,975          0.97           1.36          5.14            4.78           80
                         13.29       5.0           35,545          0.75           1.37          5.07            4.48           56
                         13.34       6.1           34,844          0.85           1.34          4.86            4.41           28
                         13.48       6.9           34,720          0.77           1.31          4.65            4.14           50

Common                  $40.57      14.9#        $ 27,257          1.91+          1.92+         0.80+           ----           22
Stock - B                44.03      19.9           77,299          1.79           1.80          0.66            ----           24
                         44.47      13.4          129,966          1.81           1.81          0.19            ----           28

Balanced - B            $18.58       9.6#        $ 10,948          2.12+          2.13+         2.21+           ----           83
                         20.32      14.6           26,593          1.88           1.89          2.21            ----           63
                         20.91      11.3           46,946          1.89           1.90          1.91            ----           81

Mid Cap Growth - B      $14.52      11.0#           3,841          2.27+          2.29+        (1.24)+          ----           97


Small                   $ 5.12       6.2#        $  1,943          2.62+          2.64+        (0.91)+          ----           60
Company - B               6.18      21.6            7,656          2.35           2.36         (0.62)           ----           45
                          5.51       1.7           12,103          2.24           2.25         (1.00)           ----           45

World - B               $15.58       7.5#        $  3,188          2.56+          2.59+        (0.19)+          ----           14
                         17.05      11.5           10,121          2.16           2.18          0.23            ----           21
                         17.92       9.2           18,163          2.23           2.25          0.19            ----           12

------------------------------------------------------------------------------------------------------------------------------------

   Income From Investment Operations                                                                         Less Distributions
====================================================================================================================================

                                                          NET GAINS OR
                                                          LOSSES ON
                    FISCAL       NET ASSET  NET           SECURITIES (BOTH                 DIVIDENDS
                    YEAR         VALUE,     INVESTMENT    REALIZED           TOTAL FROM    (FROM NET    DISTRIBUTIONS   TOTAL
                    (PERIOD      BEGINNING  INCOME        AND                INVESTMENT    INVESTMENT   (FROM CAPITAL   DISTRI-
FUND                ENDED)       OF PERIOD  (LOSS)        UNREALIZED)        OPERATIONS    INCOME)      GAINS)          BUTIONS
-----               ----------   ---------  ----------    -----------------  ----------    -----------  -------------   -------
High Yield          5 Mo. To
- B                 11/30/97(C)  $10.00     $ 0.32         $  0.39           $ 0.71        $0.31        $ ---           $0.31
                    11/30/98      10.40       0.84           (0.57)            0.27         0.84         0.09            0.93

Bond - B            8 Mo. To
                    11/30/96(B)  $ 6.30     $ 0.21         $  0.06           $ 0.27        $0.21        $ ---           $0.21
                    11/30/97       6.36       0.34            0.02             0.36         0.34          ---            0.34
                    11/30/98       6.38       0.34            0.08             0.42         0.34          ---            0.34

Money               8 Mo. To
Market - B          11/30/96(B)  $ 1.00     $ 0.03         $   ---           $ 0.03        $0.03        $ ---           $0.03
                    11/30/97       1.00       0.05             ---             0.05         0.05          ---            0.05
                    11/30/98       1.00       0.04             ---             0.04         0.04          ---            0.04

Common Stock - C    7 mo. to
                    11/30/98(D)  $45.23     $ 0.06         $ (0.71)          $(0.65)       $0.03        $ ---           $0.03


Balanced - C        7 mo. to
                    11/30/98(D)  $20.87     $ 0.20         $ (0.01)          $ 0.19        $0.16        $ ---           $0.16


World - C           7 mo. to
                    11/30/98(D)  $19.57     $(0.02)        $ (1.50)          $(1.52)       $ ---        $ ---           $ ---


High Yield - C      7 mo. to
                    11/30/98(D)  $10.70     $ 0.41         $ (0.91)          $(0.50)       $0.45        $ ---           $0.45
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
====================================================================================================================================

                                                                                                        INVESTMENT
                                                                          RATIO OF                      INCOME TO
                                                                          EXPENSES TO      RATIO        AVG. NET
                     NET ASSET             NET ASSETS AT   RATIO OF       AVERAGE NET      OF NET       ASSETS BEFORE
                     VALUE,     TOTAL      END OF          EXPENSES TO    ASSETS BEFORE    INCOME TO    VOLUNTARY EX-  PORTFOLIO
                     END OF     RETURN*    PERIOD (000     AVERAGE NET    EXPENSE          AVG. NET     PENSE REIM--   TURNOVER
FUND                 PERIOD     (%)        OMITTED)        ASSETS (%)     REDUCTION**(%)   ASSETS (%)   BURSEMENTS     RATE  (%)
----                 ---------  -------    -------------   -----------    -------------    ---------    -------------  ---------
High Yield -B           $10.40      7.2#        $ 33,808          1.30+            1.34+        7.70+            ----      133
                          9.74      2.4           55,911          1.49             1.52         8.19             ----      139

Bond - B                $ 6.36      4.5#        $  4,714          2.16+            2.18+        5.28+            5.28+     176
                          6.38      5.9            8,115          1.87             1.90         5.46             5.46      130
                          6.46      6.8           16,601          1.64             1.84         5.40             5.22      147

Money                   $ 1.00      3.0#        $  3,160          0.76+            0.77+        4.40+            ----      ---
Market - B                1.00      4.7            3,434          0.73             0.73         4.50             ----      ---
                          1.00      4.5            4,422          0.77             0.78         4.42             ----      ---

Common Stock - C        $44.55     (1.4)#       $  5,358          1.92+            1.92+        0.08+            ----       28


Balanced - C            $20.90      0.9#        $  1,523          2.17+            2.18+        1.63+            ----       81


World - C
                        $18.05     (7.8)#       $  1,013          2.20+            2.21+        0.23+            ----       12

High Yield -
Yield - C               $ 9.75     (4.7)#       $  1,956          2.05+            2.06+        7.63+            ----      139

_____________________________________________________________
(A)  Commenced operations March 27, 1995.
(B)  Commenced operations April 1, 1996.

(C)  Commenced operations June 23, 1997.
(D)  Commenced operations May 4, 1998.
(E)  Commenced operations January 12, 1998.
+    Annualized.
#    Not annualized.

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earnings credits that are received from the custodian and dividend paying agent on cash balances.

                              THE SENTINEL FUNDS
Shareholder Reports

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected investment performance of each of the Funds during its last fiscal year. You may obtain copies of these reports at no cost by calling 1-800-282-FUND (3863).

The Funds will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account at no cost, call Sentinel Service at 1-800-282-FUND (3863).

Statement of Additional Information

The Funds' Statement of Additional Information contains further information about the Funds and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Funds at the address shown below or by calling 1-800-282-FUND (3863). Please contact your registered representative or the Funds if you have any questions.

The Funds' Statement of Additional Information is also available at the Funds' website at www.sentinelfunds.com. Information about the Funds (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may
                                             ------------------
be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

                    THE SENTINEL FUNDS
                    National Life Drive
                    Montpelier, VT 05604

INVESTMENT ADVISOR                         COUNSEL
Sentinel Advisors Company                  Brown & Wood LLP
National Life Drive                        One World Trade Center
Montpelier, VT 05604                       New York, NY 10048

PRINCIPAL UNDERWRITER                      INDEPENDENT ACCOUNTANTS
Sentinel Financial Services Company        PricewaterhouseCoopers LLP
National Life Drive                        1177 Avenue of the Americas
Montpelier, VT 05604                       New York, NY 10036

TRANSFER AGENT, SHAREHOLDER SERVICING      CUSTODIAN AND DIVIDEND PAYING AGENT
AGENT AND ADMINISTRATOR                    *Investors Fiduciary Trust Company
Sentinel Administrative Service Company    801 Pennsylvania Avenue
*National Life Drive                       Kansas City, MO 64105
Montpelier, VT 05604
800-282-FUND (3863)

------------
* All mail and correspondence should be sent to Sentinel Administrative Service Company, P. O. Box 1499, Montpelier, VT 05601-1499

Investment Company Act files #811- 214, and #811- 4781.

                             SUBJECT TO COMPLETION
                PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                            DATED DECEMBER 15, 1999

  The information contained in this Statement of Additional Information is not complete and may be changed. We may not use this Statement of Additional Information to sell securities until the registration statement containing this Statement of Additional information, which has been filed with the
      Securities and Exchange Commission, is effective. This Statement of
        Additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities
             in any state where the offer or sale is not permitted.



                      STATEMENT OF ADDITIONAL INFORMATION


                 March 31, 1999, as amended on February , 2000



                               THE SENTINEL FUNDS
                              National Life Drive
                           Montpelier, Vermont 05604
                             (800) 282-FUND (3863)




Sentinel Common Stock Fund (the "Common Stock Fund")
Sentinel Balanced Fund (the "Balanced Fund")
Sentinel Mid Cap Growth Fund (the "Growth Fund")
Sentinel Small Company Fund (the "Small Company Fund")
Sentinel Growth Index Fund (the "Growth Index Fund")
Sentinel Flex Cap Opportunity Fund (the "Flex Cap Opportunity Fund")
Sentinel World Fund (the "World Fund")
Sentinel High Yield Bond Fund (the "High Yield Fund")
Sentinel Bond Fund (the "Bond Fund")
Sentinel Government Securities Fund (the "Government Securities Fund") Sentinel Short Maturity Government Fund (the "Short Maturity Government Fund") Sentinel U.S. Treasury Money Market Fund (the "Money Market Fund")
Sentinel Tax-Free Income Fund (the "Tax-Free Income Fund")
Sentinel New York Tax-Free Income Fund (the "New York Fund")
Sentinel Pennsylvania Tax-Free Trust (the "Pennsylvania Fund")


Each of SENTINEL GROUP FUNDS, INC. (the "Company") and the Pennsylvania Fund is a managed, open-end investment company, which continuously offers its shares to investors. The Company consists of fourteen separate and distinct funds, thirteen of which are diversified (the New York Fund being non-diversified), and the Pennsylvania Fund is a separate, non-diversified fund. The fourteen funds of the Company and the Pennsylvania Fund are referred to hereinafter collectively as the "Funds", and individually as a "Fund". The Funds are described in a Prospectus of the Funds dated March 31, 1999, as amended on December , 1999 (the "Prospectus"), and the Prospectus Supplement dated February , 2000. Each of the Funds has different investment objectives and risk characteristics.


Sentinel Advisors Company (the "Advisor") acts as the investment advisor to the Funds. Shares of the Funds are distributed by Sentinel Financial Services Company ("SFSC"). Both the Advisor and SFSC are partnerships whose partners are affiliates of National Life Insurance Company ("National Life"), Provident Life Insurance Company ("Provident") and The Penn Mutual Life Insurance Company ("Penn Mutual").


This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus. The Prospectus, which has been filed with the Securities and Exchange Commission (the "SEC"), can be obtained upon request and without charge by writing to the Funds at the above address, or by calling 1-800-282-FUND(3863). The Financial Statements of the Funds that are included in the Annual Report of the Funds dated November 30, 1999 have been incorporated by reference into this Statement of Additional Information. This Annual Report can be obtained in the same way as the Prospectus of the Funds. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               TABLE OF CONTENTS


                                                                           Page


The Funds.................................................................. 4
Investment Objectives and Policies......................................... 5
Investment Restrictions.................................................... 17
Management of the Funds.................................................... 19
Principal Shareholders..................................................... 24
The Investment Advisor..................................................... 24
Principal Underwriter...................................................... 28
The Distribution Plans..................................................... 28
The Fund Services Agreements............................................... 30
Portfolio Transactions and Brokerage Commissions........................... 31
Portfolio Turnover......................................................... 34
Capitalization............................................................. 34
How To Purchase Shares and Reduce Sales Charges............................ 35
Issuance of Shares at Net Asset Value...................................... 35
Determination of Net Asset Value........................................... 35
Computation of Maximum Offering and Redemption Prices...................... 37
Taxes...................................................................... 38
Shareholder Services....................................................... 43
Total Return, Yield and Tax-Equivalent Yield Information................... 44
General Information........................................................ 47
Financial Statements....................................................... 48
Appendix A - Description of Bond Ratings................................... 49
Appendix B - Economic and Other Conditions in New York..................... 53
Appendix C - Economic and Financial Conditions in Pennsylvania............. 70

                                   THE FUNDS

        Originally incorporated in the State of Delaware on December 5, 1933 as Group Securities, Inc., the Company became a Maryland corporation on February 28, 1973. On November 30, 1973, the Company's name was changed to USLIFE Funds, Inc. On September 30, 1976, the Company's name was changed to Sentinel Group Funds, Inc.

        On March 31, 1978, Sentinel Bond Fund, Inc. (formerly Sentinel Income Fund, Inc.) and Sentinel Mid Cap Growth Fund, Inc., both managed, open-end, diversified investment companies incorporated in Maryland on October 24, 1968, were merged into the Company as separate classes of stock. On March 27, 1986, the Board of Directors created, as a new class of stock of the Company, the Government Securities Fund. The Board of Directors created the Tax-Free Income Fund as a new class of the Company's stock on June 14, 1990.

        The Pennsylvania Fund is a trust formed under the laws of Pennsylvania in 1986. The Fund became a member of the Sentinel Family of Funds on March 1, 1993. On that date the Advisor and SFSC became the investment advisor and distributor, respectively, to the Fund. Immediately prior to March 1, 1993, the investment advisor to the Fund was ProvidentMutual Management Co., Inc. ("PMMC"), and its distributor was ProvidentMutual Financial Services, Inc., both of which are affiliates of Provident.


        On March 1, 1993, the Company completed the acquisition of substantially all of the assets of eight ProvidentMutual Funds, and Sentinel Cash Management Fund, Inc., ("SCMF") in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on August 13, 1992 the Board of Directors authorized the creation of three new classes of stock of the Company, namely, the Small Company, World and Money Market Funds. From March 1, 1993 to March 29, 1994, the Small Company Fund's name was Sentinel Aggressive Growth Fund, and from March 29, 1994 to March 31, 1997, the Small Company Fund's name was Sentinel Emerging Growth Fund. Also on March 1, 1993, the Investment Advisory Agreement between the Company and Sentinel Advisors, Inc., ("Sentinel Advisors"), an indirect wholly-owned subsidiary of National Life, and the Distribution Agreement between the Company and Equity Services, Inc. ("ESI"), also an indirect wholly-owned subsidiary of National Life, terminated, and were replaced by the arrangements described in the Prospectus under "Management of the Funds" and "Purchase Options".

        On March 27, 1995, the Company completed the acquisition of substantially all of the assets of seven funds of The Independence Capital Group of Funds, Inc., in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on December 15, 1994, the Board of Directors authorized the creation of two new classes of stock of the Company, namely, the New York and Short Maturity Government Funds. From March 27, 1995 to February 3, 1997, the Short Maturity Government Fund's name was Sentinel Short-Intermediate Government Fund.


        On March 14, 1997, the Board of Directors of the Company authorized the creation of the High Yield Fund as a new series of the Company. On June 10, 1999, the Board of Directors of the Company authorized the creation of the Growth Index Fund as a new series of the Company. On December 9, 1999, the Board of Directors of the Company authorized the creation of the Flex Cap Opportunity Fund as a new series of the Company.


                       INVESTMENT OBJECTIVES AND POLICIES

        The investment objectives and certain fundamental policies of each of the Funds are set forth in the Prospectus.

General Considerations

        Each Fund is an open-end, management investment company. All Funds are diversified investment companies except the New York and Pennsylvania Funds, which are non-diversified investment companies.


        Each Fund's fundamental policies and investment objectives as they affect each such Fund cannot be changed without the approval of the lesser of
(i) 67 percent or more of the voting securities of each such Fund present at a meeting if the holders of more than 50 percent of the outstanding voting securities of each such Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of each such Fund. With respect to the submission of a change in fundamental policy or investment objective of each such Fund, such matter shall be deemed to have been effectively acted upon with respect to any such Fund if a majority of the outstanding voting securities of such Fund vote for the approval of such matters, notwithstanding (1) that such matter has not been approved by a majority of the outstanding voting securities of any other Fund affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Company. Fundamental policies adopted with respect to each Fund, except the Pennsylvania Fund and the New York Fund, provide that no Fund shall concentrate its investments in a particular industry or, except for the Flex Cap Opportunity Fund, group of industries, nor will it purchase a security if, as a result of such purchase, more than 25% of its assets will be invested in a particular industry.

        Repurchase Agreements. Each of the Funds to a limited extent may enter into repurchase agreements with selected banks and broker-dealers under which the Fund purchases securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount a Fund pays for securities and the amount it receives upon resale is interest income to a Fund. Failure of the seller to repurchase the securities as agreed may result in a loss to a Fund if the market value of the securities has fallen to less than the repurchase price. In the event of such a default, a Fund may also experience certain costs and be delayed or prevented from recovering or liquidating the collateral securities, which could result in further loss to a Fund. The Funds (except for the Flex Cap Opportunity Fund, whose investments in repurchase agreements are discussed separately below) will use repurchase agreements as a means of making short-term investments of seven days or less and in aggregate amounts of not more than 25% of the net assets of the Fund. All repurchase agreements used by the Funds, except for the Flex Cap Opportunity Fund, will provide that the value of the collateral underlying the repurchase agreement always will be at least equal to 102% of the repurchase price. The Advisor will monitor on a continuing basis the creditworthiness of all parties with which it might enter into repurchase agreements and will enter into repurchase agreements only if it determines that the credit risk of such a transaction is minimal.

        Illiquid and Restricted Securities. As stated in the Prospectus, the High Yield Fund may invest in Rule 144A Securities and corporate loans; however, the High Yield Fund's investment in illiquid securities is limited to 15% of its net assets. The Bond Fund may not invest in illiquid securities, but may invest Rule 144A Securities to the extent deemed to be liquid under the policies and procedures discussed below. The Flex Cap Opportunity Fund may also invest up to 15% of its net assets in illiquid securities, which include restricted securities, securities for which there is readily available market, and repurchase agreements with maturities of greater than 7 days. In promulgating Rule 144A under the Securities Act of 1933 (the "Securities Act"), the Securities and Exchange Commission ("SEC") stated that although the ultimate responsibility for liquidity determinations rests with a fund's board of directors, the board may delegate the day-to-day function of determining liquidity to the investment advisor or subadvisor provided the board retains sufficient oversight. The Board of Directors of the Company will consider the adoption of policies and procedures for the Bond Fund, the High Yield Fund and the Flex Cap Opportunity Fund for the purpose of determining whether Rule 144A Securities and, in the case of the High Yield Fund only, corporate loans, in which such Fund proposes to invest are liquid or illiquid and will consider guidelines under these policies and procedures pursuant to which the Advisor or applicable subadvisor will make these determinations on an ongoing basis. In making these determinations, consideration will be given to, among other things, the frequency of trades and quotes for the investment, the number of dealers willing to sell the investment and the number of potential purchasers, dealer undertakings to make a market in the investment, the nature of the investment, the time needed to dispose of the investment, the method of soliciting offers, and the mechanics of transfer. The Board of Directors will review periodically purchases and sales of Rule 144A Securities by the Bond Fund, the High Yield Fund and the Flex Cap Opportunity Fund, and corporate loans by the High Yield Fund.

        To the extent that liquid Rule 144A Securities or corporate loans in which the Bond Fund, the High Yield Fund or the Flex Cap Opportunity Fund invests become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the Advisor (or the subadvisor, in the case of the High Yield or Flex Cap Opportunity Funds), under the supervision of the Board of Directors, will consider appropriate measures to enable the Bond Fund, the High Yield Fund and the Flex Cap Opportunity Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests. If institutional trading in restricted securities were to decline to limited levels, the liquidity of these Funds could be adversely affected.


Considerations Applicable to the Fixed-Income Funds


        Each of the Bond Fund and the fixed income portion of the Balanced Fund may invest up to 20% of its total assets, and each of the New York Fund and the Tax-Free Income Fund may invest up to 5% of its total assets, in debt securities which are rated below "investment grade", i.e., lower than "Baa" by Moody's Investors Service, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's Ratings Services ("Standard & Poor's") or which, in the Advisor's judgment, possess similar credit characteristics. See Appendix A - "Description of Bond Ratings" for additional information regarding ratings of debt securities. The Advisor considers the ratings assigned by Standard & Poor's or Moody's as one of several factors in its independent credit analysis of issuers. Such securities are considered by Standard & Poor's and Moody's to have varying degrees of speculative characteristics. Consequently, although securities rated below investment grade can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. Investments in such securities will be made only when in the judgment of the Advisor, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. The Funds do not intend to purchase debt securities that are in default or which the Advisor believes will be in default. The risks of below-investment grade securities are described further in the Prospectus under "Details About the Funds' Investment Objectives, Principal Investment Strategies and Related Risks
- General Information Relevant to the Investment Practices of the Funds, and Associated Risks - Information Relevant to the Fixed Income Funds - Risks of Lower Quality Bonds" on pages .

         When Issued Purchases. The High Yield, Bond, New York, Pennsylvania, Tax-Free Income, Government Securities and Short Maturity Government Funds and the bond portion of the Balanced Fund may purchase bonds on a when issued or delayed-delivery basis. Delivery of and payment for these bonds could take place a month or more after the date of the transaction. During this time, the value of the purchase commitment will fluctuate with the market for these bonds. However, when a Fund makes a commitment to purchase the bonds, the payment and interest terms of these issues are fixed. A Fund will make these commitments only with the intention of acquiring the bonds, but may sell those bonds before settlement date if Sentinel Advisors or Evergreen Investment Management Company ("Evergreen"), the subadvisor to the High Yield Fund, believes that would benefit shareholders. When a Fund purchases bonds on a when issued or delayed-delivery basis, it will provide its custodian with enough cash or short-term investments to pay the purchase price of these bonds upon delivery. This policy ensures that when issued or delayed-delivery purchases will not be used as a form of borrowing to make investments.


Considerations Applicable to the Tax-Exempt Funds

        As described in the Prospectus, the Tax-Free Income Fund, the Pennsylvania Fund and the New York Fund (together, the "Tax-Exempt Funds") may purchase and sell exchange-traded financial futures contracts ("financial futures contracts") to hedge their portfolios of municipal bonds against declines in the value of such securities and to hedge against increases in the cost of securities they intend to purchase. To hedge their portfolios, the Tax-Exempt Funds may take an investment position in a financial futures contract which will move in the opposite direction from the portfolio position being hedged. While the use of hedging strategies is intended to moderate capital changes in portfolio holdings and thereby reduce the volatility of the net asset value of Fund shares, the Tax-Exempt Funds anticipate that their net asset values will fluctuate. Set forth below is information concerning financial futures transactions.

        Description of Financial Futures Contracts. A financial futures contract is an agreement between two parties to buy and sell a security, or in the case of an index-based financial futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in financial futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Financial futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission (the "CFTC").

        The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the financial futures contract. Subsequent payments to and from the broker, called "variation margin", are required to be made on a daily basis as the price for the futures contract fluctuates and makes the long and short positions in the futures contract more or less valuable, a process known as "mark to the market". At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the position generates a loss or a gain. In addition, a nominal commission is paid on each completed sale transaction.

        The Tax-Exempt Funds may deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (the "CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue bonds and general obligations bonds. Each bond included in the Municipal Bond Index must be rated "A" or higher by Moody's or Standard & Poor's and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

        The Municipal Bond Index financial futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under financial futures contracts through a clearing corporation, a non-profit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

        The Tax-Exempt Funds may purchase and sell financial futures contracts on U.S. Government Securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government Securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills. The Tax-Exempt Funds may purchase and write call and put options on financial futures contracts on U.S. Government Securities in connection with their hedging strategies.

        The Tax-Exempt Funds also may engage in other financial futures contracts transactions, such as financial futures contracts on other municipal bond indices which may become available, if the Advisor should determine that there is normally a sufficient correlation between the prices of such financial futures contracts and the municipal bonds in which the Tax-Exempt Funds invest to make such hedging appropriate.

        Futures Strategies. A Tax-Exempt Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of their investments in municipal bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such municipal bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Funds' portfolio securities as a result of the shortening of maturities. The sale of financial futures contracts provides an alternative means of hedging against declines in the value of their investments in municipal bonds. As such values decline, the value of the Funds' positions in the financial futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Funds' municipal bond investments which are being hedged. While the Tax-Exempt Funds will incur commission expenses in selling and closing out financial futures contract positions, commissions on financial futures contract transactions are lower than transaction costs incurred in the purchase and sale of municipal bonds. In addition, the ability to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities, due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Funds. Employing futures as a hedge also may permit the Tax-Exempt Funds to assume a defensive posture without reducing the yield on their investments beyond any amounts required to engage in futures trading.

        When the Tax-Exempt Funds intend to purchase municipal bonds, they may purchase financial futures contracts as a hedge against any increase in the cost of such municipal bonds, resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the municipal bonds and the financial futures contracts, subsequent increases in the cost of municipal bonds should be reflected in the value of the futures held by the Tax-Exempt Funds. As such purchases are made, an equivalent amount of financial futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a financial futures contract position may be terminated without a corresponding purchase of portfolio securities.

        Call Options on Financial Futures Contracts. The Tax-Exempt Funds also may purchase and sell exchange-traded call and put options on financial futures contracts on U.S. Government Securities. The purchase of a call option on a financial futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the financial futures contract on which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the financial futures contract or the underlying debt securities. Like the purchase of a financial futures contract, a Tax-Exempt Fund will purchase a call option on a financial futures contract to hedge against a margin advance when it is not fully invested.

        The writing of a call option on a financial futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the financial futures contract. If the futures price at expiration is below the exercise price, the Tax-Exempt Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

        Put Options on Financial Futures Contracts. The purchase of a put option on a financial futures contract is analogous to the purchase of a protective put option on a portfolio security. The Tax-Exempt Funds may purchase put options on financial futures contracts to hedge the Funds' portfolios against the risk of rising interest rates.

        The writing of a put option on a financial futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Tax-Exempt Funds will retain the full amount of the option premium which provides a partial hedge against any increase in the price of municipal bonds which the Funds intend to purchase.

        The writer of an option on a financial futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to financial futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a financial futures contract involves risks similar to those relating to financial futures contracts.

        Restrictions on Use of Futures Transactions. Regulations of the CFTC applicable to the Tax-Exempt Funds provide that the Tax-Exempt Funds may purchase and sell financial futures contracts and options thereon either (a) for bona fide hedging purposes or (b) for non-hedging purposes, provided that the aggregate initial margins and premiums required to establish positions in such contracts and options do not exceed 5% of the liquidation value of a Tax-Exempt Fund's portfolio assets after taking into account any unrealized profits and losses on such contracts or options. (However, as stated above, the Tax-Exempt Funds intend to engage in futures and options transactions for hedging purposes only.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

        When the Tax-Exempt Funds purchase a financial futures contract or a call option with respect thereto or write a put option on a financial futures contract, an amount of cash, cash equivalents or short-term, high-grade, fixed-income securities will be deposited in a segregated account with the Funds' custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of their broker, equals the market value of the financial futures contract, thereby ensuring that the use of such futures is unleveraged.

        Risk Factors in Futures and Options Transactions. Investment in financial futures contracts involves the risk of imperfect correlation between movements in the price of the financial futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the financial futures contract moves more than the price of the hedged security, the Tax-Exempt Funds will experience either a loss or gain on the financial futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Tax-Exempt Funds may purchase or sell financial futures contracts in a greater dollar amount than the hedged securities if the volatility of the price of the hedged securities is historically greater than that of the financial futures contracts. Conversely, the Tax-Exempt Funds may purchase or sell fewer financial futures contracts if the volatility of the price of the hedged securities is historically less than that of the financial futures contracts.

        The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Tax-Exempt Funds. As a result, each Fund's ability to hedge effectively all or a portion of the value of its municipal bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the municipal bonds held by that Fund. The correlation may be affected by disparities in the average maturity, ratings, geographic mix or structure of such Fund's investments as compared to those comprising the Municipal Bond Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between financial futures contracts on U.S. Government Securities and the municipal bonds held by the Tax-Exempt Funds may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such financial futures contracts and the prices of the municipal bonds held by the Tax-Exempt Funds may be greater.

        The Tax-Exempt Funds expect to liquidate a majority of the financial futures contracts they enter into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular financial futures contract at any specific time. Thus, it may not be possible to close out a financial futures contract position. In the event of adverse price movements, the Tax-Exempt Funds would continue to be required to make daily cash payments of variation margin. In such situations, if a Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out financial futures contract positions also could have an adverse impact on a Fund's ability to hedge effectively its investments in municipal bonds. The Tax-Exempt Funds will enter into a financial futures contract position only if, in the judgment of the Advisor, there appears to be an actively traded secondary market for such financial futures contracts.

        The liquidity of a secondary market in a financial futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open financial futures contract positions. Prices have in the past reached or exceeded the daily limit on a number of consecutive trading days.

        The successful use of transactions in futures and related options also depends on the ability of the Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a financial futures contract or option is held by the Tax-Exempt Funds or such rates move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, a Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

        Because of low initial margin deposits made on the opening of a financial futures contract position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the financial futures contracts can result in substantial unrealized gains or losses. Because the Tax-Exempt Funds will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Funds or decreases in the price of securities that the Funds intend to acquire.

        The amount of risk the Tax-Exempt Funds assume when they purchase an option on a financial futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a financial futures contract also entails the risk that changes in the value of the underlying financial futures contract will not be fully reflected in the value of the option purchased.

        Municipal Bond Index financial futures contracts only recently have been approved for trading and therefore have little trading history. It is possible that trading in such financial futures contracts will be less liquid than trading in other futures contracts. The trading of financial futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.


        Tax-Exempt Obligations. The Tax-Exempt Funds may invest in municipal obligations that constitute "private activity bonds" under the Internal Revenue Code of 1986, as amended (the "Code") which may subject certain investors to a federal alternative minimum tax ("AMT"). The provisions of the Code relating to private activity bonds generally apply to bonds issued after August 15, 1986, with certain transitional rule exemptions. Private activity bonds are eligible for purchase by the Tax-Exempt Funds provided that the interest paid thereon qualifies as exempt from federal income taxes (and in the case of the New York and Pennsylvania Funds, New York State and City, and Pennsylvania, personal income taxes, respectively). It is the position of the SEC and the Funds that municipal obligations that generate income subject to the AMT should not be counted as tax-exempt for the purpose of determining whether 80% of a Fund's net assets are invested in tax-exempt obligations.


        Tax-exempt obligations held by the Tax-Exempt Funds generally will consist of investment grade municipal obligations with maturities of longer than one year. Long-term obligations normally are subject to greater market fluctuations as a result of changes in interest rates and market conditions than are short-term obligations. The two principal classifications of municipal obligations which may be held by the Tax-Exempt Funds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power in support of the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Tax-exempt private activity bonds (including industrial development bonds) are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds usually is related directly to the credit standing of the corporate user of the facility involved. In addition, the Tax-Exempt Funds may invest in short-term municipal obligations (commonly referred to as municipal notes). Municipal notes often are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include variable and floating rate demand obligations, tax anticipation notes, revenue anticipation notes, construction loan notes and bond anticipation notes.

        The Pennsylvania Fund will attempt to invest 100% of its assets in Pennsylvania obligations, and the New York Fund will attempt to invest 100% of its assets in New York obligations. As a matter of fundamental policy, the Pennsylvania and New York Funds, under normal market conditions, will invest at least 80% of their net assets in tax-exempt Pennsylvania obligations or New York obligations, respectively, in each case which are rated within the top four rating categories by a nationally recognized statistical rating organization or, if not rated, which, in the opinion of the Advisor, possess equivalent investment characteristics. The fourth grade is considered medium-grade and has speculative characteristics. The Pennsylvania Fund may invest up to 25% of its assets in securities rated at this fourth grade, and the New York Fund may invest without limitation in securities rated at this fourth grade. These bond ratings are described in Appendix A.

        During temporary defensive periods when, in the Advisor's opinion, suitable Pennsylvania or New York obligations are unavailable, or the Advisor anticipates an increase in interest rates, the Pennsylvania and New York Funds may invest not more than 20% of their assets in obligations, the interest on which is exempt only from federal income taxes (such as obligations issued by states other than Pennsylvania or New York, respectively) or is exempt only from Pennsylvania or New York personal income taxes, respectively (such as obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities). Moreover, under such conditions, all three Tax-Exempt Funds may make temporary investments in high-quality obligations, the interest on which is not exempt from either federal or any state personal income taxes. Such investments will consist of debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the two highest categories of either Standard & Poor's or Moody's, certificates of deposit, banker's acceptances, or repurchase agreements.

        Variable or Floating Rate Notes. The Tax-Exempt Funds may invest in variable or floating rate demand obligations, which are securities that provide for adjustment in their interest rates at intervals ranging from daily to up to one year based upon prevailing market rates for similar investments and an adjustment formula that is intended to maintain the market value of the security at par. These obligations normally have a stated maturity in excess of one year but permit the holder to demand repayment of principal plus payment of accrued interest at any time upon a specified number of days' notice. The Tax-Exempt Funds will have the right to receive repayment of principal and payment of accrued interest within seven days. Some notes may be rated by credit rating agencies but unrated notes purchased by the Funds, in the Advisor's opinion, will be of comparable quality at the time of purchase to instruments that are rated as high quality. Where necessary to ensure that an unrated note is of high quality, the Funds will require that the issuer's obligation to pay the principal of the note be backed by an unconditional domestic or foreign bank letter or line of credit, guarantee or commitment to lend. In such a case, the quality of the bank will be looked to for purposes of satisfying the Funds' quality standards. In addition, the Advisor will consider that foreign banks are not subject to the same regulations as are domestic banks and may be involved in different business activities and have different risks. Although there may be no active secondary market for a particular instrument, the Funds may, upon notice, exercise a note's demand feature or resell the note at any time to a third party. If a significant portion of a Fund's assets were invested in notes of a single issuer, however, the issuer's ability to meet the demand feature could affect that Fund's liquidity. Included in the variable and floating rate demand instruments that the Tax-Exempt Funds may purchase are participations in municipal obligations purchased from and owned by financial institutions, primarily banks, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income taxes and in the case of the New York and Pennsylvania Funds, New York State and City, and Pennsylvania, personal income taxes, respectively. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

        Municipal Bond Insurance. Certain of the municipal obligations held in the portfolios of the Tax-Exempt Funds may be insured. Different types of such insurance include a "New Issue Insurance Policy", a "Mutual Fund Insurance Policy" or a "Secondary Market Insurance Policy".

        A New Issue Insurance Policy is obtained by the issuer of the securities, and all premiums for such a policy are paid in advance by the issuer. Such policies are generally used by an issuer to increase the credit rating of a lower-rated security, and therefore may increase both the purchase price and the subsequent resale value of a security for a Fund's portfolio. They are non-cancellable and continue in force as long as the securities are outstanding and the respective insurers remain in business. Premiums for issuer insurance are paid in advance by the issuer and are reflected in a somewhat higher purchase price paid by the Tax-Exempt Funds for these obligations. The creditworthiness of the issuer will be evaluated in order to determine its ability to meet its obligations to pay interest and repay principal. The insurance covers the event that the issuer defaults on an interest payment or principal repayment; if this occurs, the insurer will be notified and will make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. These insurance policies do not protect bondholders from adverse changes in interest rates.

        A Mutual Fund Insurance Policy is used to guarantee specific bonds only while owned by a mutual fund. If a Fund were to purchase such a policy, payment of the annual premiums would reduce such Fund's current yield. The Tax-Exempt Funds have no plans to purchase a Mutual Fund Insurance Policy at this time.

        A Secondary Market Insurance Policy is purchased by an investor subsequent to a security's issuance and generally insures a particular security for the remainder of its term. The Tax-Exempt Funds may purchase securities which already have been insured under a Secondary Market Insurance Policy by a prior investor, or such Funds may purchase such a policy from a vendor providing such a service.

        Other Matters Specific to the New York Fund. The New York Fund is a non-diversified series of the Company under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, the New York Fund could invest all of its assets in securities of a single issuer. However, as the Fund intends to comply with Subchapter M of the Code, at least 50% of its total assets must be comprised of individual issues, each of which represents no more than 5% of such Fund's total assets and not more than 10% of the issuer's outstanding voting securities. Those issues which represent more than 5% of the New York Fund's total assets must be limited in the aggregate to 50% of such Fund's total assets, provided, however, that no more than 25% of the Fund's total assets may be invested in any one issuer. For these purposes, a security is considered to be issued by the governmental entity (or entities) whose assets or revenues back the security, or with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In accordance with SEC regulations, the guarantor of a guaranteed security may be considered to be an issuer in connection with such guarantee. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, the New York Fund is more susceptible to economic, political and regulatory developments and the change in value of any one security will affect the overall value of a non-diversified portfolio and thereby subject its net asset value per share to greater fluctuations.

        Because the New York Fund invests at least 80% of its assets in New York obligations, its net asset value is particularly sensitive to changes in the economic conditions and governmental policies of the State of New York. See Appendix B - "Economic Conidtions in New York" for additional information regarding these factors.

        Other Matters Specific to the Pennsylvania Fund. The Pennsylvania Fund is registered as a non-diversified, open-end investment company under the 1940 Act. Therefore, the Pennsylvania Fund could invest all of its assets in securities of a single issuer. However, as the Pennsylvania Fund also intends to comply with Subchapter M of the Code, it must observe the same diversification restrictions set forth in the preceding section for the New York Fund. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, the Pennsylvania Fund is also more susceptible to economic, political and regulatory developments, and the change in value of any one security will affect the overall value of a non-diversified portfolio and thereby subject the Pennsylvania Fund's net asset value per share to greater fluctuations.

        Because the Pennsylvania Fund invests at least 80% of its assets in Pennsylvania obligations, its net asset value is particularly sensitive to changes in the economic conditions and governmental policies of the Commonwealth of Pennsylvania. See Appendix C - "Economic Conditions in Pennsylvania" for additional information regarding these factors.

        The Pennsylvania Fund's portfolio turnover rate generally will not exceed 100%. A portfolio turnover rate of 100% or higher will result in higher transaction costs, which must be borne directly by the Pennsylvania Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains, and possibly interest income, representing accrued market discount. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

        In addition, the Pennsylvania Fund does not intend to (i) invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein, or (ii) invest in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years. The Pennsylvania Fund would seek to notify shareholders before changing any of these policies.


Considerations Applicable to the Flex Cap Opportunity Fund

         Cash Position. In order to afford the Flex Cap Opportunity Fund the flexibility to take advantage of new opportunities for investments in accordance with its investment objective or to meet redemptions, it may, under normal circumstances, hold up to 15% of its total assets in money market instruments including, but not limited to, certificates of deposit, time deposits and bankers' acceptances issued by domestic bank and thrift institutions, U.S. Government securities, commercial paper and repurchase agreements. When the analysis of economic and technical market factors by the subadvisor, Fred Alger Management, Inc. ("Alger") suggests that common stock prices will decline sufficiently that a temporary defensive position is deemed advisable, the Fund may invest in high-grade senior securities or U.S. Government securities or retain cash or cash equivalents, all without limitation.

         Small Capitalization Investments. Certain companies in which the Flex Cap Opportunity Fund will invest may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Such companies may have limited product lines, markets or financial resources and may lack management depth. Their securities may have limited marketability, and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

         Repurchase Agreements. Like the other Funds, the Flex Cap Opportunity Fund may invest in repurchase agreements. Repurchase agreements the Fund will enter into will usually be for periods of one week or less, and the value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears the same risk of loss in the event that the other party to a repurchase agreement declares bankruptcy or defaults on its obligations that is discussed on page 4 of this Statement of Additional Information. Alger reviews the creditworthiness of the banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

         Warrants and Rights. The Flex Cap Opportunity Fund may invest in securities convertible into or exchangeable for equity securities including warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

         Portfolio Depositary Receipts. To the extent otherwise consistent with its investment policies and applicable law, the Flex Cap Opportunity Fund may invest up to 5% of its total assets in Portfolio Depositary Receipts, which are exchange-traded shares issued by investment companies, typically unit investment trusts, holding portfolios of common stocks designed to replicate and, therefore, track the performance of various broad securities indexes or sectors of such indexes. For example, the Fund may invest in Standard & Poor's Depositary Receipts(R) (SPDRs), issued by a unit investment trust whose portfolio tracks the S&P 500 Composite Stock Price Index, or Standard & Poor's MidCap 400 Depositary Receipts(R) (MidCap SPDRs), similarly linked to the S&P MidCap 400 Index.

         Foreign Securities. The Flex Cap Opportunity Fund may invest up to 20% of the value of its total assets in foreign securities (not including American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") or U.S. dollar denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency, rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than commissions in the United States. Foreign securities markets may also be less liquid, more volatile and subject to less government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign bank or a foreign branch of a domestic bank.

         The Flex Cap Opportunity Fund may purchase ADRs, ADSs or U.S. dollar-denominated securities of foreign issuers which are not subject to the 20% foreign securities limitation. ADRs and ADSs are traded in U.S. securities markets and represent the securities of foreign issuers. While ADRs and ADSs may not necessarily be denominated in the same currency as the foreign securities they represent, many of the risks associated with foreign securities may also apply to ADRs and ADSs.

         Borrowing. The Flex Cap Opportunity Fund may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leveraging increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the cost of borrowing, including interest paid on the borrowing, the net asset value of the Flex Cap Opportunity Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Flex Cap Opportunity Fund's shares will decrease faster than would otherwise be the case. The Flex Cap Opportunity Fund may also borrow from banks for temporary or emergency purposes. The Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Flex Cap Opportunity Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


Considerations Applicable to the World Fund

        Foreign Currency Transactions. The value of the assets of the World Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies.

        The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation by the Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio securities or prevent loss if the prices of such securities should decline.

        The World Fund may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. The Fund will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions; in this manner the Fund will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.


        Second, when the Advisor or INVESCO Global Asset Management (N.A.), Inc., the World Fund's subadvisor ("INVESCO") believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible since the future value of those securities may change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Advisor does not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. The Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interest of the Fund. The Fund's custodian bank segregates cash or equity or debt securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into under the second circumstance. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. Under normal circumstances, the Fund expects that any appreciation (depreciation) on such forward exchange contracts will be offset approximately by the (depreciation) appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.

        The Fund will experience the unrealized appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in the Fund's net assets on a daily basis, thereby providing an appropriate measure of the Fund's financial position and changes in financial position.


Foreign Securities for Funds other than the World Fund

        Before foreign securities are purchased for Funds other than the World Fund, the differences between them and U.S. securities are considered. This includes possible differences in taxation, regulation, trading volume and currency controls, the possibility of expropriation and lack of uniform accounting and reporting standards. While there may be investment opportunities in foreign securities, there also may be investment risks not usually associated with U.S. securities.


                            INVESTMENT RESTRICTIONS


        The Company. Certain By-Laws of the Company, which may be changed only by a shareholder vote, prohibit the purchase by any Fund other than the Flex Cap Opportunity Fund of the securities of any company not in operation continuously for at least three years (including any predecessor company) and, except for U.S. Government Securities and obligations of the government of Canada, forbid the purchase of the securities of any one issuer, if the market value of such securities exceeds 5% of the total market value of all of the Company's securities and cash.


        The Company's Board of Directors has also adopted a policy under which each of the Common Stock Fund, Balanced Fund, Growth Fund and Bond Fund cannot purchase securities of any one issuer if the market value of such securities exceeds 5% of the total market value of each such Fund's securities and cash.


        It is also a fundamental policy of the Company that it may not borrow money, except as otherwise described above for the Flex Cap Opportuinity Fund and except, for all Funds, from banks in an amount up to 5% of a Fund's total assets for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and it may not purchase securities on margin. Also, the Company may not lend its cash or securities, may not deal in real estate, may not act as underwriter of securities issued by others, and may not purchase from or sell to any officer, director or employee of the Company, the Advisor, a subadvisor or underwriter, or any of their officers or directors, any securities other than shares of the Company's capital stock. None of its Funds may deal in options, commodities or commodities contracts , except as otherwise described in the Prospectus for the Growth Index Fund, and except further to the extent the Tax-Exempt Funds or the High Yield Fund may enter into futures transactions and related options for hedging purposes as described above. None of the Funds may invest in oil, gas or other mineral exploration or development programs or leases. None of the Funds , except for the Flex Cap Opportunity Fund, are able to invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.


        The Company's By-Laws also prohibit the purchase or retention of the securities of any one issuer if officers and directors of the Company, its Advisor or underwriter owning individually more than .5% of the securities of such issuer together own more than 5% of the securities of such issuer.


        The Company may not purchase more than 10% of the voting securities of any issuer. The Company may not invest in companies for purposes of exercising control or management and, except to the extent described above for the Flex Cap Opportunity Fund, the High Yield Bond Fund and the Bond Fund, may not invest in any securities of any issuer which the Company is restricted from selling to the public without registration under the Securities Act . It also may not purchase for any Fund securities of any issuer beyond a market value of 5% of such Fund's net assets, except for the Growth Index Fund and the Flex Cap Opportunity Fund, and may not invest in securities which are not readily marketable, except to the extent described above for the High Yield Bond Fund and the Flex Cap Opportunity Fund.. The Company may not make short sales of securities, except to the extent described above for the Flex Cap Opportunity Fund.


        Although not a fundamental policy, so long as the Common Stock Fund is used as the underlying investment vehicle for a National Life separate account, it is the view of management that its investment policies will be affected by insurance laws of certain states, principally New York, which, among other things, may limit most of the Common Stock Fund's investment in common stocks to the common stocks of listed companies meeting certain earnings tests. These essentially are qualitative limitations imposed upon the investments of life insurance companies in order to reduce the risk of loss.

        Restrictions and policies established by resolution of the directors may be changed by the Board, with any material changes to be reported to shareholders. Those presently in effect provide that under circumstances that the directors with the advice of independent investment counsel determine to be extraordinary, assets of all Funds may be invested entirely or in part in U.S. Government Securities or an agency thereof, or held as cash deposits in a bank or trust company having resources of not less than $2,000,000. The securities of foreign companies or governments may be selected as being suitable for one or more of the Funds.

        The Pennsylvania Fund. The following investment limitations are applicable to the Pennsylvania Fund, and may not be changed without a vote of the Pennsylvania Fund's shareholders.

        The Pennsylvania Fund may not:

        1. Purchase or sell real estate, except that the Fund may invest in municipal obligations which are secured by real estate or interests therein.

        2. Make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements pursuant to its investment objective and policies.

        3. Underwrite the securities of other issuers, except to the extent that the acquisition or disposition of municipal obligations or other securities directly from the issuer thereof in accordance with the Fund's investment objective and policies might be deemed to be an underwriting.

        4. Purchase securities of companies for the purpose of exercising control.

        5. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization or acquisition of assets.

        6. Purchase securities on margin, make short sales of securities or maintain a short position, provided that the Fund may enter into futures contracts.

        7. Issue senior securities except insofar as borrowing in accordance with the Fund's investment objective and policies might be considered to result in the issuance of a senior security; provided that the Fund may enter into futures contracts.

        8. Invest in or sell interests in oil, gas or other mineral exploration development programs.

        9. Invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations.

        The above investment limitations are considered at the time that portfolio securities are purchased.

        If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

        In order to permit the sale of Pennsylvania Fund shares in certain states, the Pennsylvania Fund may make commitments more restrictive than the investment policies and limitations described above. Should the Pennsylvania Fund determine that any such commitment is no longer in the best interests of the Fund, it will revoke the commitment by terminating sales of its shares in the state involved.

                            MANAGEMENT OF THE FUNDS



        Management is made up of (i) the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees, which consist of the same twelve individuals and which are responsible for the Funds' operations; (ii) the officers of the Company and the Pennsylvania Funds, who are responsible to the Boards; and (iii) the Advisor which, under agreements with the Company and the Pennsylvania Fund, supervises and assists in the management of the Funds and the purchase and sale of securities. In addition, the Advisor has retained the services of INVESCO with respect to the World Fund, Evergreen with respect to the High Yield Fund, and Alger with respect to the Flex Cap Opportunity Fund. See the "The Investment Advisor", below. Set forth below is information regarding the directors/trustees and officers of the Company and the Pennsylvania Fund, their ages and their principal occupations during the past five years. In the case of those persons who also hold positions with affiliated persons of the Funds, such positions are also indicated.



PATRICK E. WELCH * - CHAIRMAN AND DIRECTOR/TRUSTEE
National Life Drive
Montpelier, VT 05604
Age 52
National Life - Chairman and Chief Executive Officer, 1997 to present; GNA Corporation (Insurance) - Chairman of the Board, Chief Executive Officer and President of GNA Corporation - 1992 to 1996; LSW National Holdings, Inc. Chairman and Director; National Financial Services, Inc. - President and Director; Administrative Services Director - 1997 to present, National Life Investment Management Company, Inc., - Director - 1997 to present; Equity Services, Inc. - Director - 1997 to present; Sentinel Administrative Service Corporation - Director - 1997 to present; and National Retirement Plan Advisors, Inc.- Director - 1997 to present.


JOSEPH M. ROB* - PRESIDENT AND DIRECTOR/TRUSTEE
National Life Drive
Montpelier, Vermont  05604
Age 56
Sentinel Management Company - Chief Executive Officer, 1993 to present; Sentinel Financial Services Company Chief Executive Officer, 1993 to present; Sentinel Administrative Services Company - Chief Executive Officer, 1993 to present; ESI - Chairman, Chief Executive Officer, and Director, 1985 to present, President, 1997 to present; American Guaranty & Trust Company - Director, 1993 to present; LSW National Holdings, Inc. - Director, 1996 to present; Life Insurance Company of the Southwest - Director, 1996 to present.


RICHARD J. BORDA - DIRECTOR/TRUSTEE
P. O. Box 6091
Carmel, California 93923
Age 67
National Life - Former Vice Chairman of the Board, 1985 to 1990, Director, 1975 to 1991;; The Monterey Institute for International Studies - Vice Chairman, Director and Trustee, 1991 to present; Air Force Aid Society President, 1980 to 1995.


DR. KALMAN J. COHEN - DIRECTOR/TRUSTEE
2312 Honeysuckle Court
Chapel Hill, North Carolina 27514-1711
Age 68
Distinguished Bank Research Professor Emeritus, The Fuqua School of Business, Duke University, 1993 to present; USLIFE Income Fund, Inc. - Director, 1973 to present; Sentinel Cash Management Fund, Inc. - Director, 1981 to
1993.


JOHN D. FEERICK - DIRECTOR/TRUSTEE
140 West 62nd Street
New York, New York  10023
Age 62

Fordham University School of Law - Dean, 1982 to present; American Home Products Corporation - Director, 1987 to present; The Association of the Bar of the City of New York - President, 1992 to 1994.



RICHARD I. JOHANNESEN, JR. - DIRECTOR/TRUSTEE
87 Whitney Lane
Stowe, Vermont 05672
Age 64
Retired; Former Vice President and Manager - Bond Market Research Department, Salomon Brothers Inc.


ROBERT B. MATHIAS - DIRECTOR/TRUSTEE
7469 East Pine Avenue
Fresno, California 93727
Age 68

Sports Consultant; formerly Executive Director- National Fitness Foundation; former U.S. Congressman.



KENISTON P. MERRILL* - DIRECTOR/TRUSTEE
Brainstorm Farm, P. O. Box 404
Randolph, Vermont 05060
Age 62

Chairman of the Board of the Company, 1990 to 1997; Chairman of the Board of the Pennsylvania Fund, 1990 to 1997; Sentinel Advisors Company - Chairman and Chief Executive Officer, 1993 to 1997; National Life - Executive Vice President and Chief Investment Officer, 1994 to 1995, Senior Vice President and Chief Investment Officer, 1989 to 1994; National Life Investment Management Company, Inc. - Chairman and Chief Executive Officer, 1990 to 1995; American Guaranty & Trust Company - Director, 1993 to 1997.



DEBORAH G. MILLER - DIRECTOR/TRUSTEE
1117 Hamilton Avenue
Palo Alto, CA  94301
Age 49

Digital Equipment Corporation - Vice President-Americas Systems Business Unit, 1995 to present; Miller Van Buren, Inc. - Chief Executive Officer, 1994 to 1995; Silicon Graphics - Vice President, 1991 to 1994.

JOHN RAISIAN, Ph.D. - DIRECTOR/TRUSTEE
Hoover Institution, Stanford University
Serra and Galvey Streets
Stanford, California  94305-6010
Age 49
Director and Senior Fellow - Hoover Institution, 1991 to present; Director, Stanford Faculty Club, 1994 to present; Member of the Editorial Board, Journal of Labor Research, 1983 to present; Member, American Economic Association, World Affairs Council, Council of Foreign Relations, National Association of Scholars.


SUSAN M. STERNE - DIRECTOR/TRUSTEE
5 Glen Court
Greenwich, Connecticut 06830-4505
Age 53
Economic Analysis Associates, Inc. - President and Chief Economist, 1979 to present.


ANGELA E. VALLOT - DIRECTOR/TRUSTEE
Director of Stakeholder Relations
Texaco, Inc.
200 Westchester Avenue
White Plains, New York  10650
Age 42
Texaco, Inc. - Director of Stakeholder Relations, 1997 to present; Arent Fox Kintner Plotkin & Kahn - Lawyer, 1990 to 1997; Trustee, District of Columbia Retirement Board; Member of the Steering Committee of the NAACP Legal Defense Fund.


JOHN M. GRAB, JR., C.P.A.* - VICE PRESIDENT
National Life Drive
Montpelier, Vermont 05604
Age 52
Sentinel Management Company - Senior Vice President, 1993 to present; Sentinel Administrative Service Company Senior Vice President, 1993 to present; ESI - Senior Vice President and Chief Financial Officer, 1988 to present; American Institute of Certified Public Accountants; The Vermont Society of Certified Public Accountants.


THOMAS P. MALONE* - VICE PRESIDENT & TREASURER
National Life Drive
Montpelier, Vermont 05604
Age 43
Sentinel Administrative Service Company - Vice President, 1997 to present; Assistant Vice President, 1990 to 1997; Sentinel Group Funds, Inc. - Vice President & Treasurer, 1997 to present; Assistant Vice President, 1990 to 1997


D. RUSSELL MORGAN* - SECRETARY
National Life Drive
Montpelier, Vermont 05604
Age 43

National Life - Counsel, 1994 to present; Associate Counsel, 1990 to 1994; ESI
- Counsel, 1986 to present; Sentinel Advisors Company - Sentinel Financial Services Company - Sentinel Administrative Service Company Counsel, 1993 to present; LSW National Holdings, Inc. - Secretary, 1996 to present.



*"Interested Persons" (as defined in the 1940 Act).

         The officers and directors/trustees of the Funds who are employees of National Life, Provident, Penn Mutual, or their respective subsidiaries do not receive any compensation from the Funds. The Company pays to each director who is not an affiliate of the Advisor an annual fee of $16,000 plus $1,500 for each meeting of the Board of Directors attended by the director, and the Pennsylvania Fund pays to each such trustee an annual fee of $2,500 plus $200 for each meeting of the Board of Trustees attended by such trustee. The Company and the Pennsylvania Fund also reimburse directors/trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The aggregate remuneration paid by the Funds during the fiscal year ended November 30, 1998 to the officers and directors/trustees of the Funds as a group was $341,348.


         The following table sets forth for the fiscal year ended November 30, 1998 compensation paid by the Company and by the Pennsylvania Fund to the directors/trustees who are not affiliated with the Advisor:



                                                                               Pension or          Total
                                                       Aggregate               Retirement          Compensation
                                                       Compensation            Benefits            from Fund
Name of                         Aggregate              From                    Accrued as          and Sentinel
Director/                       Compensation           Pennsylvania            Part of Fund        Pennsylvania
Trustee                         from Company           Tax-Free Trust          Expense             Tax-Free Trust
-------                         ------------           --------------          -------             --------------
Richard J. Borda                $23,500                $3,500                  None                $27,000
Kalman J. Cohen                 $23,500                $3,500                  None                $27,000
Richard D. Farman               $17,500                $2,700                  None                $20,200
John D. Feerick                 $20,500                $3,100                  None                $23,600
Richard I. Johannesen           $23,500                $3,500                  None                $27,000
Robert B. Mathias               $23,500                $ 3,500                 None                $27,000
Deborah G. Miller               $23,500                $ 3,500                 None                $27,000
John Raisian                    $23,500                $ 3,500                 None                $27,000
Susan M. Sterne                 $23,500                $3,500                  None                $27,000
Angela E. Vallot                $23,500                $3,500                  None                $27,000


Code of Ethics

         The Boards of the Funds have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, and the Advisor has adopted a similar Code of Ethics (together, the "Codes of Ethics"). The Codes of Ethics significantly restrict the personal investing activities of all employees of the Advisor.

         The Codes of Ethics require that all employees preclear any personal securities transaction (with limited exceptions, such as mutual funds and government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed transaction. The substantive restrictions include a ban on acquiring any securities in an initial public offering, and a prohibition on profiting from short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold by any mutual fund advised by the Advisor. Furthermore, the Codes of Ethics provide for seven day trading "blackout periods" which prohibit trading by employees of the Advisor in proximity to periods of trading by mutual funds managed by the Advisor in the same (or equivalent) security.


                             PRINCIPAL SHAREHOLDERS

        As of December 31, 1998, the Company's and the Pennsylvania Fund's directors/trustees and officers as a group owned less than 1% of the outstanding shares of each Fund. In addition, as of such date, National Life and its affiliates, each of whose address is National Life Drive, Montpelier, Vermont 05604, except for American Guaranty & Trust Company, whose address is 220 Continental Drive, Newark, Delaware 19713 owned of record and beneficially 23,142,070.792 shares amounting to 9.2% of the outstanding shares of the Company (8.8% of the voting power) which included 3,520,339.863 shares of the Common Stock Fund amounting to 8.3% of such Fund, 2,273,210.668 shares of the Balanced Fund amounting to 11.5% of such Fund, 1,473,441.28 shares of the Growth Fund amounting to 19.4% of such Fund, 1.302,097.866 shares of the Small Company Fund amounting to 5.5% of such Fund, 1,836,406.151 shares of the World Fund amounting to 27.3% of such Fund, 2,795,891.681 shares of the High Yield Fund amounting to 30.1% of such Fund, 4,072,021.466 shares of the Bond Fund amounting to 24.2% of such Fund, 755,422.62 shares of the Government Securities Fund amounting to 10.3% of such Fund, 311,211.575 shares of Short Maturity Fund amounting to 4.3% of such Fund, 4,278,649.16 shares of the Money Market Fund amounting to 4.3% of such Fund, 468,674.781 shares of the Tax-Free Income Fund amounting to 7.2% of such Fund, and 2,194.839 shares of the New York Fund amounting to 0.2% of such Fund. National Life and its affiliates also owned 52,508.842 shares of the Pennsylvania Fund amounting to 2.0% of the outstanding shares on such date.

        As of December 31, 1998, none of the approximately 116,205 shareholders owns as much as 5% of the voting stock of any Fund except National Life and its affiliates, and except for the following shareholders of the New York Fund: Mr. Louis P. Dicerbo, 261 Madison Avenue, New York, New York 10016-2303 - 148,410.254 shares amounting to 12.9% of the class; Donaldson, Lufkin & Jenrette Securities Corporation Inc., P. O. Box 2052, Jersey City, New Jersey 07303-2052, 122,448.98 shares amounting to 10.7% of the class; Mr. John Kenny Carlin and Mary Anne Carlin, 6110 South County Line Road, Burr Ridge, Illinois 60521-5220, 84,411.691 shares amounting to 7.3% of the class; Ms. Arlene Federico, 39 Fruitledge Road, Brookville, New York 11545-3315 - 69,588.094 shares amounting to 6% of the class; and the following shareholder of the Short Maturity Fund: PaineWebber for the Benefit of Catherine V. Robinson, 1970 Pompano Drive, Garden City, South Carolina 29576-5534 - 366,195.376 shares amounting to 5.1% of the class.

        In the case of the High Yield Fund and the World Fund, the ownership by National Life and its affiliates may be deemed to be a controlling interest in the Fund. As a result, on matters in which these Funds vote separately as a class, it may be difficult for the other shareholders to adopt resolutions opposed by National Life, or to defeat proposed resolutions supported by National Life. National Life is organized under the laws of the State of Vermont.


                             THE INVESTMENT ADVISOR


        The Advisor provides general supervision of the Funds' investments as well as certain administrative and related services. The Advisor is a Vermont general partnership, the general partners of which are affiliates of National Life, Provident, and Penn Mutual. National Life's affiliate is the majority partner of the Advisor. Patrick E. Welch, the Chairman and Chief Executive Officer of the Funds, is also Chairman and Chief Executive Officer of National Life. As such, he may be deemed to control the Advisor. Joseph M. Rob, the President of the Funds, is also Chief Executive Officer of SFSC, the Funds' distributor, Sentinel Administrative Service Company, the Funds' transfer agent and fund accounting service provider, and Sentinel Management Company, an umbrella partnership which coordinates the activities of the other partnerships. SFSC, Sentinel Administrative Service Company and Sentinel Management Company are all also Vermont general partnerships of which the general partners are affiliates of National Life, Provident and Penn Mutual, with National Life being the majority partner in each case. Mr. Rob is also Chairman, Chief Executive Officer and President of Equity Services, Inc., a broker-dealer which is wholly owned by National Life. John M. Grab, Jr., Thomas
P. Malone, and D. Russell Morgan, the Vice President, Vice President and Treasurer, and Secretary of the Funds, respectively, also hold the positions with the affiliates of the Advisor shown on pages .

        As compensation in full for services rendered under its advisory agreement applicable to all Funds other than the High Yield Fund, the Growth Index Fund and the Flex Cap Opportunity Fund, the Company will pay to the Advisor a monthly fee determined as follows: (1) With respect to the Small Company, Growth, World and Balanced Funds: 0.70% per annum on the first $200 million of aggregate average daily net assets of such funds in the aggregate; 0.65% per annum on the next $100 million of such assets; 0.60% per annum on the next $100 million of such assets; and 0.55% per annum on such assets in excess of $400 million. (2) With respect to the Common Stock Fund: 0.55% per annum on the aggregate average daily net assets of the Fund. (3) With respect to the Bond, New York, Tax-Free Income, Government Securities and Short Maturity Government Funds: 0.55% per annum on the first $200 million of aggregate average daily net assets of such funds in the aggregate; 0.50% per annum on the next $200 million of such assets; and 0.45% per annum on such assets in excess of $400 million. (4) With respect to the Money Market Fund: 0.40% per annum on the first $300 million of aggregate average daily net assets; and 0.35% per annum on such assets in excess of $300 million. Under a separate advisory agreement with the High Yield Fund, the Advisor receives from the High Yield Fund a fee based on the average daily value of the net assets of the High Yield Fund in accordance with the following schedule: 0.75% per annum on the first $100 million of average daily net assets of the High Yield Fund; 0.70% per annum on the next $100 million of such assets; 0.65% per annum on the next $100 million of such assets; and 0.60% per annum on such assets in excess of $300 million. Under a separate advisory agreement with the Growth Index Fund, the Advisor receives from the Growth Index Fund a fee based on the average daily value of the net assets of the Growth Index Fund equal to 0.30% per annum on such average daily net assets. Under a separate advisory agreement with the Flex Cap Opportunity Fund, the Advisor receives from the Flex Cap Opportunity Fund a fee based on the average daily value of the net assets of the Flex Cap Opportunity Fund equal to 0.90% per annum on such average daily net assets. Before waivers of advisory fees, for the fiscal year ended November 30, 1998, such fees aggregated $16,207,972, for the fiscal year ended November 30, 1997, such fees aggregated $13,907,812, and for the fiscal year ended November 30, 1996, such fees aggregated $11,732,548. Of the above advisory fees, $519,063 were waived in the fiscal year ended November 30, 1998.


        As compensation in full for services rendered under its advisory agreement, the Pennsylvania Fund pays to the Advisor a monthly fee of 0.55% per annum on the first $50 million of aggregate average daily net assets of the Fund; 0.50% per annum on the next $50 million of such assets; and 0.45% per annum on such assets in excess of $100 million. For the fiscal years ended November 30, 1998, November 30, 1997 and November 30, 1996, the Pennsylvania Fund paid advisory fees of $190,754, $188,819, and $189,231, respectively. Of these advisory fees, $ 135,034 were waived in the fiscal year ended November 30, 1998.


        Under the Company's advisory agreement applicable to all Funds other than the High Yield Fund, the Growth Index Fund and the Flex Cap Opportunity Fund, fees are allocated to the various Funds of the Company which share common fee schedules in proportion to such Funds' net assets.


         Effective March 31, 1999, the Advisor has voluntarily agreed for a period at least until November 30, 1999, to waive the following Funds' advisory fees or other expenses necessary to limit these Funds' overall expense ratios to the amounts shown below:

         Bond Fund Class A shares.....................................0.76%
         Government Securities Fund Class A shares....................0.83%
         Short Maturity Government Fund Class A shares................0.77%
         Tax-Free Income Fund Class A shares..........................0.73%
         Pennsylvania Fund Class A shares.............................0.69%
         New York Fund Class A shares0................................0.00%

In the case of the Bond Fund, the waiver of advisory fees also benefits the Class B shares of the Bond Fund, which will experience the same reduced effective advisory fee rate as the Class A shares of the Bond Fund. The Advisor currently intends to reset the above expense caps annually to amounts approximately equal to 90% of the average expense ratios of the Class A shares of such Funds' peer groups (except that in the case of the Short Maturity Government Fund, the expense cap is expected to be increased by approximately 0.15% to take that Fund's higher Rule 12b-1 fee into account). However, these arrangements may be changed or terminated at any time after November 30, 1999.


         Effective September 10, 1999, the Advisor has voluntarily agreed for a period at least until November 30, 2000, to waive advisory fees or other expenses necessary to cap the expense ratio of the Growth Index Fund at 0.65%.


         In addition to the above waiver program, the Advisor has a policy of waiving advisory fees to the extent, if any, necessary to maintain the aggregate expense ratios of the Class A shares of all of the Funds, except for the World Fund, to 1.30%. In the event that a waiver were required under this policy, the waiver would apply to the same extent across all classes of shares of these Funds, and the aggregate expense ratios of the Class B and Class C shares of these Funds, and the Class D shares of the Balanced Fund, would be reduced proportionately. Although the Advisor has no present intention to do so, this arrangement may be terminated at any time. The aggregate expense ratio of the Class A shares of the Funds was less than 1.30% during fiscal 1998, and no reimbursement was required under this policy.


        The Company's advisory agreement applicable to all Funds other than the High Yield Fund, which was approved by the Company's shareholders on November 30, 1992, the advisory agreement applicable to the High Yield Fund, which was approved by the Company's Board of Directors on March 14, 1997 and the High Yield Fund's shareholders on June 20, 1997, the advisory agreement applicable to the Growth Index Fund, which was approved by the Company's Board of Directors on June 10, 1999 and the Growth Index Fund's shareholders on September 13, 1999, and the advisory agreement applicable to the Flex Cap Opportunity Fund, which was approved by the Company's Board of Directors on December 9, 1999 and the High Yield Fund's shareholders on February , 2000, must each be approved annually by vote of the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the applicable Fund, but in either event it must also be approved by a vote of a majority of the directors who are not parties to the contract, or "interested persons", as defined in the 1940 Act, of any such party cast in person at a meeting called for the purpose of voting on such approval. With respect to the submission of the Company's advisory agreement applicable to all Funds other than the High Yield Fund, for approval by the shareholders, such matters shall be deemed to be acted upon effectively with respect to any class of the Company if a majority of the outstanding voting securities of such class vote for approval of such matter, notwithstanding (A) that such matter has not been approved by a majority of the outstanding voting securities of any other class affected by such matter, and (B) that such matter has not been approved by a vote of a majority of the outstanding voting securities of the Company.


        The Pennsylvania Fund's advisory agreement, which was approved by the shareholders of the Fund on February 19, 1993, must be approved annually by vote of the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Pennsylvania Fund, but in either event it must also be approved by a vote of a majority of the trustees who are not parties to the contract, or "interested persons", as defined in the 1940 Act, of any such party cast in person at a meeting called for the purpose of voting on such approval.

        Each advisory agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board, or, with respect to a particular Fund, by a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Fund.


        As described in the Prospectus, with respect to the World Fund only, the Advisor has entered into a sub-advisory agreement with INVESCO dated July 1, 1999. In accordance with this sub-advisory agreement, INVESCO provides the World Fund with a continuous investment program consistent with its stated investment objectives and policies. The Advisor pays to INVESCO a fee equal to the greater of (i) 0.375% per annum of the World Fund's aggregate average daily net assets up to $500 million, and 0.30% per annum of such net assets in excess of $500 million, or (ii) $20,000 per year. Such fee is paid monthly in arrears. The sub-advisory agreement must be approved annually in one of the same ways as for the Company's advisory agreement as described above. The sub-advisory agreement also may be terminated by either INVESCO or by action of the Board of Directors of the Company or the shareholders of the World Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment. For the period April 1, 1996 to February 28, 1997, INVESCO provided the same services under an identical sub-advisory agreement dated April 1, 1996, and prior to that, Cashman Farrell & Associates was the subadvisor under a similar sub-advisory agreement.

        Also as described in the Prospectus, the Advisor has entered into a sub-advisory agreement with Evergreen with respect to the High Yield Fund. Pursuant to this agreement, Evergreen provides the Advisor with a continuous investment program consistent with the High Yield Fund's stated investment objectives and policies. Under this agreement, the Advisor pays a fee to Evergreen equal to one half of the fee paid by the High Yield Fund to the Advisor, provided that the fee paid by the Advisor to Evergreen will always be at least 0.35% per annum of the average daily net assets of the High Yield Fund. This agreement became effective June 20, 1997. This sub-advisory agreement also may be terminated by either of the Advisor or Evergreen or by action of the Board of Directors of the Company or the shareholders of the High Yield Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment.

        As described in the Prospectus Supplement, the Advisor has entered into a sub-advisory agreement with Alger with respect to the Flex Cap Opportunity Fund. Pursuant to this agreement, Alger provides the Advisor with a continuous investment program consistent with the Flex Cap Opportunity Fund's stated investment objective and policies. Under this agreement, the Advisor pays a fee to Alger equal to 0.50% per annum of the average daily net assets of the Flex Cap Opportunity Fund. This agreement became effective February , 2000. This sub-advisory agreement also may be terminated by either of the Advisor or Alger or by action of the Board of Directors of the Company or the shareholders of the Flex Cap Opportunity Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment.




        The fees paid to INVESCO and Evergreen by the Advisor for the fiscal year ended November 30, 1998 were $430,058 and $253,092, respectively. The fees paid to INVESCO and Evergreen by the Advisor for the fiscal year ended November 30, 1997 were $329,200 and $52,589, respectively; the fees paid by the Advisor to INVESCO were $166,806 for the period April 1, 1996 to November 30, 1996, and the Advisor paid $66,645 to Cashman Farrell for the period December 1, 1995 to March 31, 1996, for a total of $233,451 for the fiscal year ended November 30, 1996.

                             PRINCIPAL UNDERWRITER

        SFSC acts as the principal underwriter of shares of the Funds. Its principal business address is National Life Drive, Montpelier, Vermont 05604. The Funds receive the net asset value, as determined for the purpose of establishing the offering price, of each share sold. SFSC has advised the Funds that it allows dealer concessions as shown in the Prospectus, except that items of a promotional nature amounting in value to not more than $100 may be given from time to time as a sales incentive to registered representatives. SFSC has advised the Funds that the total amount of underwriting commissions paid to it in the fiscal years ended November 30, 1998, 1997 and 1996 were $4,834,945, $4,790,051, and $5,908,736, respectively. Of this amount, SFSC retained, in the fiscal years ended November 30, 1998, 1997 and 1996, $153,177, $148,883 and
$181,026.

        During the fiscal year ended November 30, 1998, SFSC also received $360,069 in contingent deferred sales loads. It did not receive any brokerage commissions or other compensation from the Funds. The distribution contracts of the Company and the Pennsylvania Fund provide that SFSC use its best efforts to continuously offer the Funds' shares. These contracts may be terminated by either party thereto on 60 days' written notice, without penalty, and they terminate automatically in the event of their assignment. The distribution contracts must be approved annually in one of the same ways as described above for the advisory agreements.

                             THE DISTRIBUTION PLANS


         The Company and the Pennsylvania Fund have adopted several plans pursuant to Rule 12b-1 under the 1940 Act. One such plan applies to the Class A shares of the Company's Funds (other than the Money Market Fund). In addition, the Short Maturity Government Fund has a separate Supplemental Distribution Plan applicable only to it. The Pennsylvania Fund has a Distribution Plan applicable only to it. The Class B shares of the Small Company, World, Common Stock, Balanced, and Bond Funds have adopted a Class B Distribution Plan, effective April 1, 1996. The Plans were extended to include the High Yield Fund's Class A and Class B shares on March 14, 1997, and the Class B Distribution Plan was extended to include the Class B shares of the Growth Fund effective January 12, 1998. The Plans were extended to include the Class A shares and Class B shares of the Growth Index Fund on June 10, 1999. Effective May 4, 1998, the Class C shares of the Common Stock, Balanced, World and High Yield Funds have adopted a Class C Distribution. The Class D shares of the Balanced Fund adopted a Class D Distribution Plan on August 21, 1998 Plan (all of these plans are collectively hereinafter referred to as the "Plans"). The Plans were further extended to include the Class A, Class B and Class C shares of the Flex Cap Opportunity Fund on December 9, 1999. In all cases, the Plans reimburse SFSC for expenses actually incurred.


         The Class A, Class B and Class C shares of each Fund (except for the Money Market Fund) paid fees for the various activities shown below under the Plans in the amounts set forth below for the fiscal year ended November 30, 1998:


                                                                   RECOVERY OF              SALARY            RENT
                                     SERVICE FEES                 PREPAID SALES             AND               & OTHER
FUND                                PAID TO DEALERS                COMMISSION               BENEFITS          MISC. EXP.

COMMON                                   $ 2,200,360               $ 774,994            $1,436,259         $ 166,100
BALANCED                                     572,883                 252,349               225,985            35,521
GROWTH                                       143,487                  15,432                61,228             9,508
SMALL COMPANY                                218,637                  72,161                44,797            12,350
WORLD                                        216,941                 108,476                33,592            11,464
HIGH YIELD                                    28,342                 200,327                14,366             4,923
BOND                                          92,335                  75,365                43,939             9,860
GOVERNMENT                                    60,084                       -                29,158             7,295
SHORT MATURITY                               136,951                       -                18,914             5,594
TAX-FREE                                      69,781                       -                38,826             8,735
N.Y. TAX-FREE                                  9,171                       -                 2,237               895
PA TAX-FREE                                   25,865                       -                16,223             3,402

                    TOTAL                 $ 3,774,837            $ 1,499,104      $1,965,524 1,965,524          $ 275,647



                                                PROSPECTUS
                                                PRINTING &                                          TOTAL
                                                     SALES                    TRAVEL &              12B-1
FUND                                             PROMOTION               ENTERTAINMENT            ACCRUAL

COMMON                                           $ 904,192                $ 250,571           $5,732,476
                                                                                               5,732,476
BALANCED                                           198,650                   53,784            1,339,172
GROWTH                                              58,328                   14,285              302,268
SMALL COMPANY                                       78,852                   18,523              445,320
WORLD                                               67,119                   17,228              454,820
HIGH YIELD                                          57,915                    7,465              313,338
BOND                                                55,211                   15,040              291,750
GOVERNMENT                                          41,373                   11,160              149,070
SHORT MATURITY                                      30,758                    8,513              200,730
TAX-FREE                                            47,352                   13,306              178,000
N.Y. TAX-FREE                                        4,753                    1,374               18,430
PA TAX-FREE                                         18,691                    5,189               69,370
                                                                                                       -
          TOTAL                                $ 1,563,194                $ 416,438           $9,494,744
                                                                                               9,494,744



        Under the Plan applicable to the Class B shares of the Funds, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class B shares of the relevant Funds (except that this amount will be less for the High Yield Fun Class B shares for so long as National Life maintains a significant investment in High Yield Fund Class B shares). SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class B shares, service fees to brokers with respect to the Class B shares, and the same types of other marketing expenses for which SFSC receives reimbursement under the Plans applicable to the Class A shares.

        Under the Plan applicable to the Class C shares of the Funds, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class C shares of the relevant Funds. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class C shares, and pay continuing commissions and service fees to brokers with respect to the Class C shares.

        Under the Plan applicable to the Class D shares of the Balanced Fund , it is expected that the amounts payable to SFSC will be equal to 0.75% of the net assets of the Class D shares of the Balanced Fund. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class D shares.


        The Boards of the Funds believe that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and for the Funds to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Since SFSC receives no other compensation from the Funds, the Boards believe it would benefit the Funds to have monies available for the direct distribution activities of SFSC in promoting the sale of shares of the Funds.


        The Plans have been approved by the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees, including all of the directors/trustees who are not interested persons as defined in the 1940 Act. The Plans must be renewed annually by the Boards, including a majority of the directors/trustees who are not interested persons and who have no direct or indirect financial interest in the operation of the Plans. It is also required that the selection and nomination of such directors/trustees be done by the disinterested directors/trustees. The Plans and any distribution agreement may be terminated at any time, without penalty, by such directors/trustees on 60 days' written notice. SFSC or any dealer may also terminate their respective distribution agreement at any time upon written notice.


        The Plans and any distribution agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Funds' outstanding shares, and all such material amendments to any Plan or any distribution agreement also shall be approved by a vote of a majority of the disinterested directors/trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

        SFSC is required to report in writing to the Board of Directors of the Company and the Board of Trustees of the Pennsylvania Fund at least quarterly on the amounts and purpose of any payments made under the Plans and any distribution agreement, as well as to furnish the Boards with such other information as reasonably may be requested in order to enable the Boards to make informed determinations of whether the Plans should be continued.


                          THE FUND SERVICES AGREEMENTS

        Sentinel Administrative Service Company ("Sentinel Service"), in accordance with its Fund Services Agreements with the Funds, provides the Funds with certain fund accounting, financial administration, transfer agency and shareholder relations services. Sentinel Service performs the transfer agency responsibilities utilizing, through Investors Fiduciary Trust Company ("IFTC"), the computer system of DST Systems, Inc. ("DST") on a remote basis.

        For these services, the Fund Services Agreements provide for the Funds to pay to Sentinel Service fixed fees totalling $926,500 per year for fund accounting and financial administration services. The Agreements also provide for an annual fee for transfer agency and shareholder relations services to the Company and the Pennsylvania Fund of $2,563,000 and $37,000, respectively, plus amounts equal to annual rates of $15 per shareholder account in excess of 106,500 and 1,500, respectively, in each case as of the last day of the month preceding the installment due date. Each Fund also is responsible for the charges for remote access to the computer system of DST. Generally, this is a fixed annual charge per shareholder account, plus certain out-of-pocket expenses, minus certain credits. The fixed fees are subject to increase under inflation clauses for fiscal years beginning December 1, 1994, and thereafter, to the extent approved by the Board of Directors or Board of Trustees. Fees are payable monthly in arrears.

        Total fees payable to Sentinel Service under the Fund Services Agreements for the years ended November 30, 1998, 1997, and 1996 were $3,596,581, $3,526,500, and $3,526,500, respectively.

        Sentinel Service is a Vermont general partnership of which affiliates of National Life, Provident and Penn Mutual are the general partners.

        The Company's Fund Services Agreement was approved by the Company's shareholders on November 30, 1992, and the Pennsylvania Fund's Fund Services Agreement was approved by that Fund's shareholders on February 19, 1993. The agreements were approved by the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees on August 13, 1992 and August 14, 1992, respectively. Each agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of each Fund, but in either event it must also be approved by a vote of a majority of the directors/trustees who are not parties to the contract, or interested persons, as defined in the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Fund Services Agreements will terminate automatically in the event of their assignment and are terminable at any time without penalty by the applicable Board or, as to a particular Fund, by a majority of the applicable Fund's outstanding voting securities on not more than 60 days' written notice to Sentinel Service and by Sentinel Service on 60 days' notice to the Fund.

                             PORTFOLIO TRANSACTIONS
                           AND BROKERAGE COMMISSIONS


         The Funds' policy, other than for the Flex Cap Opportunity Fund, in the case of listed securities is to place its orders with firms that are members of a stock exchange on which such securities are listed or traded and in the case of securities traded in the over-the-counter market to deal directly with dealers who are primary market makers in such securities, without the use of a broker unless the Funds can obtain better price or execution through the use of a broker. Purchases are made for investment and not for trading purposes, except for the fixed income Funds where trading may be an important factor. Subject to the direction and control of the Boards and in accordance with its advisory agreements, the Advisor supervises the investments of the Funds and, as an essential feature thereof, places orders for the purchase and sale of portfolio securities and supervises their execution, including negotiating the amount of the commission rate paid, in each case at prices it believes to be the best then available, taking into consideration such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer as well as the extent to which a broker capable of satisfactory execution may provide research information and statistical and other services to the Advisor. Sales of shares of the Funds may also be considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds, subject to the conditions that commissions paid to such broker-dealers be no higher than would otherwise be paid, and that the prices be, in the judgment of the Advisor, the best then available.

         To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, portfolio transactions for the Flex Cap Opportunity Fund will be executed through Fred Alger & Company, Incorporated (the "Alger Broker"), if in the judgment of Alger, the use of the Alger Broker is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, the Alger Broker charges the Flex Cap Opportunity Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.

         In selecting brokers or dealers to execute portfolio transactions for the Flex Cap Opportunity Fund, Alger seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.


        In making such purchases and sales, the brokerage commissions are paid by the Funds. The Funds may also buy or sell securities from, or to, dealers acting as principals.


        Section 28(e) of the 1934 Act, which was enacted by Congress in connection with the elimination of fixed commission rates on May 1, 1975, provides that, except as agreements such as investment advisory contracts otherwise provide, money managers such as the Advisor and the Funds' subadvisors will not be deemed to have acted unlawfully or to have breached a fiduciary duty if, subject to certain conditions, a broker-dealer is paid in return for brokerage and research services an amount of commission for effecting transactions for accounts, such as the Funds, in excess of the amount of commission another broker-dealer would charge for effecting the transaction. In order to cause the Funds to pay such greater commissions, the Advisor or subadvisor has to determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Advisor's or subadvisor's overall responsibilities to the Funds and to its other clients.


        Brokerage and research services, as provided in Section 28(e) of the 1934 Act, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).


Although research and market and statistical information from brokers and dealers can be useful to the Funds, to the Advisor, and to the subadvisors, it is the opinion of the management of the Funds that such information is only supplementary to the Advisor's and the subadvisors' own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff or the subadvisors' staffs.


        The Advisor obtains several research services specifically in exchange for commissions paid by the Funds and its other clients. These services primarily consist of electronic research services from Bloomberg, ILX, Factset, and First Call. The Funds also obtain Lipper Directors' Analytical Data from Lipper Analytical Distributors, Inc., in exchange for Fund brokerage commissions. This service is available only for brokerage commissions.


        The research services provided by brokers through which the Funds effect securities transactions may be used by the Advisor or the subadvisors in managing its other client accounts, as well as the Funds. However, the Advisor and the subadvisors use the commissions paid by most of their other client accounts to obtain research services as well, and this research is also useful in managing the Funds' accounts, as well those of other clients.


        Except for implementing the policies stated above, there is no commitment to place portfolio transactions with brokers or dealers who provide investment research. The Advisor has advised the Funds that it is not feasible to assign any precise value to services provided by such brokers and dealers to it, nor does the use of such services reduce its expense by any measurable or significant amount. For the years ended November 30, 1998, 1997, and 1996, the Funds paid total brokerage commissions of $1,804,189, $1,467,627, and $1,156,527, respectively. Brokerage commissions paid by each Fund were as follows:


                                                      Year Ended
Fund                                  11/30/98         11/30/97        11/30/96
----
Common Stock                         $1,152,082        $860,093        $656,739
Balanced                                194,922         119,380          91,540

Growth                                  255,666         222,905         135,426
Small Company                           201,520         128,474         162,972


World                                    90,926         136,775         109,850
High Yield(1)                              ---           ---              ---
Bond                                       ---           ---              ---
Government Securities                      ---           ---              ---
Short Maturity Gov't (2)                   ---           ---              ---
Money Market                               ---           ---              ---
Tax-Free Income                            ---           ---              ---
New York (3)                               ---           ---              ---
Pennsylvania                               ---           ---              ---
Growth Index (4)                           ---           ---              ---
================                           ===           ===              ===
Flex Cap Opportunity(5)                    ---           ---              ---
========================                   ====          ===              ===


(1)  Commenced operations on June 23, 1997
(2)  Commenced operations on March 24, 1995.
(3)  Commenced operations on March 27, 1995.
(4)  Commenced operations on September 10, 1999.
(3)  Commenced operations on February   , 2000.


The Funds paid brokerage commissions of $28,702, $24,384 and $30,367 to Janney Montgomery Scott Inc. for the fiscal years ended November 30, 1998, 1997 and 1996, repsectively. Janney Montgomery Scott, Inc. is wholly owned by Penn Mutual, an affiliate of a general partner of the Advisor. These commissions were 1.6% of the Funds' aggregate brokerage commissions paid in the fiscal year ended November 30, 1998. The commission rate applicable to all such transactions was $.06 per share, the same commission rate paid by the Funds in all its transactions. The Funds believes that the aggregate dollar amount of transactions involving the payment of commissions to Janney Montgomery Scott, Inc. was not materially different than the 1.6% of total commissions that were paid to Janney Montgomery Scott, Inc.

Such commissions were allocated on the basis of research and statistical or other services provided by the dealer, although selling group dealers may have participated therein. Of the total commissions paid by the Funds, 100% was allocated in 1998, 1997, and 1996 to brokers or dealers whose furnishing of research information was a factor in their selection.


                               PORTFOLIO TURNOVER


        Purchases for the Small Company, Growth, Common Stock, Growth Index, World, Balanced and Pennsylvania Funds are made for long-term investment, and not for short-term trading profits. However, during rapidly changing conditions, there necessarily may be more portfolio changes than in a more stable period and these may result in short-term gains or short-term losses.

        The Flex Cap Opportunity Fund may have a high level of portfolio turnover. This Fund may engage in relatively short term trading in some stocks. This activity may create higher transaction costs due to commissions and other expenses. In addition, a high level of short term trading may increase the Flex Cap Opportunity Fund's realized gains, thereby increasing the amount of taxable distributions to shareholders at the end of the year.


        In pursuit of the investment objectives of the High Yield, Bond, Government Securities, Short Maturity Government, Tax-Free Income and New York Funds, it is expected that assets will be managed actively. In order to maximize income and protect the income stream or improve the quality of the portfolio, in light of market and economic conditions as interpreted or anticipated by the Advisor, these Funds' portfolios will be monitored constantly and will be adjusted when deemed appropriate in furtherance of the Funds' investment objectives. Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly market value, not including short-term securities.

        There were no significant variations in the Funds' portfolio turnover rates over the two most recently completed fiscal years, or any anticipated variations in these portfolio turnover rates from those in the fiscal year ended November 30, 1998, except for the Short Maturity Government Fund, for which portfolio turnover increased from 61% to 229%, due to increased dollar roll activity and more active trading in response to more volatile spreads in mortgage-backed securities. The Government Securities Fund's portfolio turnover rate also increased from 249% in fiscal 1997 to 355% in fiscal 1998, due to increased dollar roll activity, but 1998's portfolio turnover rate was not significantly greater than other recent years for this Fund.

                                 CAPITALIZATION

        Shares of the Company's common stock and shares of beneficial interest in the Pennsylvania Fund are fully paid and non-assessable. Each such share is freely assignable to another bona fide investor by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and, also, by an investor who has held such Fund shares for not less than 30 days. Each share of the Company is entitled to one vote per dollar of net asset value per share, on matters on which all Funds of the Company vote as a single class. Each share of the Pennsylvania Fund entitles the holder to one vote for all purposes.

        The proceeds from the sale of shares of each Fund or class of shares of the Company and all income, earnings and profits therefrom irrevocably appertain to the Fund or class of shares. Each such Fund or class of shares records all liabilities (including accrued expenses) in respect of such Fund or class of shares, as well as a share of such liabilities (including general liabilities of the Company) in respect to two or more Funds or classes of shares, in proportion to their average net assets, or in proportion to the number of their respective shareholders. The Company's Board has adopted an "Amended Rule 18f-3 Plan" under which the methods of allocating income and expenses among classes of shares of each Fund which has multiple classes, is specified, and the Company intends to comply fully with the provisions of Rule 18f-3 under the 1940 Act in allocating income and expenses among the classes of such Funds. If any reasonable doubt exists as to the Fund or class of shares to which any asset or liability appertains, the Board may resolve such doubt by resolution.

        In the case of dissolution or liquidation of the Company, the shareholders of each Fund of the Company are entitled to receive ratably per share the net assets of such Fund, with any general assets of the Company distributed ratably per share, regardless of the Fund.

        Voting rights are non-cumulative, meaning that the holders of more than 50% of the shares voting for the election of directors/trustees can elect 100% of the directors/trustees being voted upon if they choose to do so, and, in such event the holders of the remaining minority of the shares voting for the election of directors/trustees will not be able to elect any person or persons to the Board.


                             HOW TO PURCHASE SHARES
                                      and
                              REDUCE SALES CHARGES


        Shares of the Funds may be purchased at the public offering price from any authorized investment dealer as described in the Prospectus. The public offering price of Class A shares, which are offered by every Fund, is the sum of the current net asset value per share plus a sales charge which ranges from 5.0% to 0% of the purchase price. The public offering price of Class B shares, which are offered by the Common Stock, Balanced, Growth, Small Company, World, High Yield and Bond Funds, is equal to the current net asset value per share. The public offering price of Class C shares, which are offered by the Common Stock, Balanced, World and High Yield Funds, and the Class D shares offered by the Balanced Fund, is also equal to the current net asset value per share. A contingent deferred sales charge ("CDSC") may apply to redemptions of Class B and Class D shares, redemption of Class C shares in the first year after purchase, or to redemptions of Class A shares where the initial sales charge was zero based on a purchase of $1,000,000 or more. See "Purchase Options" in the Prospectus.


        The Group Purchase Program - Clients of a single registered representative or group of affiliated registered representatives who make purchases by opening new accounts within a 60-day period and whose funds for such purchases all originate from a single other source may aggregate such purchases for purposes of determining the applicable sales charge level or CDSC schedule for such purchases.

                     ISSUANCE OF SHARES AT NET ASSET VALUE

        Subject to the applicable provisions of the 1940 Act, certain investors may purchase Class A shares of the Funds at net asset value. Such investors are listed in the Prospectus. Such investors include officers, directors and employees of the Funds, the Advisor, and the Advisors' affiliates. See "Purchase Options - Class A Shares - Reduced Sales Charges" in the Prospectus.

        The Funds normally will buy back your shares on demand on any business day (as defined below). Class A shares generally are repurchased at current net asset value; a CDSC may be payable on redemptions of Class B, Class C or Class D shares, or Class A shares of the Money Market Fund received in exchange for Class C shares of another Fund or Class D shares of the Balanced Fund, and will be deducted from the redemption proceeds. For further information, please refer to the Prospectus.


                        DETERMINATION OF NET ASSET VALUE

        The net asset value per share of each Fund or class of shares is computed by dividing the total value of the assets of that Fund or class of shares, less its liabilities, by the total number of such Fund's or class of shares' outstanding shares. Equity securities which are traded on a national securities exchange are valued at the last reported sale price each business day at the regular close of trading, currently 4:00 p.m. Eastern time. Equity securities for which there were no sales during the day are valued at the mean between the latest available bid and asked prices. Fixed-income securities are valued daily on the basis of valuations furnished by a pricing service which determines valuations for normal institutional-sized trading units of debt securities, without exclusive reliance upon quoted prices. These valuations by the pricing service are believed to reflect more accurately the fair market value of such securities. Net asset value is calculated once each business day, at 4:00 p.m. Eastern time, and becomes effective immediately upon its determination. Orders to purchase shares of the Funds received by dealers prior to 4:00 p.m. Eastern time will be confirmed on the basis of such closing price, provided they are received by the Distributor prior to the close of its business day. Orders received by dealers after 4:00 p.m. Eastern time will be confirmed on the same basis as previously stated with respect to the next business day. "Business day" means a day on which the New York Stock Exchange is open. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        The Money Market Fund values its portfolio securities based on their amortized cost in accordance with SEC regulations. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During such periods the yield to investors in the Money Market Fund may differ somewhat from that obtained in a similar investment company which uses mark-to-market value for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company which utilizes mark-to-market values and existing investors would receive less (more) investment income. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of $1.00.

        In accordance with the SEC rule permitting the use of the amortized cost method of valuation, the Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and must purchase instruments having remaining maturities of 397 days (13 months) or less. In addition, the Directors of the Company have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. The Company's Directors will review periodically the Money Market Fund's portfolio holdings to determine whether a deviation exists between the net asset value calculated using market quotations and that calculated on an amortized cost basis. In the event the directors determine that a deviation exists which may result in material dilution or other unfair results to existing shareholders, the Money Market Fund will take such corrective action as it regards as necessary and appropriate, including (i) the reduction of the number of outstanding shares of the Money Market Fund by having each shareholder proportionately contribute shares to the Money Market Fund's capital, (ii) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, (iii) the withholding of dividends or (iv) the establishment of a net asset value per share by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant net asset value of $1.00 per share, the shareholders will contribute proportionately to the Money Market Fund's capital the number of shares which represent the difference between the amortized cost valuation and the market valuation of the portfolio. Each shareholder will be deemed to have agreed to such contribution by such shareholder's investment in the Money Market Fund.

         Since the net income of the Money Market Fund is determined and declared as a dividend immediately prior to each time the asset value of the Money Market Fund is determined, the net asset value per share of the Money Market Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder's investment in the Money Market Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Money Market Fund in that shareholder's account and any decrease in the value of a shareholder's investment may be reflected by a reduction in the number of shares in the account. See "Taxes" below.


          COMPUTATION OF MAXIMUM OFFERING PRICES AT NOVEMBER 30, 1998


Class A Shares:

(Reduced offering prices apply on purchases of $100,000 or more of shares of the Funds, as described in the Prospectus.)



======================================================================================

                       Common                                                 Small
                       Stock               Balanced         Growth            Company          World
                       Fund                Fund             Fund              Fund             Fund

Net assets             $1,610,630,312      $330,066,783     $97,894,832       $109,597,879     $100,789,778

Shares outstanding       36,146,489          15,808,573       6,683,438         19,316,736        5,540,261
Net asset value per
  share (redemption
 price)                $44.56              $20.88           $14.65            $5.67            $18.19
Maximum offering
  price per share*     $46.91              $21.98           $15.42            $5.97            $19.15

======================================================================================
======================================================================================

                                                Government           Short Maturity
                           Bond                 Securities           Gov't.               Money Market
                           Fund                 Fund                 Fund                 Fund

Net assets                 $91,296,600          $76,498,486          $68,345,937          $98,115,042
Shares outstanding          14,157,366            7,313,259            6,917,259           98,115,042
Net asset value per
  share (redemption
  price)                   $6.45                $10.46               $9.88                $1.00
Maximum offering
  price per share*         $6.72                $10.90               $9.98                $1.00


======================================================================================
======================================================================================

                           Tax-Free
                           Income               New York             Pennsylvania         High Yield
                           Fund                 Fund                 Fund                 Bond Fund

Net assets                 $88,683,426          $11,977,632          $34,720,112          $31,119,632
Shares outstanding           6,437,752              982,448            2,576,514            3,190,634
Net asset value per
  share (redemption
  price)                   $13.78               $12.19               $13.48               $9.75
Maximum offering
  price per share*         $14.35               $12.70               $14.04               $10.16

======================================================================================


The Growth Index Fund and the Flex Cap Opportunity Fund did not exist as of November 30, 1998.


For the Common Stock Fund, Balanced Fund, Growth Fund, Small Company Fund and World Fund, the maximum offering price is 1000/950 times the net asset value per share. For the High Yield Bond Fund, Bond Fund, Government Securities Fund, Tax-Free Income Fund, New York Tax-Free Income Fund and Pennsylvania Tax-Free Trust, the maximum offering price is 1000/960 times the net asset value per share. For the Short Maturity Government Fund, the maximum offering price is 1000/990 times the net asset value per share. For the Money Market Fund, the maximum offering price per share is equal to the net asset value per share.

In the case of Class B, Class C shares and Class D shares, the maximum offering price is equal to the net asset value per share.

                                     TAXES

General


        Each Fund intends to continue to qualify (and the Flex Cap Opportunity Fund intends to elect and to qualify) for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, a Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B Class C and Class D shareholders, as applicable. Each Fund intends to distribute substantially all of such income.

        As discussed in the Prospectus, the Company consists of fouteen separate Funds. Each such Fund is treated as a separate corporation for federal income tax purposes and is thus considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Fund do not offset gains in another Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than at the Company level.

        Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income for federal income tax purposes. However, "exempt-interest dividends" (as defined in Section 852(b)(5) of the Code) not subject to federal income tax are expected to be paid by the Tax-Free Income Fund, "exempt-interest dividends" not subject to either federal income tax or Pennsylvania personal income tax are expected to be paid by the Pennsylvania Fund, and "exempt-interest dividends" not subject to either federal income tax or New York State and City personal income tax are expected to be paid by the New York Fund, as described in the Prospectus. Distributions made from an excess of net long-term capital gains over net short-term capital losses (hereinafter referred to as "capital gain dividends") are taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of the length of time the shareholder has owned such Fund's shares. Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, (as well as any amount of capital gain dividends in the different categories of capital gain referred to above), and the portion of any ordinary income dividends eligible for the dividends received deduction allowed to corporations under the Code. Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder for federal income tax purposes (assuming the shares are held as a capital asset).

        With the exception of exempt-interest dividends paid by the Tax-Exempt Funds, dividends are taxable to shareholders for federal income tax purposes even though they are reinvested in additional shares of the Funds. Generally, distributions by the Tax-Exempt Funds, the World Fund, the Bond Fund, the Government Securities Fund, the High Yield Fund, the Short Maturity Government Fund and the Money Market Fund will not be eligible for the dividends received deduction allowed to corporations under the Code. The Funds will allocate any dividends eligible for dividends received deduction among theClass A, Class B, Class C and Class D shareholders as applicable according to a method (which they believe is consistent with SEC Rule 18f-3 which authorizes the issuance and sale of multiple classes of shares) that is based on the gross income allocable to Class A, Class B, Class C and Class D shares during the taxable year, or such other method as the Internal Revenue Service may prescribe. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as having been paid by the RIC and received by its shareholders on December 31st of the year in which the dividend was declared.


        If the value of assets held by the Money Market Fund declines, the Board of Directors may authorize a reduction in the number of outstanding shares in shareholders' accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares will, for federal income tax purposes, be added to the basis of shareholders' remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Distributions, including distributions reinvested in additional shares of the Fund, will nonetheless be fully taxable for federal income tax purposes, even if the number of shares in shareholders' accounts has been reduced as described above.


        Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on most ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Company or the Pennsylvania Fund, as the case may be, or who, to the Company's or Pennsylvania Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.


        Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.


        Dividends and interest received by the World Fund (and to a lesser extent, some of the other Funds) may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the World Fund may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. Recent legislation permits a foreign tax credit to be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. A Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to "pass through" to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by such Fund. If a Fund satisfies the holding period requirements and if more than 50% in value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from a Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. Additionally, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in a Fund. The World Fund, and other Funds to the extent applicable, will report annually to shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For purposes of passing through the foreign tax credit, the World Fund will allocate foreign taxes and foreign source income among the Class A, Class B and Class C shares according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.


        No gain or loss will be recognized for federal income tax purposes by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares.


        If a shareholder exercises an Exchange Privilege as described below within 90 days of acquiring such shares, then the loss such shareholder can recognize on the exchange for federal income tax purposes will be reduced (or the gain increased) to the extent any sales charge paid to the Company (or Pennsylvania Fund) reduces any sales charge such shareholder would have owed for the shares of the new Fund in the absence of the Exchange Privilege. Instead, such sales charge will be treated as an amount paid for the new shares. Shareholders should consult their tax advisers regarding the state and local tax consequences of exchanging or converting classes of shares.


        A loss realized on a sale or exchange of shares of a Fund will be disallowed for federal income tax purposes if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


        The Code requires each Fund to pay a non-deductible 4% excise tax to the extent it does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains and foreign currency gains, determined on a November 30th year end, plus certain undistributed amounts from previous years. The Company and the Pennsylvania Fund anticipates that the Funds will make sufficient timely distributions to avoid the imposition of the excise tax. Since the required distributions are based only on taxable income, the excise tax generally will not apply to the Tax-Exempt Funds, discussed below.


        At November 30, 1998, the Bond, Government Securities, Short Maturity Government, High Yield and World Funds had capital loss carryforwards for federal income tax purposes of $3,731,389, $2,952,502, $1,289,609, $1,490,419 and $1,283,934, respectively.

Tax-Exempt Funds


        The Tax-Exempt Funds intend to continue to qualify to pay exempt-interest dividends. The relevant Code provision states that if, at the close of each quarter of the respective Fund's taxable year, at least 50% of the value of its total assets consists of obligations exempt from federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), such Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Tax-Exempt Fund which are attributable to interest on tax-exempt obligations and designated by the Company or the Pennsylvania Fund, as the case may be, as exempt-interest dividends in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Exempt-interest dividends may be treated by shareholders for all purposes as items of interest excludable from their federal gross income under Code Section 103(a). Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends will not be deductible by the shareholder for federal income tax purposes to the extent attributable to exempt-interest dividends. Each shareholder is advised to consult a tax advisor with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if such shareholder were to be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds", if any, held by the Tax-Exempt Funds.


        All or a portion of the Tax-Exempt Funds' gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income for federal income tax purposes rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of these Funds.

        Any loss upon the sale or exchange of Tax-Exempt Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.


        The Code subjects interest received on certain otherwise tax-exempt securities to a federal AMT. The AMT applies to interest received on private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject investors in such bonds, including shareholders of the Tax-Exempt Funds, to an AMT. The Tax-Exempt Funds may purchase such private activity bonds, and will report to shareholders before February 1 of each year the portion of such Fund's dividends declared during the preceding calendar year which constitutes an item of tax preference for AMT purposes. The Code further provides that corporations are subject to an AMT based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Tax-Exempt Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay the AMT on exempt-interest dividends paid by such Funds.


        The Code provides that every person required to file a tax return must include on such return the amount of exempt-interest dividends received from the Tax-Exempt Funds during the taxable year.

Tax Treatment of Options and Futures Transactions


        The Tax-Exempt Funds may purchase or sell financial futures contracts and call and put options on financial futures contracts. In general, unless an election is available to a Fund or an exception applies, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as having been sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Tax-Exempt Funds may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Tax-Exempt Funds solely to reduce the risk of changes in price or interest rates with respect to their investments.


        Code Section 1092, which applies to certain "straddles", may affect the taxation of the Tax-Exempt Funds' sales of securities and transactions in financial futures contracts or options thereon and the World Fund's sales of securities and transactions in forward foreign exchange contracts, discussed below. Under Section 1092, the Tax-Exempt Funds may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and closing transactions in financial futures contracts or options thereon. The World Fund likewise may be required to postpone recognition of losses in connection with its forward foreign exchange contracts.

Foreign Currency Transactions

        A forward foreign exchange contract held by the World Fund that is a
Section 1256 contract will be marked to market, as described under "Tax Treatment of Options and Futures Transactions". However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The World Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a
Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

        In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether a Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the diversification requirements applicable to RICs.


        Under the Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U. S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, a Fund may elect capital gain or loss treatment for such transactions. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of a shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in the Fund shares (assuming the shares were held as a capital asset). These rules, however, will not apply to certain transactions entered into by a Fund solely to reduce the risk of currency fluctuations with respect to its investments.


        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code section and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

        Ordinary income and capital gain dividends may also be subject to state and local taxes.

        Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government Securities. State law varies as to whether dividend income attributable to U.S. Government Securities is exempt from state income taxes.

        Shareholders are urged to consult their tax advisors regarding specific questions as to federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Funds.

                              SHAREHOLDER SERVICES

        Open Account An open account is established automatically for each new investor, unless elected otherwise, in which all income dividends and any capital gains distributions are reinvested in additional shares, without charge, at the then current net asset value. Purchases made in this account will be made at the offering price on the day federal funds are available to the Funds as described in the Prospectus.

        The Funds reserve the right at any time to vary the initial and subsequent investment minimums of any Fund and to reject any purchase order.

        Policyowners of National Life, Provident or Penn Mutual who invest policy dividends may open an account in any of the Funds with a minimum initial purchase of $50 or more of policy dividends and subsequent assignment of dividends to the Funds.

        Stock certificates will be issued upon written request and without charge.

        Except for confirmation of purchases made under the Open Account, the cost of these shareholder services are borne by the Funds.

        Automated Clearing House ("ACH") The ACH Network expedites the transfer of monies by electronically transmitting funds between member financial institutions. To take advantage of this convenient fund transfer method, you must provide Sentinel Service with a pre-designated destination. There is no charge for this service.

        Distribution Options Shareholders of the Funds may elect to reinvest automatically their income dividends and any capital gains distributions in additional full and fractional shares of any one of the other Funds at the net asset value of the selected Fund at the close of business on the valuation date for the dividend, without the payment of any charge. Before exercising this option, shareholders should read the portions of the Prospectus relating to the selected Fund's objectives and policies. The target and original accounts for dividends must be in different Funds.

        Automatic Investment Plan See the Prospectus for information and an application. The minimum initial investment and subsequent investment is $50.

        Telephone Investment Service See the Prospectus for information and an application.

        Check Writing Service (Class A shares of the High Yield, Bond, Government Securities, Short Maturity Government, Money Market, Tax-Free Income, New York and Pennsylvania Funds) A special feature of the Class A shares of these Funds is the Check Writing privilege available through IFTC. Any shareholder who would like to draw checks on his account should check the box on the application captioned "Check Writing Service" or subsequently, make a written request to the Funds. Checks then will be provided by IFTC. These checks may be made payable in any amount not less than $500, except for the Money Market Fund which has a minimum amount of not less than $250. Withdrawals by check may not be made until shares have been in the account for at least fifteen (15) days. The price at which shares will be redeemed to cover a check will be the net asset value determined on the day the check clears. Potential fluctuations in net asset value of the Funds' shares should be taken into account when writing checks. If a dividend or capital gains distribution is paid during the period between writing and clearing of a check, the shareholder will be entitled to the dividend or distribution, but the net asset value of the shares will be reduced by the amount of the dividend payment. Because shareholders cannot determine the exact redemption price of their shares at the time a check is written, closing an account through check writing is not possible.

        There is no fee for check writing, but, upon notice, a fee for this service may be charged in the future. Fees are charged for stop payments, insufficient funds or other valid reasons.

        Exchange Privilege This privilege also permits a shareholder whose financial needs have changed to transfer an investment from a National Life Variable Annuity account (presently the only such entity is the Variable Annuity Account I). Such transfers from a National Life Variable Annuity account are made without a sales charge on the basis of respective net asset values after payment of a fee of $75 (in addition to any applicable transfer taxes) to Sentinel Service for such transfer.

        An exchange is a taxable transaction for income tax purposes and any gain or loss realized is recognizable for such purposes.

        Reinstatement Privilege Shareholders who have redeemed all or part of their shares may reinvest all or part of the redemption proceeds at the current net asset value without charge if a written request is received or is postmarked within one year after the redemption. Short Maturity Government Fund shareholders who have held their shares for 90 days or less, however, may only use the reinstatement privilege to reinvest in the Short Maturity Government Fund. The privilege may be exercised only once by a shareholder as to any of the Funds except where the sole purpose of the transaction is to transfer the shareholder's interest or a portion thereof in the Funds to a trustee or custodian for such shareholder's Self-Employed Retirement Plan or IRA. If the shareholder realizes a gain on redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If the shareholder realizes a loss on redemption and subsequently uses the reinstatement privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested.

        If the reinstatement is made for the purpose of effecting a rollover into an IRA, as described in Section 408(d)(3) of the Code, of a distribution from a tax sheltered retirement plan which had been invested in shares of the Funds, such reinvestment of redemption proceeds may be made any time within 60 days from the date on which the investor received the distribution.


            TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD INFORMATION

        Each of the Funds (except the Money Market Fund) from time to time may include its average annual total return in advertisements or information furnished to present or prospective shareholders. The average annual total return for each of the Funds for the one, five and ten year periods ended November 30, 1998 were:


                                                             Average Annual Total Return for the
                                      One Year Ended             Five Years Ended           Ten Years Ended
                                      November 30, 1998          November 30, 1998          November 30, 1998
                                      -----------------          -----------------          -----------------
Common Stock Fund-A                   8.6%                        16.8%                     15.2%
Common Stock Fund-B                   9.5%                        17.4%(6)

Balanced Fund-A                       6.6%                        11.5%                     11.6%
Balanced Fund-B                       7.5%                        12.5%(6)

Growth Fund-A                         2.9%                        13.7%                     12.6%

Small Company Fund-A                  -2.5%                        10.9%                    10.5%(2)
Small Company Fund-B                  -1.8%                        9.9%(6)

World Fund-A                          4.8%                         10.2%                    13.0%(2)
World Fund-B                          5.4%                          9.7%(6)

High Yield Fund - A                   -1.4%                        4.0%(1)                  N/A
High Yield Fund - B                   -1.1%                        4.2%(1)                  N/A

Bond Fund-A                           3.6%                         5.5%                     8.4%
Bond Fund-B                           3.8%                         5.8%(6)

Gov. Sec. Fund-A                      5.6%                         5.6%                     8.1%

Short Maturity Fund-A                 5.6%                         6.4%(3)                  N/A

Tax-Free Income Fund-A                3.2%                         4.8%                      7.3%(4)



New York Fund-A                       4.0%                         6.6%(5)                  N/A

Pennsylvania Fund-A                   2.6%                         4.5%                     6.6%


Growth Index Fund-A(7)                N/A                          N/A                      N/A
Growth Index Fund-B(7)                N/A                          N/A                      N/A

Flex Cap Opp. Fund-A(8)               N/A                          N/A                      N/A
=======================               ===                          ===                      ===
Flex Cap Opp. Fund-B(8)               N/A                          N/A                      N/A
=======================               ===                          ===                      ===
Flex Cap Opp. Fund-C(8)               N/A                          N/A                      N/A
=======================               ===                          ===                      ===


(1) For the period June 23, 1997 (commencement of operations) through November 30, 1998. (2) For the period from March 1, 1993 (commencement of operations) through November 30, 1998. (3) For the period from March 24, 1995 (commencement of operations) through November 30, 1998. (4) For the period from October 1, 1990, when Sentinel Tax-Free Income Fund commenced operations, through
         November 30, 1998.
(5) For the period from March 27, 1995 (commencement of operations) through November 30, 1998. (6) For the period from April 1, 1996 (commencement of operations) through November 30, 1998.

(7)      Commenced operations on September 10, 1999.
(8)      Commenced operations on February    , 2000.

        The above amounts were computed by assuming a hypothetical initial payment of $1,000. From this $1,000 the maximum sales load of $50 (5.0% of the public offering price for the Class A shares of the Common Stock, Balanced, Growth, Small Company and World Funds; $40 (4.0% of the public offering price for the Class A shares of the Bond, Government Securities, Tax-Free Income, New York and Pennsylvania Funds); and $10 (1% for the Class A shares of the Short Maturity Government Fund) was deducted. It then was assumed that all of the dividends and distributions by each of the Funds over the relevant time period were reinvested. It then was assumed that at the end of the one-, five- or ten-year period, after taking into account all applicable recurring and nonrecurring expenses, the entire amount was redeemed. The average annual total return then was calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return). For the Class B shares, the maximum offering price is equal to the net asset value, and it is assumed that the investment is redeemed at the end of the period. No information is shown for the Class B shares of the Growth Fund and the Class C shares of the Common Stock, Balanced, World and High Yield Funds, since they had less than one year of results as of November 30, 1998, or for the Class D shares of the Balanced Fund, the Class A and B shares of the Growth Index Fund, or the Class A, B and C shares of the Flex Cap Opportunity Fund, which had not begun operations as of November 30, 1998.


        Each Fund's average annual total return and current yield will vary depending upon market conditions, the securities comprising such Fund's portfolio, such Fund's operating expenses and the amount of net capital gains or losses realized by such Fund during the period. An investment in any of the Funds will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

        Each of the Funds also from time to time may advertise its total return for specified periods without subtracting the sales load, to illustrate better the performance of money already invested in the Fund during those periods.


        On occasion, the Funds may compare their average annual total return figures to mutual fund averages such as those compiled by Lipper Analytical Services, Inc., and to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500, the Standard & Poors 500 BARRA Growth Index, the Standard & Poors 500 BARRA Value Index, the Standard and Poors 400 Midcap Index, the Russell 2000 Index and the Shearson Lehman Aggregate Bond Index.


        The High Yield, Bond, Tax-Free Income, Pennsylvania, New York, Government Securities and Short Maturity Government Funds' annualized yields for the 30-day period ended November 30, 1998 were:


                                Class A Shares              Class B Shares          Class C shares
High Yield                         9.55%                       9.43%                   8.47%
Bond Fund                          6.09%                       5.44%
Tax-Free Income                    3.91%                       NA
Pennsylvania                       3.99%                       N/A
New York                           4.33%                       N/A
Gov.'t Securities                  5.59%                       N/A
Short Maturity                     6.05%                       N/A

The average daily number of shares outstanding during the period that were eligible to receive dividends were:


                                Class A Shares              Class B Shares           Class C Shares
                                --------------              --------------           --------------
High Yield                         3,155,048                    5,683,846                190,006
Bond Fund                         14,174,880                    2,475,185

Tax-Free Income                    6,428,407                    N/A
Pennsylvania                       2,580,551                    N/A
New York                             969,691                    N/A
Gov.'t Securities                  7,339,878                    N/A
Short Maturity                     6,941,348                    N/A



Income was computed by totalling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield then was annualized on a bond equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

        These Funds also may show yield to those already invested in the Funds by using the net asset value per share instead of the maximum offering price per share in the above calculations, which has the effect of raising the quoted yields. Using net asset values, the yields of the Class A shares of the High Yield, Bond, Tax-Free Income, Pennsylvania, New York, Government Securities and Short Maturity Government Funds as of November 30, 1998 were 9.95%, 6.34%, 4.08%, 4.16%, 4.51%, 5.83% and 6.11%, respectively.

In addition, the Tax-Free Income, Pennsylvania and New York Funds may quote tax-equivalent yield in advertisements. The calculation of tax-equivalent yield is done by multiplying the tax-exempt part of the Fund's yield by an amount which is one minus a stated tax rate, and adding the result to that part, if any, of the Fund's yield that is taxable. As of November 30, 1998, the tax-equivalent yield of the Tax-Free Income Fund was 6.75 %, the tax-equivalent yield of the Pennsylvania Fund was 7.08%, and the tax-equivalent yield of the New York Fund was 8.02%. For purposes of the above tax-equivalent yield calculations the assumed federal tax rate is 39.6%. In the case of the New York and Pennsylvania Funds, the assumed combined federal and state tax rates are 43.75% and 41.27%, respectively.

        The Money Market Fund normally computes its annualized yield by determining the net income for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, dividing the net income by the net asset value of the account at the beginning of the base period to obtain the base period return, multiplying the result by 365 and then dividing by seven. In accordance with regulations adopted by the SEC, the Money Market Fund is required to disclose its annualized yield for certain seven-day base periods in a standardized manner which does not take into consideration any realized or unrealized gains or losses on portfolio securities. The SEC also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result.

        The yield quoted should not be considered a representation of the yield of the Money Market Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Money Market Fund and changes in interest rates on such investments, but also on changes in the Money Market Fund's expenses during the period.

        Yield information may be useful in reviewing the performance of the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, the Money Market Fund's yield fluctuates, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time.


                              GENERAL INFORMATION


        Copies of the Amended and Restated Articles of Incorporation and the By-Laws of the Company, each as amended and supplemented, the Amended and Restated Declaration of Trust and the Code of Regulations of the Pennsylvania Fund, and various agreements referred to in the Prospectus and this Statement of Additional Information are filed with the registration statement at the SEC to which reference is made for their full terms. Such documents and other information filed with the SEC may be obtained from the SEC upon payment of the fees prescribed by the Rules of the SEC and are also now available at the SEC's Internet Web site at http://www.sec.gov. All cash and securities of the Funds, except for U.S. Government Securities which are represented only in book entry form at the Federal Reserve Bank, are held by IFTC or in a central depository system in the name of Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105 as the Funds' Custodian. IFTC is also Dividend Disbursing Agent for the Funds' shares. Sentinel Service is Transfer Agent and Registrar for the Funds' shares. All correspondence regarding the Funds should be mailed to Sentinel Administrative Service Company, P.O. Box 1499, Montpelier, Vermont 05601-1499.


        The independent accountants for the Funds are PricewaterhouseCoopers LLP, located at 1177 Avenue of the Americas, New York, New York 10036. The independent accountants are responsible for auditing the annual financial statements of the Company and the Pennsylvania Fund.

        Counsel for the Funds is Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557.


                              FINANCIAL STATEMENTS


        Audited financial statements for the Company and for the Pennsylvania Fund at November 30, 1998 and for the year then ended are incorporated by reference to the Funds' 1998 Annual Report to Shareholders. Unaudited financial statements for the Company and for the Pennsylvania Fund at May 31, 1999 and for the six months then ended are incorporated by reference to the Fund's 1999 Semi-Annual Report to Shareholders.

                                   APPENDIX A

                           RATINGS OF MUNICIPAL BONDS

      Description of Moody's Investors Service, Inc.'s ("Moody's") Municipal Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: These bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, Al, Baal, Bal and B1. Short-term Notes: The three ratings of Moody's for short-term notes are MIG 1/VMIG 1, MIG 2/VMIG 2, and MIG 3/VMIG 3; MIG 1/VMIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2/VMIG 2 denotes "high quality" with "ample margins of protection"; MIG 3/VMIG 3 instruments are of "favorable quality. . . but . . . lacking the undeniable strength of the preceding grades."

Description of Moody's Commercial Paper Ratings
Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-l repayment capacity will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and with established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories. Description of Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Municipal Debt Ratings

A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II    Nature of and provisions of the obligation;

III Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity of the obligor to meet its financial commitment on the obligation is extremely strong.

AA Debt rated "AA" differs from the highest-rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB Debt rated "BB," "B," "CCC," "CC" and "C" are regarded as having B significant speculative characteristics. "BB" indicates the least CCC degree of speculation and "C" the highest degree of speculation. While CC such debt will likely have some quality and protective characteristics, C these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-l" for the highest quality obligations to "D" for the lowest.

These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor's believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to such notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

--Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note. --Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3     Speculative capacity to pay principal and interest.

                                   APPENDIX B

                   ECONOMIC AND OTHER CONDITIONS IN NEW YORK


The following information is a brief summary of factors affecting the economy of New York City (the "City") or New York State (the "State" or "New York"). Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of State issuers, however, it has not been updated. The Fund has not independently verified this information. The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Municipal Obligations in which the Fund invests.


New York City

General. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The City's current financial plan assumes that , after strong growth in 1998-1999, moderate economic growth will exist through calendar year 2003, with moderating job growth and wage increases.

For each of the 1981 through 1999 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"), after discretionary and other transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs , which could adversely affect the City's economic base.

The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2000 through 2003 fiscal years (the "2000-2003 Financial Plan", "Financial Plan" or "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current financial plan projects a surplus in the 2000 fiscal year, before discretionary transfers, and budget gaps for each of the 2001, 2002 and 2003 fiscal years. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

City's Financing Program. Implementation of the City Financial Plan is dependent upon the City's ability to market its securities successfully. The City's program for financing capital projects for fiscal years 2000 through 2003 contemplates the issuance of $7.449 billion of general obligation bonds and $3.35 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority"). In addition, the Financial Plan anticipates access to approximately $2.4 billion in financing capacity of the TSASC, Inc. ("TSASC"), the debt of which is secured by revenues derived from the settlement of litigation with tobacco companies selling cigarettes in the United States. The Transitional Finance Authority and TSASC were created to assist the City in financing its capital program while keeping City indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur.

Without additional borrowing capacity, under projections (current as of November 3, 1999) the City would reach the limit of its capacity to enter into new contractual commitments in fiscal year 2000. In order to provide financing for the City's current capital plan during and after fiscal year 2000, the Transitional Finance Authority's debt-incurring capacity will need to be increased, some other financing mechanism will need to be established or the City's general obligation debt limit will need to be increased. An amendment to the State Constitution would be necessary to change the methodology used to calculate the debt limit to increase the City's general obligation debt limit. A proposed amendment to the State Constitution may be considered by the State Legislature and, if approved in two consecutive legislative sessions and by voter referendum, could have an effective date in the year 2002. Even if the Constitution were so amended, legislative action to increase the financing capacity of the Transitional Finance Authority or creation of some other financing mechanism would be necessary to permit the City to continue its capital program until the constitutional amendment took effect in 2002. Accordingly, the Financial Plan anticipates access to approximately $2.4 billion in financing capacity of TSASC. Even with TSASC's ability to provide approximately $2.4 billion of financing capacity, the City expects that it will be required to postpone a substantial part of its capital program from the latter part of fiscal year 2001 to fiscal year 2002. In addition, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements (See "Seasonal Financing Requirements" within). The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority (the "Water Authority") bonds and Transitional Finance Authority and other bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, as well as Water Authority , Transitional Finance Authority and TSASC bonds.

1999 Fiscal Year. For the 1999 fiscal year (July 1, 1998-June 30, 1999), the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The 1999 fiscal year is the nineteenth year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

2000-2003 Financial Plan. On June 14, 1999, the City released the Financial Plan for the 2000 through 2003 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan projects revenues and expenditures for the 2000 fiscal year balanced in accordance with GAAP, and project gaps of $1.8 billion, $1.9 billion and $1.8 billion for fiscal years 2001 through 2003, respectively.

The Financial Plan includes a discretionary transfer in the 1999 fiscal year of $2.6 billion to pay debt service due in fiscal year 2000, for budget stabilization purposes, a proposed discretionary transfer in fiscal year 2000 to pay debt service due in fiscal year 2001 totaling $429 million, and a proposed discretionary transfer in fiscal year 2001 to pay debt service due in fiscal year 2002 totaling $345 million.

In addition, the Financial Plan sets forth gap-closing actions to eliminate a previously projected gap for the 2000 fiscal year and to reduce projected gaps for fiscal years 2001 through 2003. The gap-closing actions for the 2000 through 2003 fiscal years include: (i) additional City agency actions totaling $502 million, $371 million, $293 million and $283 million for fiscal years 2000 through 2003, respectively; (ii) additional Federal aid of $75 million in each of fiscal years 2000 through 2003, which include the proposed restoration of $25 million of Federal revenue sharing and $50 million of increased Federal Medicaid aid; and (iii) additional State actions totaling approximately $125 million in each of fiscal years 2000 through 2003. The Financial Plan also reflects a tax reduction program, which includes the elimination of the City's non-residents earning tax, the extension of current tax reductions for owners of cooperative and condominium apartments and a proposed income tax credit for low income wage earners.

Assumptions. The 2000-2003 Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and modest employment growth and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 2000-2003 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1999 through 2003 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of Health and Hospitals Corporation (the "HHC"), the Board of Education (the "BOE") and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

The Financial Plan assumes: (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which has subsequently been extended to December 31, 2001 through enacted legislation, and which is projected to provide revenue of $572 million, $585 million, $600 million and $638 million in the 2000 through 2003 fiscal years, respectively; (ii) collection of projected rent payments for the City's airports, totaling $365 million, $185 million and $155 million in the 2001 through 2003 fiscal years, respectively, a substantial portion of which may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey (the "Port Authority") or the enforcement of the City's rights under the existing leases through pending legal action; (iii) State and Federal approval of the State and Federal gap-closing actions proposed by the City in the Financial Plan; and (iv) receipt of the tobacco settlement funds providing revenues or expenditure offsets in annual amounts ranging between $250 million and $300 million. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

Municipal Unions. The Financial Plan reflects the costs of the settlements and arbitration awards with certain municipal unions and other bargaining units, which together represent approximately 98% of the City's workforce, and assumes that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements and arbitration awards. These contracts are approximately five years in length and have a total cumulative net increase of 13%. Assuming the City reaches similar settlements with its remaining municipal unions, the cost of all settlements for all City-funded employees would exceed $2 billion annually, during fiscal years 2000 through 2003. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001.

Intergovernmental Aid. The City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues. Year 2000 Computer Matters (as of November 3, 1999). The year 2000 presents potential operational problems for computerized data files and computer programs which may recognize the year 2000 as the year 1900, resulting in possible system failures or miscalculations. In November 1996, the City's Year 2000 Project Office was established to develop a project methodology, coordinate the efforts of City agencies, review plans and oversee implementation of year 2000 projects. At that time, the City also evaluated the capabilities of the City's Integrated Financial Management System and Capital Projects Information System, which are the City's central accounting, budgeting and payroll systems, identified the potential impact of the year 2000 on these systems, and developed a plan to replace these systems with a new system which is expected to be year 2000 compliant prior to December 31, 1999. The City has also performed an assessment of its other mission-critical and high priority computer systems in connection with making them year 2000 compliant, and the City's agencies have developed and are implementing both strategic and operational plans for non-compliant application systems. In addition, the City Comptroller is conducting audits of the progress of City agencies in achieving year 2000 compliance. While these efforts may involve additional costs beyond those assumed in the Financial Plan, the City believes, based on currently available information, that such additional costs will not be material.

The Mayor's Office of Operations has stated that work has been completed, and all or part of the necessary testing has been performed, on approximately 99% of the mission-critical and high priority systems of Mayoral agencies. The City's computer systems may not all be year 2000 compliant in a timely manner and there could be an adverse impact on City operations or revenues as a result. The City is developing contingency plans for all mission-critical and high priority systems of Mayoral agencies to be used if such systems are not year 2000 compliant. During the months of November and December, the Mayor's Office of Emergency Management will coordinate drills to test the contingency plans. The City is also in the process of contacting its significant third party vendors regarding the status of their compliance. Such compliance is not within the City's control, and therefore the City cannot assure that there will not be any adverse effects on the City resulting from any failure of these third parties.

Certain Reports. The City's financial plans have been the subject of extensive public comment and criticism. From time to time, the staff of the New York State Financial Control Board (the "Control Board"), the Office of the State Deputy Comptroller (the "OSDC"), the City Comptroller, the City's Independent Budget Office (the "IBO") and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.

On July 14, 1999, the City Comptroller issued a report on the adopted budget for fiscal year 2000 and the Financial Plan. Taking into account the risks and additional resources identified in the report, the report projected a surplus for fiscal year 2000 of between $223 million and $891 million, including the $429 million surplus allocated to the Budget Stabilization Account. In addition, taking into account the risks and additional resources identified in the report and the budget gaps projected in the Financial Plan, the report projected budget gaps of between $1.8 billion and $3.5 billion, $1.7 billion and $3.6 billion, and $1.7 billion and $4.1 billion in fiscal years 2001 through 2003, respectively.

With respect to fiscal years 2000 through 2003, the report identified baseline risks of between $338 million and $998 million, $654 million and $2.4 billion, $600 million and $2.4 billion and $719 million and $2.9 billion, respectively, depending upon whether (i) the State approves the extension of the 14% personal income tax surcharge ; (ii) the City incurs additional labor costs as a result of the expiration of labor contracts starting in fiscal year 2001 which, if settled at the current forecast level of inflation, would result in additional costs totaling $345 million in fiscal year 2001 , $713 million in fiscal year 2002 and $1.1 billion in fiscal year 2003; (iii) the State approves the continuation in fiscal years 2000 through 2003 of temporary State Medicaid cost containment; and (iv) the City receives $300 million, $250 million, $300 million and $300 million in fiscal years 2000 through 2003, respectively, from the tobacco settlement. Additional risks identified in the report for fiscal years 2000 through 2003 include payments from the Port Authority relating to the City's claim for back rentals, which are the subject of arbitration; State and Federal gap-closing actions proposed in the Financial Plan; possible increased overtime expenditures ; the sale of the New York City Coliseum in fiscal year 2001; the writedown of outstanding education aid receivables of approximately $100 million in each of fiscal years 2002 and 2003; and a possible $149 million shortfall in tax revenues in fiscal year 2003. The report noted that these risks may be offset by additional resources of between $659 million and $873 million in fiscal years 2000 through 2003 due to the potential for higher than forecast tax revenues, lower than forecast payables for prior years, possible debt service savings, additional State education aid, the possible failure to spend funds for the construction of three sports facilities and lower pension costs resulting from excess earnings on pension assets in the 1999 fiscal year.

In his report, the City Comptroller also noted that possible changes to the assumptions and methods used to compute actuarial liabilities, including changes in the mortality, disability, investment return and wage assumptions, could increase the City's pension expenditures by up to $600 million annually, and that the Financial Plan has provided reserves of $65 million, $250 million, $300 million and $260 million in fiscal years 2000 through 2003 to absorb some of the anticipated cost increases. The report further noted that the City Comptroller's forecast is contingent on the continued growth of the City economy and that the fear of renewed inflationary pressures has created uncertainty in the bond market which may dampen economic growth in the future. The report also indicated that a possible negotiated settlement of a class action, filed on behalf of approximately 65,000 persons challenging the Department of Corrections policy of strip searching detainees arrested for nonfelony offenses, may expose the City to substantial costs from the settlement of litigation. The report noted that, while settlement negotiations with representatives of the class are being conducted and, therefore, estimates of the potential cost of this litigation cannot be determined, the City has recently settled four cases for $25,000 each.


On August 25, 1998, the City Comptroller issued a report reviewing the current condition of the City's major physical assets and the capital expenditures required to bring them to a state of good repair. The report's findings relate only to current infrastructure and do not address future capacity or technology needs. The report estimated that the expenditure of approximately $91.83 billion would be required over the next decade to bring the City's infrastructure to a systematic state of good repair and address new capital needs already identified. The report stated that the City's current Ten-Year Capital Strategy, together with funding received from other sources, is projected to provide approximately $52.08 billion. The report noted that the City's ability to meet all capital obligations is limited by law, as well as funding capacity, and that the issue for the City is how best to set priorities and manage limited resources.


On July 15, 1999, the staff of the OSDC issued a report on the Financial Plan. With respect to fiscal year 2000, the report identified a possible gap of $13 million, reflecting revenues which could exceed projections in the Financial Plan by $290 million, a $200 million shortfall in anticipated Federal and State assistance, a possible $70 million increase in overtime costs and the writedown of approximately $33 million of outstanding education aid receivables. With respect to fiscal years 2001 through 2003, the report identified net risks of $530 million, $447 million and $266 million which, when added to gaps projected in the Financial Plan, would result in gaps of $2.4 billion, $2.3 billion and $2.1 billion in fiscal years 2001 through 2003, respectively. The risks identified in the report included a $200 million shortfall in anticipated Federal and State assistance in each of fiscal years 2001 through 2003, the potential for increased overtime costs, the writedown of outstanding State education aid receivables of approximately $100 million in each of fiscal years 2002 and 2003, $100 million of unspecified asset sales in fiscal year 2002 and delays in the receipt of Port Authority lease payments assumed in the Financial Plan. However, the report noted that tax revenues could be greater than forecast by the City by $155 million, $210 million and $255 million in fiscal years 2001 through 2003, respectively. The report also identified a number of other issues, including a possible delay in the receipt of the City's share of the proceeds under the settlement with the nation's tobacco companies; the extension of the 14% personal income tax surcharge; the possibility of pension costs being $250 million greater than assumed in the Financial Plan in each of fiscal years 2001 through 2003, as a result of changed actuarial assumptions; and the potential for wage increases which, at the projected inflation rate, would increase gaps by $285 million, $635 million and $1.0 billion in fiscal years 2001 through 2003, respectively. The report also noted the possibility that the Federal Reserve will raise interest rates and slow the economy, which could depress Wall Street profits below the levels projected by the City and have the potential to seriously impact the City's nonproperty tax revenue forecasts.

On July 15, 1999, the staff of the Control Board issued a report reviewing the Financial Plan. The report noted that the City is likely to end fiscal year 2000 in balance. However, the report identified risks of $562 million, $293 million, $640 million and $499 million for fiscal years 2000 through 2003, respectively, which, when combined with the City's projected gaps, results in estimated gaps of $562 million, $2.1 billion, $2.5 billion and $2.3 billion for fiscal years 2000 through 2003, respectively, before making provision for any increased labor costs which may occur when the current contracts with City employees expire in calendar year 2000. The report noted the possibility that non-property taxes in fiscal year 2000 could be $250 million greater than forecast in the Financial Plan. However, the report also identified risks for fiscal years 2000 through 2003, which include (i) the possibility that the City may decide to fund the $63 million annual cost of teachers' salary supplementation for fiscal years 2000 through 2003, which the State failed to fund in the 1999 fiscal year, and an additional risk of approximately $100 million in each of fiscal years 2002 and 2003 for BOE resulting from the write-down of funds owed to BOE by the State which have been outstanding for ten or more years; (ii) the receipt of assumed rental payments from the Port Authority relating to the City's claim for back rents, which are the subject of arbitration; (iii) a possible delay in the receipt of $300 million from the tobacco settlement in fiscal years 2000 and 2001; (iv) $200 million of Federal and State gap-closing actions assumed in the Financial Plan for each of fiscal years 2000 through 2003; and (v) $177 million in fiscal year 2000 from the lapse of State Medicaid cost containment, which has been extended subsequent to the report.

In its report, the staff of the Control Board noted that total debt service is expected to increase from 9.2% of total revenues and 15.8% of tax revenues in the 1999 fiscal year to 11.6% of total revenues and 19% of tax revenues in fiscal year 2003, and that the City's capital plant will require additional resources at the same time that a rising debt service burden must be contained. With respect to HHC, the report noted that HHC revenues are expected to fall during the Financial Plan period, primarily due to falling Medicaid receipts, that HHC will face increasing financial pressure when the State implements mandatory Medicaid managed care beginning in fiscal year 2000 and that the eventual size of the projected gaps for HHC in fiscal years 2002 and 2003 may change substantially from current projections, as the revenue impact of proposed State and Federal reforms, growth in managed care and shifting utilization patterns remain largely uncertain. Finally, the report noted that, given the length of the current expansion, there is an increasing probability that a recession related to the end of the long bull market will occur by the end of the Financial Plan period, and it is likely that the next downturn, if and when it occurs, will have a disproportionately great impact on the City because of its dependence on income flows from financial services.

Seasonal Financing Requirements. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City has issued $750 million of short-term obligations in the 2000 fiscal year to finance the City's cash flow needs for the 2000 fiscal year. The City issued $500 million of short-term obligations in the 1999 fiscal year to finance the City's cash flow needs for the 1999 fiscal year. The City issued $1.075 billion in short-term obligations in fiscal year 1998 to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

Ratings. As of November 3, 1999, Moody's rated the City's outstanding general obligation bonds A3, Standard & Poor's rated such bonds A- and Fitch rated such bonds A. In July 1995, Standard & Poor's revised downward its ratings on outstanding general obligation bonds of the City from A- to BBB+. In July 1998, Standard & Poor's revised its rating of City bonds upward to A-. Moody's rating of City bonds was revised in February 1998 to A3 from Baa1. On March 8, 1999, Fitch revised its rating of City bonds upward to A. Such ratings reflect only the view of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.

Outstanding Indebtedness. As of September 30, 1999, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $26.3 and $2.8 billion of outstanding net long-term debt. As of May 19, 1999, the Water Authority had approximately $8.7 billion aggregate principal amount of outstanding bonds, inclusive of subordinate second resolution bonds, and a $600 million commercial paper program.

Water, Sewer and Waste. Debt service on Water Authority obligations is secured by fees and charges collected from the users of the City's water and sewer system. State and Federal regulations require the City's water supply to meet certain standards to avoid filtration. The City's water supply now meets all technical standards and the City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply, will prevent the need for filtration. On May 6, 1997, the U.S. Environmental Protection Agency granted the City a filtration avoidance waiver through April 15, 2002 in response to the City's adoption of certain watershed regulations. The estimated incremental cost to the City of implementing this Watershed Memorandum of Agreement, beyond investments in the watershed which were planned independently, is approximately $400 million. The City has estimated that if filtration of the upstate water supply system is ultimately required, the construction expenditures required could be between $4 billion and $5 billion.

Legislation has been passed by the State which prohibits the disposal of solid waste in any landfill located within the City after December 31, 2001. The Financial Plan includes the estimated costs of phasing out the use of landfills located within the City. A suit has been commenced against the City by private individuals under the Resource Conservation and Recovery Act seeking to compel the City to take certain measures or, alternatively, to close the Fresh Kills landfill. If as a result of such litigation, the City is required to close the landfill earlier than required by State legislation, the City could incur additional costs during the Financial Plan period. Pursuant to court order, the City is currently required to recycle 3,400 tons per day of solid waste and is required to recycle 4,250 tons per day by July 2001. The City as of November 3, 1999 was recycling slightly over 2,600 tons per day of solid waste. The City may seek to obtain amendments to Local Law No. 19 to modify this requirement. If the City is unable to obtain such amendments and is required to fully implement Local Law No. 19, the City may incur substantial costs.

Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, routine litigation incidental to the performance of its governmental and other functions, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other alleged violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1999 amounted to approximately $3.5 billion.


New York State

Current Economic Outlook. The information in this section, obtained from the State's Annual Information Statement, updated as of the middle of the State's 1999-2000 fiscal year, summarizes the national and State economic situation and outlook upon which projections of receipts and certain disbursements were made for the State's 1999-2000 Financial Plan updated as of the middle of the State's 1999-2000 fiscal year. Growth in domestic consumption, which has been a major driving force behind the nation's strong economic performance in recent years, is expected to slow in 2000 as consumer confidence retreats from historic highs and the stock market ceases to provide large amounts of extra discretionary income. Real Gross Domestic Product ("GDP") growth is projected to be 3.8 percent in 1999, below the 1998 growth rate of 3.9 percent. In 2000, real GDP growth is expected to be 3.1 percent.

The forecast of the State's economy shows continued growth projected in the 1999 and 2000 calendar years for employment, wages and personal income, although for 2000, a slowdown in the growth rate of employment is expected. The financial and business service sectors are expected to continue to do well, while employment in the manufacturing sector is expected to post a modest decline. On an average annual basis, the employment growth rate in the State is expected to be somewhat lower than in 1998 and the unemployment rate is expected to drop further to 5.0 percent in 2000. Personal income is expected to record moderate gains in 1999. Wage growth in 1999 is expected to be slower than in the previous year as the recent robust growth rate in bonus payments moderates.

Overall employment growth in the State was 2.1 percent in 1998, but is expected to drop to 2.0 percent in 1999 and to 1.7 percent in 2000. On the national level, employment growth was 2.6 percent for 1998 and is projected to be 2.2 percent and 2.0 percent for 1999 and 2000, respectively.

On an average annual basis, the State unemployment rate was 5.6 percent in 1998 and is projected to be 5.1 percent and 5.0 percent for 1999 and 2000, respectively. For the nation as a whole, the unemployment rate was 4.5 percent for 1998, and is projected to be 4.2 percent in 1999 and 4.0 percent in 2000.

Personal income in the State grew by 5.2 percent in 1998, and is projected to grow by 4.8 percent in 1999 and 4.9 percent in 2000. For the nation, personal income grew by 5.0 percent in 1998, and is projected to grow by 5.1 percent and
5.2 percent, respectively, for 1999 and 2000.

The forecast for continued growth, and any resultant impact on the State's 1999-2000 Financial Plan, contains some uncertainties. Stronger-than-expected gains in employment and wages or in stock market prices could lead to unanticipated strong growth in consumer spending. Inventory investment dues to year 2000 computer matters may be significantly stronger than expected towards the end of 1999 possibly followed by significant weakness early in 2000. Also, improvements in foreign economies may be weaker-than-expected and therefore may have unanticipated effects on the domestic economy. The inflation rate may differ significantly from expectations due to the conflicting impacts of a tight labor market and improved productivity growth as well as to the direction and magnitude of fluctuations in oil prices. In addition, the State economic forecast could over- or underestimate the level of future bonus payments, financial sector profits or inflation growth, resulting in unexpected economic impacts. Similarly, the State forecast could fail to correctly estimate the amount of employment change in the banking, financial and other business service sectors as well as the direction of employment change that is likely to accompany telecommunications and energy deregulation.

The New York Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation. Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. The finance, insurance and real estate sector is far more important in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of all nonfarm labor and proprietors' income. Farming is an important part of large regions of the State, although it constitutes a very minor part of total State output. Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the service-producing sector.

The 1999-2000 Fiscal Year. The State's 1999-2000 fiscal year began on April 1, 1999 and ends on March 31, 2000. On March 31, 1999, the State adopted the debt service portion of the State budget for the 1999-2000 fiscal year; four months later, on August 4, 1999, it enacted the remainder of the budget. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the 1999-2000 fiscal year, the State enacted appropriations that permitted the State to continue its operations. Following the enactment of the budget, the State prepared a Financial Plan for the 1999-2000 fiscal year (the "1999-2000 Financial Plan" or the "State Financial Plan") that sets forth projected receipts and disbursements based on the actions taken by the Legislature.

General Fund receipts, including transfers from other funds, are projected to be $39.32 billion, an increase of $2.58 billion or approximately 7.0 percent over the 1998-1999 fiscal year. General Fund disbursements, including transfers to other funds, are estimated at $37.35 billion, an increase of $858 million or approximately 2.4 percent over the 1998-1999 fiscal year. The 1999-2000 Financial Plan projects the State to close the 1999-2000 fiscal year with a closing balance of $2.87 billion in the General Fund.

Receipts. The $39.32 billion in total General Fund receipts includes $35.94 billion in tax receipts, $1.36 billion in miscellaneous receipts and $2.02 billion in transfers from other funds. The transfer of the $1.82 billion surplus recorded in the 1998-1999 fiscal year to the 1999-2000 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1998-1999 figures and inflating 1999-2000 figures.

Personal income taxes are imposed on the income of individuals, estates and trusts and are based, with certain modifications, on Federal definitions of income and deductions. Potential changes to Federal tax law could alter the Federal definitions of income on which certain State taxes rely. Such changes could have a significant impact on State revenues in the future. Net General Fund personal income tax collections are projected to reach $22.99 billion in the 1999-2000 fiscal year, well over half of all General Fund receipts and nearly $2.92 billion above the reported 1998-1999 fiscal year collection total. Much of this growth is associated with the $1.82 billion net impact of the transfer of the surplus from 1998-1999 to 1999-2000 as partially offset by the diversion of an additional $661 million in income tax receipts to the School Tax Relief (STAR) Fund. The STAR program was created in 1997 as a State-funded local property tax relief program funded through the use of personal income tax receipts. Adjusted for these transactions, the growth in net income tax receipts is roughly $1.8 billion, an increase of almost 9 percent.

User taxes and fees are comprised of three-quarters of the State's four percent sales and use tax, cigarette, alcoholic beverage, container, and auto rental taxes, and a portion of the motor fuel excise levies. This category also includes receipts from the motor vehicle registration fees and alcoholic beverage license fees. Dedicated transportation funds outside of the General Fund receive a portion of motor fuel tax and motor vehicle registration fees and all of the highway use taxes. User taxes and fees are projected to total $7.35 billion in 1999-2000, an increase of $105 million from reported collection in the 1998-1999 fiscal year. The sales tax component of this category accounts for virtually all of the 1999-2000 fiscal year growth.

Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Business tax receipts are expected to total approximately $4.60 billion in 1999-2000, $260 million below 1998-1999 results. The year-over-year decline in projected receipts in this category is largely attributable to statutory changes.

Transfers from other funds to the General Fund consists primarily of tax revenues in excess of debt service requirements, including the one percent sales tax used to support payments to Local Government Assistance Corporation (see Local Government Assistance Corporation within). Transfers from other funds are expected to total approximately $2.02 billion, or $99 million more than total receipts from this category during 1998-1999. Total transfers of sale taxes in excess of LGAC debt service requirements are expected to increase by approximately $93 million, while transfers from all other funds are expected to increase by $6 million.

Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain other license and fee revenues. Miscellaneous receipts are expected to total $1.36 billion in the 1999-2000 fiscal year, down $142 million from the prior year amount. This reflects the loss of non-recurring receipts received in the 1998-1999 fiscal year and the growing effects of the phase-out of the medical provider assessments, scheduled to be eliminated in January 2000.

Other taxes include the estate and gift tax, the real property gains tax and pari-mutuel taxes. Taxes in this category are projected to total $1 billion for 1999-2000, $137 million below the 1998-1999 level. The primary factors accounting for most of the expected decline include: an adverse tax tribunal decision resulting in significant refunds of the now repealed real property gains tax; pari-mutuel tax reductions enacted with the 1999-2000 budget; and the effects of already enacted reductions in the estate and gift taxes.

Non-recurring Resources. The State Division of the Budget estimates that the 1999-2000 State Financial Plan contains actions that provide non-recurring resources or savings totaling approximately $500 million, or 1.3 percent of General Fund resources, the largest of which is the first phase of the privatization of the Medical Malpractice Insurance Association. To the greatest extent possible, one-time resources are expected to be utilized to finance one-time costs, including Year 2000 compliance costs and certain capital spending.

Disbursements. Grants to Local Governments is projected to constitute approximately 68.5 percent of all 1999-2000 fiscal year General Fund disbursements, and include payments to local governments, non-profit providers and entitlement benefits to individuals. It is projected to be approximately $25.62 billion for the 1999-2000 fiscal year, an increase of $926 million or
3.68 percent from the level for the 1998-1999 fiscal year. Under the 1999-2000 enacted budget, General Fund spending on school aid is projected at $10.52 billion on a State fiscal year basis, an increase of $831 million from the prior year. Spending for Medicaid in 1999-2000 is projected to total $5.53 billion, essentially unchanged from the 1998-1999 fiscal year. Disbursements for all other health and social welfare programs are projected to total approximately $2.68 billion, a decrease of $252 million. Lower welfare spending, driven by State and federal reforms and a robust economy, accounts for most of the decline.

State Operations is projected to constitute approximately 18.4 percent of all 1999-2000 fiscal year General Fund disbursements. State Operations reflects the costs of running the Executive, Legislative and Judicial branches of government, including the prison system, mental hygiene institutions, and the State University system (SUNY). It is projected to be approximately $6.85 billion for the 1999-2000 fiscal year. Personal service costs account for approximately 73 percent of spending in this category. Spending in this category is projected to increase by $181 million or 2.7 percent above 1998-1999. The growth reflects $100 million reserved to fund new collective bargaining agreements, including the contract ratified by the United University Professionals. The annualized costs of current collective bargaining agreements, growth in the Legislative and Judiciary budgets, and staffing costs for the State's Year 2000 compliance programs also contribute to the year-to-year growth in spending. The State's overall workforce is projected to remain stable at approximately 191,300 persons.

General State Charges is projected to constitute approximately 5.5 percent of all 1999-2000 fiscal year General Fund disbursements. This category accounts primarily for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislature and Judiciary. It includes employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. This category also covers State payments-in-lieu of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers. Disbursements in this category are estimated at $2.04 billion for the 1999-2000 fiscal year, a decrease of $222 million from the 1998-1999 fiscal year. Transfers to Other Funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources. State Debt Service is projected to constitute approximately 6.1 percent of all 1999-2000 fiscal year General Fund disbursements. Capital/Other is projected to constitute approximately 1.5 percent of all such General Fund disbursements. Long-term debt service transfers are projected at $2.27 billion in the 1999-2000 fiscal year, an increase of $183 million from 1998-1999. Transfers for capital projects are projected to total $168 million in 1999-2000, a decline of $78 million from the 1998-1999 fiscal year which is primarily due to the delay of the receipt of payment of certain reimbursements in the 1998-1999 fiscal year.

Future Fiscal Years. State law requires the Governor to propose a balanced budget each year. Preliminary analysis by the State Division of the Budget indicates that the State will have a 2000-2001 fiscal year budget gap of approximately $1.9 billion, or about $300 million above the 1999-2000 Executive Budget estimate (after adjusting for the projected costs of collective bargaining). This estimate includes an assumption of the projected costs of new collective bargaining agreements, $500 million in assumed operating efficiencies, as well as the planned application of approximately $615 million of the $1.82 billion tax reduction reserve. In recent years, the State has closed projected budget gaps which the State Division of the Budget estimates at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99).

The 1999-2000 Financial Plan has reserved $100 million for collective bargaining agreements, and reserves are contained in the preliminary outyear projection for 2000-2001 to cover the recurring costs of new agreements. To the extent these reserves are inadequate to finance such agreements, the costs of new labor contracts could increase the size of future budget gaps. Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. The State assumes that the 2000-2001 Financial Plan will achieve $500 million in savings from initiatives by state agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to help bring projected disbursements and receipts into balance. The projections do not assume any gap-closing benefit from the settlement of State claims against the tobacco industry.

Special Considerations. Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

Many uncertainties exist in forecasts of both the national and the State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, Federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current or any future fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. Projections of total State disbursements are based on assumptions relating to economic and demographic factors, potential collective bargaining agreements, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations.

An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowance or other federal actions that could affect State finances, but has significant reserves in the event of such an action.

The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 created a new Temporary Assistance to Needy Families program (TANF) partially funded with a fixed federal block grant to states. States are required to meet work activity participation targets for their TANF caseload and conform with certain other federal standards or face potential sanctions in the form of a reduced federal block grant and increased State/local funding requirements. Any future reduction could have an adverse impact on the State's Financial Plan. However, the State has been able to demonstrate compliance with TANF work requirements to mid-year 1999-2000 and did not at such time expect to be subject to associated federal fiscal penalties.

Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the Federal Government could impact projected budget gaps for the State. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the State Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in any given fiscal year or to align recurring receipts and disbursements in any given fiscal year.

To help guard against these risks, the State has projected reserves of $2.4 billion in the 1999-2000 fiscal year.

Effective January 1, 1997, the Health Care Reform Act (HCRA) moved the hospital industry into a competitive market system by allowing most non-governmental payors to negotiate reimbursement directly with hospitals. HCRA continued the New York Prospective Hospital Reimbursement Methodology (NYPHRM) rate setting system for Medicaid.

HCRA legislation is scheduled to expire on December 31, 1999. It is anticipated that the State Legislature will convene a special session prior to that date to enact successor HCRA legislation. Since successor legislation has yet to be adopted, its impact on the State Financial Plan, if any, is unknown at the time of the State's mid-year 1999-2000 update. Year 2000 Computer Matters (as of November 5, 1999). New York State is currently addressing "Year 2000" ("Y2K") data processing compliance issues. Since its inception, the computer industry has used a two-digit date convention to represent the year. In the year 2000, the date field will contain "00" and, as a result, many computer systems and equipment may not be able to process dates properly or may fail since they may not be able to distinguish between the years 1900 and 2000. The Y2K issue not only affects computer programs, but also the hardware, software and networks on which they operate. In addition, any system or equipment that is dependent on an embedded chip, such as telecommunication equipment and security systems, may also be adversely affected.

In April 1999 the State Comptroller released an audit on the State's Y2K compliance. The audit, which reviewed the State's Y2K compliance activities through October 1998, found that the State had made progress in achieving Y2K compliance, but needed to improve its activities in several areas, including data interchanges and contingency planning.

The Office for Technology ("OFT") will continue to monitor compliance progress for the State's mission-critical and high-priority systems. OFT submitted a final quarterly compliance progress report to the Governor's Office for the quarter ending September 30, 1999. Monthly exception reporting for the remainder of 1999 will replace the quarterly reports. Mission-critical systems are those that may impact the public health, safety and welfare of the State and its citizens, and for which failure could have a material and adverse impact on State operations. High-priority systems are critical for a State agency to fulfill its mission or deliver services. OFT reported that as of September 1999, the State's mission-critical systems were 100 percent compliant; 93 percent of the overall compliance effort on the high-priority systems was completed; and 269 systems were Y2K compliant. The State has also procured independent validation and verification services from a qualified vendor to perform an automated review of code that has been fixed and a testing review process for all mission-critical systems was completed in October 1999. Overall the vendor noted that New York State agencies had followed and implemented several best practices and therefore the vendor made very few process recommendations and only a few significant code check issues (.01% of the code), were remaining after agency reviews of the independent validation and verification services.

The State is also addressing a number of issues related to Y2K compliance, including: testing all data exchange interfaces with Federal, State, local and private data partners for critical systems (as of September 1999, 98% of data exchanges were done); completing compliance work of priority equipment and systems that may depend on embedded chips (as of September 1999, 82% of these systems were compliant); and contacting critical vendors and supply partners to obtain and monitor Y2K compliance status information and assurances. Since problems could be identified during the compliance testing phase that could produce compliance delays, the State agencies were required to complete contingency plans for priority systems and business processes by the first quarter of calendar year 1999. These plans have been completed and tested as of June 1999 and are being integrated into the State Emergency Response Plan under the direction of the State Emergency Management Office. As of September 1999, 46 agencies have filed their contingency plans with the State Emergency Management Office. The Public Service Commission reported that as of September 1999, all State-regulated utilities, with the exception of a few small water and cable companies, were ready for the Year 2000, including the existence of comprehensive contingency plans. The State has also been working with local governments since December 1996 to raise awareness, promote action and provide assistance with Y2K compliance.

While the State is taking what it believes to be appropriate action to address Y2K compliance, there can be no guarantee that all of the State's systems and equipment will be Y2K compliant and that there will not be an adverse impact upon State operations or finances as a result. Since Y2K compliance by outside parties is beyond the State's control to remediate, the failure of outside parties to achieve Y2K compliance could have an adverse impact on State operations or finances as well.

Prior Fiscal Years (GAAP-Basis). GAAP requires fund accounting for all government resources and the modified accrual basis of accounting for measuring the financial position and changes therein of governmental funds. The modified accrual basis of accounting recognizes revenues when they become measurable and available to finance expenditures, and expenditures when a liability to pay for goods or services is incurred or a commitment to make aid payments is made, regardless of when actually paid. There are four GAAP-defined Governmental Fund types. The General Fund is the major operating fund of the State and receives all receipts that are not required by law to be deposited in another fund. Debt Service Funds account for the accumulation of resources for the payment of general long-term debt service and related costs and payments under lease-purchase and contractual-obligation financing arrangements. Capital Project Funds account for financial resources of the State to be used for the acquisition or construction of major capital facilities (other than those financed by Special Revenue Funds, Proprietary Funds and Fiduciary Funds). Special Revenue Funds account for the proceeds of specific revenue sources (other than expendable trusts or major capital projects), such as Federal grants, that are legally restricted to specified purposes.

The State completed its 1998-1999 fiscal year with a combined governmental funds operating surplus of $1.32 billion, which included operating surpluses in the General Fund ($1.078 billion), in the Debt Service Funds ($209 million) and in the Capital Projects Funds ($154 million) offset, in part, by an operating deficit in Special Revenue Funds ($117 million). The State reported an accumulated surplus of $1.645 billion in the General Fund.

The State completed its 1997-1998 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds. The State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis.

The State completed its 1996-1997 fiscal year with a combined Governmental Funds operating surplus of $2.1 billion, which included an operating surplus in the General Fund of $1.9 billion, in the Capital Projects Funds of $98 million and in the Special Revenue Funds of $65 million, offset in part by an operating deficit of $37 million in the Debt Service Funds. The State reported an accumulated deficit of $995 million in the General Fund.

Prior Fiscal Years (Cash Basis). Cash basis accounting results in the recording of receipts at the time money or checks are deposited in the State Treasury and the recording of disbursements at the time a check is drawn, regardless of the fiscal period to which the receipts or disbursements relate.

The State ended its 1998-1999 fiscal year on March 31, 1999 in balance on a cash basis, with a General Fund cash surplus as reported by the State Division of the Budget of $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and the securities industries. General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1998-1999 fiscal year totaled $36.74 billion, an increase of
6.34 percent from the 1997-1998 fiscal year levels. General Fund disbursements and transfers to other funds totaled $36.49 billion for the 1998-1999 fiscal year, an increase of 6.23 percent from the 1997-1998 fiscal year levels.

The State reported a General Fund closing cash balance of $892 million. The closing fund balance excludes $2.31 billion that the State deposited into the tax refund reserve account at the close of the 1998-1999 fiscal year to pay for tax refunds in the 1999-2000 fiscal year. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in the 1998-1999 fiscal year, while increasing reported receipts in the 1999-2000 fiscal year.

The State ended its 1997-1998 fiscal year balanced on a cash basis, with a reported General Fund cash surplus of $2.04 billion resulting from revenue growth and lower spending on welfare, Medicaid, and other entitlement programs. General Fund receipts and transfers from other funds for the 1997-1998 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over the 1996-1997 fiscal year. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 billion or 4.41 percent. The State closed a budget gap of approximately $2.3 billion for the 1997-1998 fiscal year. Gap-closing actions included cost containment in State Medicaid, the use of the $1.4 billion 1996-1997 fiscal year budget surplus to finance 1997-1998 fiscal year spending, control on State agency spending and other actions.


The State ended its 1996-1997 fiscal year balanced on a cash basis, with a 1996-1997 General Fund cash surplus as reported by the State Division of the Budget of approximately $1.4 billion that was used to finance the 1997-1998 Financial Plan. The surplus resulted primarily from higher-than-expected revenues and lower-than-expected spending for social service programs. General Fund receipts and transfers from other funds for the 1996-1997 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the 1995-1996 fiscal year (excluding deposits into the tax refund reserve account). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-1997 fiscal year, an increase of 0.7 percent from the 1995-1996 fiscal year.


Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolutions authorizing such bonds. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowing.

Financing Activities. State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State's obligation to make payments for debt service is generally subject to annual appropriation by the State Legislature. As of March 31, 1999, the total amount of outstanding general obligation debt was approximately $4.825 billion, including $185 million in bond anticipation notes. The total amount of moral obligation debt was $629 million (down from $1.39 billion as of March 31, 1998). $25.902 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding.

For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State, LGAC debt and lease purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financing, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

The total amount of State-supported debt outstanding grew from 3.48 percent of personal income in the State in the 1989-1990 fiscal year to 6.21 percent for the 1998-1999 fiscal year while State-related debt outstanding remained relatively stable at 6.53 percent of personal income for the same period. Thus, State-supported debt grew at a faster rate than personal income while State-related obligations grew at approximately the same rate. At the end of the 1998-1999 fiscal year, there was $37.74 billion of outstanding State-related debt and $35.84 billion of outstanding State-supported debt.

During the prior ten years, State-supported long-term debt service increased on an average annual basis by 8.8 percent to $3.39 billion by the 1998-1999 fiscal year while all governmental funds receipts increased on an average annual basis of 5.3 percent. This resulted in a general trend of increases in the ratio of debt service to receipts from fiscal year 1989-1990 to fiscal year 1998-1999.

Public Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurring of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of December 31, 1998, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $94 billion, up from $84 billion as of December 31, 1997. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be adversely affected if any of its public authorities were to default on their respective obligations.

Ratings. As of June 15, 1999, Moody's and Standard & Poor's rated the State's outstanding general obligation bonds A2 and A, respectively. Standard & Poor's revised its ratings upward from A- to A on August 28, 1997. Ratings reflect only the respective views of such organizations, and explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the market price of the New York Municipal Obligations in which the Fund invests.

Litigation. The State is a defendant in numerous legal proceedings including, but not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. State programs are frequently challenged on State and Federal constitutional grounds. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. There can be no assurance that an adverse decision in one or more legal proceedings would not exceed the amount the State reserves for the payment of judgments or materially impair the State's financial operations. In its audited financial statements for the fiscal year ended March 31, 1999, the State reported its estimated liability for awarded and anticipated unfavorable judgments at $895 million.

Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements for the State's 1999-2000 fiscal year.

In 1997, the total indebtedness of all localities in the State, other than the City, was approximately $21.0 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation.

                                   APPENDIX C
               ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA



The following information is a brief summary of factors affecting the economy of the Commonwealth of Pennsylvania and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon one or more of the most recent publicly available offering statements relating to debt offerings of Pennsylvania issuers. The Trust has not independently verified the information.


Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to herein as the "Commonwealth") and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia, sometimes referred to herein as the "City") have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.

The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.


The five-year period ending with fiscal year 1998 was a time of economic growth with modest growth rates at the beginning of the period and faster increases during the most recent years. Throughout the period, inflation has remained relatively low, helping to restrain expenditure growth. Favorable economic conditions have helped total revenues and other sources rise at an annual average 4.2% rate during the five-year period. The annual growth rate for taxes of 4.3% almost matched the total revenue rate. Expenditures and other uses during the fiscal 1994 through fiscal 1998 period rose at a 3.8% average rate, led by a 10.2% average increase for protection of person and property costs.

On a generally accepted accounting principles ("GAAP") basis, revenues and other sources from fiscal 1994 through fiscal 1998 increased by an average of 5% annually. Expenditures and other uses during this period rose at an average annual rate of 5%.

The fund balance at June 30, 1998 (determined on a "GAAP" basis) totaled $1,958.9 million, a $594 million increase over the $1,364.9 million balance at June 30, 1997.

The unappropriated balance of Commonwealth revenues increased during the 1997 fiscal year by $432.9 million to $591.4 million (prior to reserves for transfer to the Tax Stabilization Reserve Fund) at the close of the fiscal year. Higher than estimated revenues and slightly lower expenditures than budgeted caused the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1997 operations were $188.7 million representing the normal 15% of the ending unappropriated balance, plus an additional $100 million authorized by the General Assembly when it enacted the fiscal 1998 budget.

Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $17,320.6 million, $576.1 million (3.4%) above the estimate made at the time the budget was enacted. Revenue from taxes was the largest contributor to higher than estimated receipts. Tax revenue in fiscal 1997 grew 6.1% over tax revenues in fiscal 1996. This rate of increase is not adjusted for legislated tax reductions that affected receipts during both of those fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1997. Non-tax revenues were $19.8 million (5.8%) over estimate mostly due to higher than anticipated interest earnings.

Expenditures from Commonwealth revenues (excluding pooled financing expenditures) during fiscal 1997 totaled $16,347.7 million. Total expenditures represent an increase over fiscal 1996 expenditures of 1.7%. Lapses of appropriation authority during the fiscal year totaled $200.6 million compared to an estimate of $100 million. The higher amount of appropriation lapses was used to support $79.8 million in fiscal 1997 supplemental appropriations over those proposed in February. Supplemental appropriations for fiscal 1997 totaled $169.3 million.

For GAAP purposes, assets increased $563.4 million and liabilities declined $166.3 million to produce a $729.7 million increase in the fund balance at June 30, 1997. Total revenues and other sources rose 3.5% for fiscal 1997. An increase of 5.5% in tax revenue aided by an improving state economy was partially offset by a $175.2 million decline in intergovernmental revenues. Expenditures and other uses increased by 1% for the fiscal year.

Operations during the 1998 fiscal year increased the unappropriated balance of Commonwealth revenues during that period by $86.4 million to $488.7 million at June 30, 1998 (prior to reserves for transfer to the Tax Stabilization Reserve
Fund). Higher than estimated revenues, offset in part by increased reserves for tax refunds, and by slightly lower expenditures than budgeted were responsible for the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1998 operations total $223.3 million consisting of $73.3 million representing the required transfer of fifteen percent of the ending unappropriated surplus balance, plus an additional $150 million authorized by the General Assembly when it enacted the fiscal 1999 budget. With these transfers, the balance in the Tax Stabilization Reserve Fund exceeds $668 million and represents 3.7% of fiscal 1998 revenues.


Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $18,123.2 million, $676.1 million (3.9%) above the estimate made at the time the budget was enacted. Tax revenue received in fiscal 1998 grew 4.8% over tax revenues received during fiscal 1997. This rate of increase includes the effect of legislated tax reductions that affected receipts during both fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1998. Receipts from the personal income tax produced the largest single component of higher revenues during fiscal 1998.

Expenditures from all fiscal 1998 appropriations of Commonwealth revenues totaled $17,229.8 million (excluding pooled financing expenditures and net of current year lapses). This amount represents an increase of 4.5% over fiscal 1997 appropriation expenditures. Lapses of appropriation authority during the fiscal year totaled $161.8 million including $58.8 million from fiscal 1998 appropriations. These appropriation lapses were used to fund $120.5 million of supplemental fiscal 1998 appropriations.


Reserves established during fiscal 1998 for tax refunds totaled $910 million. This amount is a $370 million increase over tax refund reserves for fiscal 1997 representing an increase of 68.5%. The fiscal 1998 amount includes a one-time addition intended to fund all fiscal 1998 tax refund liabilities, including that portion to be paid during fiscal 1999. In prior fiscal years, tax refunds generally were budgeted for the year in which the disbursement was anticipated to occur. This change in the recognition of tax refund liabilities on a budgetary basis helped eliminate the negative difference between the budgetary basis unappropriated balance and the GAAP basis unreserved -undesignated balance (when computed) for the 1998 fiscal year.

For GAAP purposes, assets increased $705.1 million and liabilities rose by $111.1 million during the fiscal year. These changes contributed to a $310.3 million dollar rise in the undesignated-unreserved balance for June 30, 1998 to $497.6 million, the highest level achieved since audited GAAP reporting was instituted in 1994. Fiscal 1998 total revenues and other sources rose 4.3%. Expenditures and other uses during fiscal 1998 rose by 4.5%

The 1999 fiscal year ended with an unappropriated surplus (prior to the transfer to the Tax Stabilization Reserve Fund) of $702.9 million, an increase of $214.2 million from June 30, 1998. Transfers to the Tax Stabilization Reserve Fund total $255.4 million for fiscal year 1999 consisting of $105.4 million representing the statutory 15% of the fiscal year-end unappropriated surplus and an additional $150 million from the unappropriated surplus authorized by the General Assembly. The $447.5 million balance of the unappropriated surplus was carried over to fiscal year 2000. The higher unappropriated surplus was generated by tax revenues that were $712.0 million (3.9%) above estimate (after tax reductions enacted with the 1999 fiscal year budget that were estimated to be $241.0 million) and $61.0 million of non-tax revenue (18.4%) above estimate. Higher than anticipated appropriation lapses also contributed to the higher surplus. A portion of the higher revenues and appropriation lapses were used for supplemental fiscal 1999 appropriations totaling $357.8 million. These supplemental appropriations represent expected one-time obligations. Including the supplemental appropriations and net of appropriation lapses, expenditures for fiscal 1999 totaled $18,144.9 million, a 5.9% increase over expenditures during fiscal 1998. Appropriations enacted for fiscal 1999 when the budget was originally adopted were 4.1% ($713.2 million) above the appropriations enacted for fiscal 1998 (including supplemental appropriations).

Reserves for tax refunds for fiscal 1999 were raised during the fiscal year to $644.0 million, a $39.2 million increase over the budget as enacted. Reserves for tax refunds for fiscal 1999 are $266.0 million below the reserve established for fiscal 1998. The fiscal 1998 amount includes a one-time addition intended to fund all fiscal 1998 tax refund liabilities, including that portion to be paid during fiscal 1999.

The General Fund budget for the 2000 fiscal year was approved by the General Assembly in May 1999. The adopted budget includes estimated spending of $19,061.5 million and estimated revenues (net of estimated tax refunds and enacted tax changes) of $18,699.9 million. Funds to cover the $361.6 million difference between estimated revenues and projected spending will be obtained from a draw down of the projected fiscal 1999 year-end balance. The level of proposed spending represents an increase of 3.8% over revised spending authorized for fiscal 1999 of $18,367.5 million. Enacted tax changes effective for fiscal 2000 total a net reduction of $380.2 million for the General Fund.

The estimate of Commonwealth revenues for fiscal year 1999 is based on an economic forecast for real gross domestic product to grow at a 1.4% rate from the second quarter of 1999 to the second quarter of 2000. Growth of real gross domestic product is expected to be restrained by a slowing of the rate of consumer spending to a level consistent with personal income gains and by smaller gains in business investment in response to falling capacity utilization and profits. Slowing economic growth is expected to cause the unemployment rate to rise through the fiscal year but inflation is expected to remain moderate. Trends for the Pennsylvania economy are expected to maintain their close association with national economic trends. Personal income growth is anticipated to remain slightly below that of the U.S. while the Pennsylvania unemployment rate is anticipated to be very close to the national rate.

Commonwealth revenues (excluding the estimated cost of the enacted tax reductions) are projected to increase by 2.8% over fiscal 1999 receipts. Appropriations from Commonwealth funds are budgeted to increase by 3.8% over revised fiscal 1999 appropriations.

According to a Pennsylvania Department of Revenue News Release dated September 30, 1999, the state collected $1.8 billion in General Fund revenues in September 1999, $55.2 million (3.2%) more than anticipated. Fiscal year-to-date General Fund collections total $4.3 billion, which is $76 million (2.1%) more than anticipated. Pennsylvania has historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified industrial base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.

Nonagricultural employment in Pennsylvania over the ten year period that ended in 1998 increased at an annual rate of 0.75%. This compares to a 0.29% rate for the Middle Atlantic region and a 1.72% rate for the United States as a whole during the period 1989 through 1998. For the five years ended with 1998, employment in the Commonwealth has increased 7.0%. The growth in employment during this period is higher than the 2.7% growth in the Middle Atlantic region. The unemployment rate in Pennsylvania for August 1999 stood at a seasonably adjusted rate of 4.5%. The seasonably adjusted national unemployment rate for August 1999 was 4.2%.


The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt,
(iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and
(iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.


Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania's General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 1999, the Commonwealth had $4,924.5 million of general obligation debt outstanding.


Other state-related obligations include "moral obligations." Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency (the "PHFA"), a state-created agency which provides financing for housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. PHFA's bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.


The Commonwealth, through several of its departments and agencies, leases real property and equipment. Some of those leases and their respective lease payments are, with the Commonwealth's approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

Certain Commonwealth-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. The Commonwealth also maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations.

The Pennsylvania Intergovernmental Cooperation Authority (the "PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying fiscal emergencies, was enacted by the Pennsylvania General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on June 9, 1998. No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,014.1 million in Special Revenue bonds outstanding as of June 30, 1999.

There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open.


The following are among the cases with respect to which the Office of Attorney General and the Office of General Counsel have determined that an adverse decision may have a material effect on government operations of the
Commonwealth:


 Dom Giordano v. Tom Ridge, Governor, et al.
In February 1999, Dom Giordano, filed a petition for review requesting the Commonwealth Court declare that Chapter 5 (relating to sports facilities financing) of the Capital Facilities Debt Enabling Act ("the Act") violates the Pennsylvania Constitution. The Commonwealth Court dismissed the petitioner's action with prejudice. The petitioner has appealed the Commonwealth Court's ruling to the Supreme Court.


County of Allegheny v. Commonwealth of Pennsylvania

In December 1987, the Supreme Court of Pennsylvania held in County of Allegheny
v. Commonwealth of Pennsylvania, that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However , the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

The Court appointed a special master to devise and submit a plan for implementation. The Interim Report of the Master recommended a four phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. On April 22, 1998, the General Assembly enacted the General Appropriation Act of 1998, including an appropriation to the Supreme Court of approximately $12 million for funding county court administrators. This appropriation was designed to enable the Commonwealth to implement Phase I. Release of the funding was delayed until substantive legislation could be enacted to facilitate the employees' transfer to State employment. A similar appropriation was made by the General Appropriation Act of 1999. Thereafter, on June 22, 1999, the Governor approved Act 1999-12 under which approximately 165 county-level court administrators are to become employees of the Commonwealth. Act 12 also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999.


Bank Shares Tax Litigation

In November 1989, Fidelity Bank, N.A. ("Fidelity") filed a declaratory judgment action in the Commonwealth Court of Pennsylvania in which Fidelity raised various challenges to the constitutional validity of the Amended Bank Shares Act (Act No. 1989-21) and related legislation. In 1995, Fidelity and the Commonwealth agreed to a settlement of the issues raised by Fidelity. Under a separate Settlement Agreement the Commonwealth settled with the intervening banks, referred to as "New Banks," in connection with issues concerning the New Bank Tax Credit law which were raised in an appeal to the Pennsylvania Supreme Court.

Other banks have also filed petitions that are currently pending with the Commonwealth Court. One of these banks, Royal Bank of Pennsylvania, filed a Stipulation of Facts with the Court and in effect proceeded forward on behalf of all the other banks. These appeals raise the issues that were advanced by Fidelity, although not brought to final resolution by the Pennsylvania Supreme Court. In January 1998, a panel of the Commonwealth Court ruled in favor of the Commonwealth, finding no constitutional violation. Royal Bank filed exceptions
 . On July 30, 1998, the Commonwealth Court , en banc, denied those exceptions. On May 25, 1999, the Pennsylvania Supreme Court affirmed per curium the Commonwealth Court's decision and order. No petition for certiorari was filed. Therefore, the Royal Bank litigation has ended. However, the vast majority of the remaining banks have exceptions pending before the Commonwealth Court or appeals pending before the Pennsylvania Supreme Court.

Pennsylvania Association of Rural and Small Schools (PARSS) v.  Ridge
In 1991, an association of rural and small schools and several parties filed a lawsuit against the Governor and Secretary of Education, challenging the constitutionality of the Commonwealth system for funding local school districts. The litigation consists of two parallel cases, one in the Commonwealth Court of Pennsylvania and one in the United States District Court for the Middle District of Pennsylvania. The federal court case has been indefinitely stayed pending resolution of the state court case.

Commonwealth Court held that Pennsylvania's system for funding public schools is constitutional under both the education clause and the equal protection clause of the Pennsylvania Constitution.

The plaintiffs appealed and asked the Supreme Court to rule as to whether the petitioners' constitutional claims are justiciable in the courts of the Commonwealth. The petitioners have asked the court to consider the issue in conjunction with a separate appeal pending in another case, Marrerro v. Commonwealth of Pennsylvania, involving the same provisions of the Constitution and a similar issue of justiciability. On October 1, 1999, the Pennsylvania Supreme Court affirmed the Commonwealth court decision.


Pennsylvania Human Relations Commission v. School District of Philadelphia, et al. v. Commonwealth of Pennsylvania, et al.


In November 1995, the Commonwealth of Pennsylvania and the Governor of Pennsylvania, along with the City of Philadelphia and the Mayor of Philadelphia, were joined as additional respondents in an enforcement action commenced in Commonwealth Court in 1973 by the Pennsylvania Human Relations Commission against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The enforcement action was pursued to remedy unintentional conditions of segregation in the public schools of Philadelphia. The Commonwealth and the City were joined in the "remedial phase" of the proceeding "to determine their liability, if any, to pay additional costs necessary to remedy the unlawful conditions found to exist in the Philadelphia public schools."

In February 1996, the School District of Philadelphia filed a third-party complaint against the Commonwealth of Pennsylvania asking the Commonwealth Court to require the Commonwealth to supply such funding as is necessary for full compliance with the remedial orders of the Commonwealth Court. In addition, a group of intervenors filed a third-party complaint against the Commonwealth of Pennsylvania and the City of Philadelphia requesting the Commonwealth Court to require the Commonwealth and the City to supply such additional funding as is necessary for the District to comply with the orders.


On April 30, 1996, Commonwealth Court Judge Doris A. Smith overruled the Commonwealth's and City's preliminary objections seeking dismissal of the claims against them. The Commonwealth and the City thereafter filed answers to the complaints, asserting numerous defenses. The Commonwealth also asserted a cross-claim against the City of Philadelphia claiming that if any party is liable, sole liability rests with the City; in the alternative, the Commonwealth argued that if it is held to be liable, it has a right of indemnity of contribution against the City.


The Supreme Court of Pennsylvania assumed extraordinary plenary jurisdiction. In May 1999, the Supreme Court of Pennsylvania directed that the Commonwealth, the Governor, the City of Philadelphia and the Mayor of Philadelphia be dismissed from the case. The Court then remanded the original matter -- an enforcement action by the Pennsylvania Human Relations Commission against the School District of Philadelphia to eliminate racial de facto segregation in the public school system -- to Commonwealth Court for further proceedings. No appeal has been filed or is expected. Thus, the Commonwealth and the Governor are no longer parties to this case.


Ridge v. State Employees' Retirement Board

On December 29, 1993, Joseph H. Ridge, a former judge of the Allegheny Court of Common Pleas, filed in the Commonwealth Court a Petition for Review in the Nature of Complaint in Mandamus and for a Declaratory Judgment against the State Employees' Retirement Board alleging that the use of gender distinct actuarial factors for benefits based upon his pre-August 1, 1983 service violates the equal protection and equal rights clauses of the Pennsylvania Constitution. The lawsuit requests that the petitioner's benefits be "topped up" to equal those that a similarly situated female would be receiving. Due to the constitutional nature of the claim, it is possible that a decision adverse to the Retirement Board would be applicable to other members of the State Employees' Retirement System and Public School Employees' Retirement System. The Commonwealth Court granted the Retirement Board's preliminary objection to Judge Ridge's claims for punitive damages, attorney's fees and compensatory damages (other than a recalculation of his pension benefits should he prevail). In 1996, the Commonwealth Court heard oral arguments en banc on Judge Ridge's motion for judgment on the pleadings. On February 13, 1997, the Commonwealth Court denied Judge Ridge's motion for judgment on the pleadings. The case is currently in discovery.


Yesenia Marrerro, et al. v. Commonwealth, et al.

In February 1997, five residents of the City of Philadelphia, on their own behalf, and on behalf of their school-age children, joined by the City of Philadelphia, the School District of Philadelphia, and two non-profit organizations, filed in the Commonwealth Court a civil action for declaratory judgment against the Commonwealth of Pennsylvania, the General Assembly of Pennsylvania, the presiding officers of the General Assembly, the Governor of Pennsylvania, the State Board of Education, the Department of Education, and the Secretary of Education, claiming, among other things, that the statutory education financing system is unconstitutional as applied to the School District of Philadelphia and the system of funding public education violates the constitutional mandate to provide a thorough and efficient system of education in the City of Philadelphia. The lawsuit also alleges that the scheme for financing public education precludes the Commonwealth from providing the constitutionally required "thorough and efficient system of public education" in the circumstances faced by the School District of Philadelphia, and that the defendants have failed to provide the School District of Philadelphia with resources and other assistance necessary to provide all of its students with the quality of education to which they are constitutionally entitled. In March 1998, Commonwealth Court sustained the respondents' preliminary objections and dismissed the case on the grounds that the issues presented are not justiciable. An appeal to the Supreme Court of Pennsylvania is pending and briefing is complete. The Court has indicated that it will decide the case based on the briefs and that there will be no oral argument.


Powell v. Ridge

In March 1998, several residents of the City of Philadelphia on behalf of themselves and their school-aged children, along with the School District of Philadelphia, the Philadelphia Superintendent of Schools, the Chairman of the Philadelphia Board of Education, the City of Philadelphia, the Mayor of Philadelphia, and several membership organizations interested in the Philadelphia public schools, brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education, the chairman of the State Board of Education, and the State Treasurer. The plaintiffs claim that the Commonwealth's system for funding public schools has the effect of discriminating on the basis of race and violates Title VI of the Civil Rights Act of 1964. The plaintiffs asked the court to declare the funding system to be illegal, to enjoin the defendants from violating the regulation in the future and to award counsel fees and costs.


The Philadelphia Federation of Teachers intervened on the side of the plaintiffs, while several leaders of the Pennsylvania General Assembly intervened on the side of the defendants. In addition, the U.S. Department of Justice intervened to defend against a claim made by the legislator intervenors that a statute waiving states' immunity under the Eleventh Amendment to the U.S. Constitution for Title VI claims is unconstitutional.


The District Court found that the plaintiffs had failed to state a claim under the Title VI regulation at issue or under 42 U.S.C. sec.1983 and dismissed the action in its entirety with prejudice. The plaintiffs appealed. In August 1999, the U.S. Court of Appeals for the Third Circuit reversed the District Court's dismissal of the action and remanded the case for further proceedings including the filing of an answer. The defendants and legislator intervenors have filed petitions for writ of certiorari with the U.S. Supreme Court.


Rite Aid of Pennsylvania, Inc. v. Houston

In March 1997, Rite Aid of Pennsylvania, Inc. (Rite Aid) filed in the U.S. District Court for the Eastern District of Pennsylvania a civil action against the Secretary of Public Welfare (Secretary). In its complaint, Rite Aid alleged that in promulgating regulations on October 1, 1995 governing payment rates for prescription drugs and related services provided to recipients of benefits under the Pennsylvania Medical Assistance Program (Medicaid), the Secretary violated various provisions of Title XIX of the Social Security Act (commonly known as the Medicaid Act) and regulations of the U.S. Department of Health and Human Services, as well as provisions of state law and federal constitutional due process.

In August 1998, the District Court declared that the pharmacy reimbursement rates made effective after October 1, 1995, were adopted by the Secretary in violation of section 1396(a)(30)(A) of the Medicaid Act and enjoined the Secretary from using those rates to reimburse for any prescription drugs and related services provided to Medicaid recipients on and after October 1, 1998. The Court held that the Secretary acted arbitrarily and capriciously by failing to consider whether the revised rates were consistent with the statutory standards of efficiency, economy, and quality of care.

The Secretary appealed the district court's orders. On March 22, 1999, the U.S. Court of Appeals for the Third Circuit reversed the district courts' order and remanded the case for further proceedings. The Court of Appeals held that the Secretary had not violated the Medicaid Act in adopting rates in 1995, but the court remanded the case to allow the plaintiffs to pursue any claim which they might have that the rates substantially do not satisfy the statutory standard prescribed by 42 U.S.C. sec.1396(a)(30)(A).

The case is pending in the District Court. No substantial proceedings have occurred since the remand. In addition, a case raising analogous state law issues is pending in Commonwealth Court.

Pennsylvania general obligation bonds are currently rate AA by Standard & Poor's, AA by Fitch and Aa3 by Moody's. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues will not be adversely affected by changes in economic or political conditions.

                                    Part C

                               Other Information


Item 23.   Exhibits


       1. (a) Amended and Restated Articles of Incorporation of the
       Registrant.(1)
       1. (b) Articles of Amendment reclassifying capital stock as Class A shares.(1)
       1. (c) Articles Supplementary creating Class B shares of capital stock.(1)
       1. (d) Articles of Amendment relating to name change of Sentinel Short Maturity Government Fund.(1)
       1. (e) Articles of Amendment relating to name change of Sentinel Small Company Fund.(1)
       1. (f) Articles of Amendment relating to name change of Sentinel Emerging Growth Fund.(1)
       1. (g) Articles Supplementary creating Class C shares of capital stock.(1)
       1. (h) Articles Supplementary creating Class D shares of Sentinel Balanced Fund.(1)
       1. (i) Articles of Amendment relating to name change of Sentinel Mid Cap Growth.(5)
       1. (j) Articles Supplementary creating Class A shares and Class B shares of Sentinel Growth Index Fund.(7)
       1. (k) Form of Articles Supplementary creating Class A shares, Class B shares and Class C shares of Sentinel Flex Cap Opportunity Fund.
       2. By-Laws of the Registrant, as amended.(1)
       3. Portion of the Articles of Incorporation and the By-Laws of the Registrant defining the rights of holders of Class A shares of each Fund as series of the Registrant.(2)
       4. (a) Investment Advisory Agreement between the Registrant and Sentinel Advisors Company (the "Advisor"), dated as of March 1, 1993.(3)
       4. (b) Investment Subadvisory Agreement between the Advisor and INVESCO Capital Management, Inc.(5)
       4. (c) Investment Subadvisory Agreement between the Advisor and Evergreen Investment Management Company.(5)
       4. (d) Investment Advisory Agreement between the Registrant and the Advisor relating to Sentinel Growth Index Fund.(7)
       4. (e) Sub-Investment Advisory Agreement between the Advisor and INVESCO Global Asset Management (N.A.), Inc. relating to Sentinel Growth Index Fund.(7)
       4. (f) Form of Investment Advisory Agreement between the Registrant and the Advisor relating to Sentinel Flex Cap Opportunity Fund.
       4. (g) Form of Sub-Investment Advisory Agreement between the Advisor and Fred Alger Management, Inc. relating to Sentinel Flex Cap Opportunity Fund.
       5. Distribution Agreement between the Registrant and Sentinel Financial Services Company ("SFSC"), dated as of March 1, 1993.(3)
       6. None.
       7. Custody Agreement between the Registrant and Investors Fiduciary Trust Company ("IFTC"), dated December 1, 1989.(1)
       8. (a) Dividend Paying Agent Agreement between the Registrant and IFTC, dated December 1, 1989.(1)
       8. (b) Service Agreement between Sentinel Administrative Service Corporation and IFTC, dated December 1, 1989.(1)
       8. (c) Administrative Services Agreement between Sentinel Administrative Service Corporation and IFTC, dated December 1, 1989.(1)
       8. (d) Fund Services Agreement between the Registrant and Sentinel Administrative Services Company ("SASC"), dated as of March 1, 1993.(3)
       9. (a) Opinion of Brown & Wood LLP, counsel to the Registrant.(6)
       10. Consent of PricewaterhouseCoopers LLP, independent accountants for the Registrant.
       11.(a) Financial Statements included in Part A:
               - Selected Per Share Data and Ratios for the five years ended
                 November 30, 1998*
       11.(b) Financial Statements incorporated by reference in Part B:
              - Selected Per Share Data and Ratios for the five years
                ended November 30, 1998*
              - Statement of Assets and Liabilities at November 30,
                1998*
              - Statement of Operations for the year ended November 30,
                1998*
              - Statement of Changes in Net Assets for the years ended
                November 30, 1998 and 1997*
              - Notes to Financial Statements*
              - Report of Independent Accountants*
              - Unaudited Statement of Assets and Liabilities at May 31,
                1999**
              - Unaudited Statement of Operations for the six months
                ended May 31, 1999**
              - Unaudited Statement of Changes in Net Assets for the six
                months ended May 31, 1999.**
              - Notes to Financial Statements.**
       12.(a) None.
       13.(a) Class A Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.(7)
       13.(b) Amended Class B Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.(7)
       13.(c) Class C Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.(1)
       13.(d) Class D Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.(1)
       14. Financial Data Schedules for Class A, B, C, D.(5)
       15. Amended Plan pursuant to Rule 18f-3 under the 1940 Act.

------------------------
(1)  Previously filed as an Exhibit to Post-Effective Amendments No. 54,
     55, 56, 57 and 58 of the Registrant on Form N-1 and Post-Effective Amendments No. 61, 62, 63, 64, 67, 68, 71, 72, 76, 77, 80, 83, 84 and
     85 of the Registrant on Form N-1A.
(2) Reference is made to Articles Fifth, Sixth, Seventh and Eighth of the Registrant's Articles of Incorporation, previously filed as Exhibit 1 to the Registration Statement; and to Paragraphs 4 through 12, 35 through 39, 43 through 45, 50 and 52 through 54 of the Registrant's By-Laws, previously filed as Exhibit 2 to the Registration Statement.
(3) Incorporated by reference to Exhibits 4, 6(b), 7(b), 13(b) and 13(g) to the Registration Statement of the Registrant on Form N-14, File No. 33-55000.
(4) Previously filed as an Exhibit to Post-Effective Amendment 85 of the Registrant on Form N-1.
(5) Previously filed as an Exhibit to Post-Effective Amendment 86 of the Registrant on Form N-1.
(6) Filed on March 28, 1997 as an Exhibit to Post-Effective Amendment No. 77 to the Registration Statement.
(7) Filed on June 30, 1999 as an Exhibit to Post-Effective Amendment No. 87 to the Registration Statement.

* Incorporated by reference to the Registrant's 1998 Annual Report to shareholders filed with the Securities and Exchange Commission for the year ended November 30, 1998 pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended ("1940 Act").

** [Incorporated by reference to the Registrant's 1999 Semi-Annual Report to shareholders filed with the Securities and Exchange Commission for the six months then ended May 31, 1999.]



Item 24.  Persons Controlled by or under Common Control
          With The Registrant

          None.

Item 25.  Indemnification

          See paragraphs 3, 4, 5 and 6 of Article SEVENTH of the
          Amended and Restated Articles of Amendment of the Registrant, incorporated by reference to Exhibit 1(a) to this Registration Statement.

          The existing Advisory Agreements (Exhibit 4 hereof) provides that in the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties thereunder on the part of the Advisor, the Advisor shall not be liable to the Registrant or to any shareholder of the Registrant for any act or omission in the course of, or connected with rendering services thereunder or for any losses that may be sustained in the purchase, holding or selling of any security.

          In addition, the Registrant maintains a directors and officers liability insurance policy with maximum coverage of $15 million under which the directors and officers of the Registrant are named insureds.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities (other than for expenses paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, unless the matter has been settled by controlling precedent in the opinion of its counsel, will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of the Investment Adviser

          Information on the Advisor is incorporated by reference to the Prospectus included in this Registration Statement.

          Partners of the Advisor
          Sentinel Management Co. - Managing General Partner
          Sentinel Advisors, Inc. - General Partner
          Provident Mutual Management Co., Inc. - General Partner
          HTK of Delaware, Inc. - General Partner

          Officers of the Advisor

          Rodney A. Buck, Chief Executive Officer

          Richard D. Temple, Vice President

          David M. Brownlee, Senior Vice President

          Van Harissis, Senior Vice President

          Robert L. Lee, Senior Vice President

          Kenneth J. Hart, Vice President

          Bruce R. Bottamini, Vice President

          Thomas H. Brownell, Vice President

          William C. Kane, Vice President

          Kay L. Edson, Vice President

          Henry J. Restaino, Vice President

          Dean R. Howe, Vice President and Treasurer

          Scott T. Brayman, Vice President

          Daniel J. Manion, Vice President

          Steven P. Flynn, Vice President

          Daniel e. Gass, Vice President

          Stephen S. Rauh, Vice President

          Lisa M. Pettrey, Secretary

          Each of the above officers is also an officer or employee of National Life Insurance Company or its subsidiary, National Life Investment Management Company, Inc. The principal business address of each such company is National Life Drive, Montpelier, Vermont 05604.

Item 27.  Principal Underwriters

     (a) The Registrant's principal underwriter, SFSC, also serves as principal underwriter for Sentinel Pennsylvania Tax-Free Trust.

     (b) As to each officer of SFSC:

                                                                Positions and
Name and Principal             Positions and Offices            Offices with
Business Address                    with SFSC                   the Registrant
------------------             ---------------------            --------------

Joseph M. Rob                  Chief Executive Officer          President

Julie A. Hendrickson           President and Chief              None
                               Operating Officer

John M. Grab, Jr.              Senior Vice President,           Vice President
                               Chief Financial Officer,
                               and Treasurer

     The principal business address of all such persons is National Life Drive, Montpelier, Vermont 05604.

     (c) Not applicable.


Item 28.  Location of Accounts and Records

     The following maintain physical possession of each account book or other documents required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder.

     (a) Sentinel Administrative Service Company
          National Life Drive
          Montpelier, Vermont 05604
          Rule 31a-1(a)
          Rule 31a-1(b)(1)(2)(3)(4)(5)(6)(7)(8)
          Rule 31a-2(a)(b)(c)(f)

      (b) Sentinel Advisors Company
          National Life Drive
          Montpelier, Vermont 05604
          Rule 31a-1(a)(9)(10)(11)
          Rule 31a-1(d)(f)
          Rule 31a-2(a)(c)(f)

      (c) Sentinel Financial Services Company
          National Life Drive
          Montpelier, Vermont  05604

          Rule 31a-1(d)
          Rule 31a-2(c)


Item 30.  Management Services

          Not applicable.


Item 32.  Undertakings

          Not applicable.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Montpelier and State of Vermont, on the 16th day of December, 1999.


                                      SENTINEL GROUP FUNDS, INC.
                                               (Registrant)


                                      By:   /s/ Patrick E. Welch
                                          -----------------------
                                               Patrick E. Welch
                                               Chairman


     As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities on the date indicated. Signature Title Date



/s/ Patrick E. Welch                Chairman                  December 16, 1999
-------------------------              (Chief Executive
Patrick E. Welch                       Officer)

Richard J. Borda*                  Director
-------------------------
Richard J. Borda

Kalman J. Cohen*                   Director
-------------------------
Kalman J. Cohen

John D. Feerick*                   Director
-------------------------
John D. Feerick

Richard J. Johannesen, Jr.*        Director
----------------------------
Richard J. Johannesen, Jr.

Robert B. Mathias*                 Director
-------------------------
Robert B. Mathias

Keniston P. Merrill                Director
-------------------------

Deborah G. Miller*                 Director
-------------------------
Deborah G. Miller

John Raisian*                      Director
-------------------------
John Raisian

/s/ Joseph M. Rob                   Director                  December 16, 1999
-------------------------
Joseph M. Rob

Susan M. Sterne*                   Director
-------------------------
Susan M. Sterne

Angela E. Vallot*                  Director
-------------------------
Angela E. Vallot

/s/ John M. Grab, Jr.               Vice President and        December 16, 1999
-------------------------             Principal Financial
John M. Grab, Jr.                     and Accounting Officer


*By  /s/ Joseph M. Rob                                        December 16, 1999
     --------------------
     Joseph M. Rob
     Attorney-in-Fact


                                 Exhibit Index

 Exhibit Number

   1.  (k)    Form of Articles Supplementary creating Class A,
              Class B shares and Class C shares of Sentinel Flex Cap
              Opportunity Fund.
   4.  (f)    Form of Amended Investment Advisory Agreement.
   4.  (g)    Form of Sub-Investment Advisory Agreement.
   10.        Consent of Independent Accountants.
   15.        Form of Amended Plan pursuant to Rule 18f-3.